EXHIBIT 10.8

EXECUTION VERSION

[Information indicated with brackets has been excluded from this exhibit because it is not material and would be competitively harmful if publicly disclosed]

JOINT OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 6 TO THE SERIES 2016-MSRVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 7 TO THE SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 1 TO THE PRICING SIDE LETTERS, AMENDMENT NO. 5 TO THE SIDE LETTER AGREEMENTS AND AMENDMENT NO. 2 TO THE VFN REPO GUARANTY

This JOINT OMNIBUS ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 6 TO THE SERIES 2016-MSRVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 7 TO THE SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 1 TO THE PRICING SIDE LETTERS, AMENDMENT NO. 5 TO THE SIDE LETTER AGREEMENTS AND AMENDMENT NO. 2 TO THE VFN REPO GUARANTY (each as defined below) is entered into and effective as of June 28, 2024 (the “Effective Date”) (this “Amendment”), among ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as administrative agent (the “Administrative Agent”), NEXERA HOLDING LLC, as assigning buyer (the “Assigning Buyer”), PennyMac Loan Services, LLC (“PLS”), as seller (the “Seller”), and ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as assignee buyer (the “Assignee Buyer”), and acknowledged by PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as guarantor (the “Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the applicable Repurchase Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, the Administrative Agent, the Assigning Buyer and the Seller are parties to (a) (i) that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of  June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, Amendment No. 4, dated as of June 27, 2023, and Amendment No. 5, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), (ii) the related Sixth Amended and Restated Series 2016-MSRVF1 Pricing Side Letter, dated as of June 28, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Pricing Side Letter”), and (iii) the related Series 2016-MSRVF1 Side Letter Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of June 27, 2023, and Amendment No. 4, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Side Letter Agreement”), and (b) (i) that certain Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by

Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and Amendment No. 6, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement” and together with Series 2016-MSRVF1 Repurchase Agreement, the “Repurchase Agreements”), (ii) the related Second Amended and Restated Series 2020-SPIADVF1 Pricing Side Letter, dated as of June 28, 2024 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Pricing Side Letter” and together with the Series 2016-MSRVF1 Pricing Side Letter, the “Pricing Side Letters”), and (iii) the related Series 2020-SPIADVF1 Side Letter Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of December 7, 2021, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of June 27, 2023, and Amendment No. 4, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Side Letter Agreement” and together with the Series 2016-MSRVF1 Side Letter Agreement, the “Side Letter Agreements”);

WHEREAS, the Guarantor is party to that certain Second Amended and Restated Guaranty, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of March 16, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “VFN Repo Guaranty” and together with the Repurchase Agreements, the Pricing Side Letters and the Side Letter Agreements, the “VFN Repurchase Documents”), by the Guarantor in favor of Buyers (as defined in the Repurchase Documents);

WHEREAS, as a condition precedent to amending the VFN Repurchase Documents, the Assigning Buyer has required the Guarantor to ratify and affirm the VFN Repo Guaranty on the Effective Date;

WHEREAS, PNMAC GMSR Issuer Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and Amendment No. 3, dated as of February 7, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as February 28, 2018 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, dated as of February 10, 2022, Amendment No. 7, dated as of June 8, 2022, Amendment No. 8, dated as of June 27, 2023, and Amendment No. 9, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative

Agent, and the Amended and Restated Series 2020-SPIADVF1 Indenture Supplement, dated February 7, 2022 (as amended by Amendment No. 1, dated as of June 27, 2023, Amendment No. 2, dated as of August 4, 2023, and Amendment No. 3, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement”), by and among, the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer, the Administrative Agent, Goldman Sachs Bank USA, as an administrative agent, and Nomura Corporate Funding Americas, LLC, as an administrative agent;

WHEREAS, upon the Effective Date the Assigning Buyer has agreed to assign, and the Assignee Buyer has agreed to acquire, all of the right, title and interest of the Assigning Buyer in and to the VFN Repurchase Documents and the other Program Agreements, and the Assignee Buyer has agreed to assume and undertake all obligations of the Assigning Buyer under the VFN Repurchase Documents and the other Program Agreements;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent;

WHEREAS, pursuant to the definition of “Administrative Agent” under the Base Indenture, any action to be taken by the Administrative Agent solely with respect to an individual Series or Note shall require the consent of only the Administrative Agent specified in the related Indenture Supplement or Note, as applicable;

WHEREAS, the Administrative Agent is the Administrative Agent for purposes of this Amendment; and

WHEREAS, the VFN Repurchase Documents are Transaction Documents.

NOW THEREFORE, the Administrative Agent, the Assigning Buyer, the Seller, the Guarantor and the Assignee Buyer hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, as follows:

SECTION 1.Assignment and Assumption of VFN Repurchase Documents and other Program Agreements.
(a)The Assigning Buyer hereby irrevocably sells, assigns, grants, conveys and transfers to the Assignee Buyer all of Assigning Buyer’s right, title and interest in and to the VFN Repurchase Documents and each other Program Agreement (including all Obligations held by the Assigning Buyer). As of the Effective Date, the Assignee Buyer unconditionally accepts such assignment and assumes all of the Assigning Buyer’s duties, liabilities, indemnities and obligations under the VFN Repurchase Documents and the other Program Agreements arising on or after the Effective Date, and agrees to pay, perform and discharge, as and when due, all of the duties, liabilities, indemnities and obligations of the Assigning Buyer under the VFN Repurchase Documents and the other Program Agreements arising on or after the Effective Date.

(b)As of the Effective Date, the Assignee Buyer shall be substituted for the Assigning Buyer in the VFN Repurchase Documents and the other Program Agreements (subject to any consent of any Persons who are not parties hereto) and shall acquire all the rights and become obligated to perform all the duties, liabilities, indemnities and obligations of the Assigning Buyer that are hereby fully assigned to the Assignee Buyer.
(c)For the avoidance of doubt, the existing Transactions shall be continuing Transactions and shall not be considered terminated in any respect. The Seller hereby consents that as of the Effective Date, the Assignee Buyer shall be a Buyer under the VFN Repurchase Documents and the other Program Agreements and shall have the rights and obligations as a Buyer thereunder and shall be bound by the provisions thereof.  The Seller reaffirms any transfers, or grants of security interests in, any Repurchase Assets and/or any other collateral security pursuant to the VFN Repurchase Documents and other Program Agreements.
(d)Certain third parties (for example, trustees and servicers) are parties to certain of the Program Agreements that are not VFN Repurchase Documents (such Program Agreements, “Third Party Program Agreements”).  If the requisite parties have not entered into documentation necessary for the Assignee Buyer to acquire and assume the Assigning Buyer’s rights and obligations under any such Third Party Program Agreement on or before the Effective Date, the Assigning Buyer has agreed to assist the Assignee Buyer in order for the Assignee Buyer to indirectly obtain the rights and benefits of such Third Party Program Agreement until such documentation is entered into.
SECTION 2.Release of Assigning Buyer. As of the Effective Date, the Assigning Buyer shall be relieved of all obligations to perform under the VFN Repurchase Documents and shall be fully relieved of liability to any other party to this Amendment for which the facts and/or circumstances that led to or resulted in such obligation or liability arose on or after the Effective Date, in connection with the VFN Repurchase Documents.  Notwithstanding the foregoing, all indemnities and other protections in favor of the Assigning Buyer as set forth in the VFN Repurchase Documents shall survive as set forth therein. After the Effective Date, the Seller releases and forever discharges the Assigning Buyer, as well as its shareholders, directors, officers, employees, agents and representatives, from all further obligations, for which the facts and/or circumstances that led to or resulted in such obligations arose on or after the Effective Date, in connection with the VFN Repurchase Documents and the other Program Agreements, and from all manner of actions, causes of action, suits, debts, damages, expenses, claims and demands whatsoever that such party has or may have against any of the foregoing persons, for which the facts and/or circumstances that led to or resulted in such actions, causes of action, suits, debts, damages, expenses, claims and demands arose on or after the Effective Date, in connection with the performance under the VFN Repurchase Documents or any other Program Agreement.
SECTION 3.Amendments to the VFN Repurchase Documents.  As of the Effective Date, the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement, the Series 2016-MSRVF1 Pricing Side Letter, the Series 2020-SPIADVF1 Pricing Side Letter, the Series 2016-MSRVF1 Side Letter Agreement, the Series 2020-SPIADVF1 Side Letter Agreements and the VFN Repo Guaranty are hereby amended in their entirety to read as set forth on Exhibit A-1, Exhibit A-2, Exhibit B-1, Exhibit B-2, Exhibit C-1, Exhibit C-2 and Exhibit D respectively, which are incorporated herein.  By way of example, the deleted text will be reflected in the following manner: ~~stricken text~~; and the added text will be reflected in the following manner: double-underlined text.
SECTION 4.Affirmation of VFN Repo Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and acknowledges and agrees that the term “Obligations” as used in the VFN Repo Guaranty shall apply to all of the Obligations of the Seller to Buyers under the Repurchase Agreements, Pricing Side Letters, Side Letter Agreements and the related Program Agreements, as amended hereby.
SECTION 5.Conditions Precedent.  This Amendment shall become effective as of the Effective Date upon execution and delivery of this Amendment by the duly authorized officers of the parties hereto, subject to the satisfaction of the following conditions precedent (or waiver of any of the following conditions precedent by the Administrative Agent in its sole discretion), all of which shall be in form and substance acceptable to the Assigning Buyer and Assignee Buyer:
(a)Delivered Documents. Assigning Buyer and Assignee Buyer shall have received:
(i)this Amendment, duly executed by authorized signatories of the parties hereto; and
(ii)such other documents as the Administrative Agent or counsel thereto may reasonably request.
SECTION 6.Representations and Warranties.
(a)Each of the Seller and the Guarantor hereby represents and warrants to the Assignee Buyer that it is in compliance with all the terms and provisions set forth in the Repurchase Agreements, the Pricing Side Letters, the Side Letter Agreements and the other Program Agreements on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and affirms the representations and warranties contained in Article III of each Repurchase Agreement.
(b)The Assigning Buyer hereby represents and warrants to the Seller and the Guarantor that:
(i)it has obtained all requisite authorizations, approvals or waivers and fulfilled any conditions precedent, including from Ginnie Mae under the Acknowledgment Agreement if applicable, in order to execute the assignment contemplated under Section 1 of this Amendment; and
(ii)it has performed all of its duties and obligations as Buyer under each Repurchase Document prior to the Effective Date.
SECTION 7.Further Assurances.

(a)The parties hereto agree, from time to time, to enter into such further agreements and to execute all such further instruments as may be reasonably necessary or desirable to give full effect to the terms of this Amendment and the assignment and assumption contemplated hereby.
SECTION 8.Waiver of Requirements under VFN Repurchase Documents and other Program Agreements.  To the extent any of the VFN Repurchase Documents or any of the other Program Agreements includes any notice or satisfaction of any condition to any of the transactions contemplated hereby, the requirement for such notice or satisfaction of any condition is hereby waived. By its execution hereof, the Seller hereby consents to the assignment set forth herein as required pursuant to Section 9.02(b) of each Repurchase Agreement.
SECTION 9.Limited Effect.  Except as expressly amended and modified by this Amendment, each of the Repurchase Agreements, the Pricing Side Letters, the Side Letter Agreements and the other Program Agreements shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 10.Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
SECTION 11.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 12.GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL

APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 13.Program Agreement. This Amendment is a Program Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK. SIGNATURES FOLLOW.]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Nexera to Funding 2)]

NEXERA HOLDING LLC, as Assigning Buyer

By:	/s/ Steven M. Abreu
Name:	Steve Abreu
Title:	CEO

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Nexera to Funding 2)]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Nexera to Funding 2)]

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as Assignee Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Nexera to Funding 2)]

CONFORMED TO AMENDMENT NO. 1 (06/08/2022)

AMENDMENT NO. 2 (02/07/2023)

AMENDMENT NO. 3 (03/16/2023)

AMENDMENT NO. 4 (06/27/2023)

AMENDMENT NO. 5 (06/28/2024)

AMENDMENT NO. 6 (06/28/2024)

EXHIBIT A-1

SERIES 2016-MSRVF1 REPURCHASE AGREEMENT

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

among

ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent

(“Administrative Agent”)

and

THE BUYERS FROM TIME TO TIME PARTY HERETO, as buyers (“Buyers”)

and

PENNYMAC LOAN SERVICES, LLC, as seller (“Seller”)

Dated as of July 30, 2021

PNMAC GMSR ISSUER TRUST

MSR COLLATERALIZED NOTES, SERIES 2016-MSRVF1

[PNMAC GMSR Issuer Trust – Omnibus Joint Assignment, Assumption and Amendments to

VFN Repurchase Documents (Nexera to Funding 2)]

EXHIBIT 10.8

EXECUTION VERSION

TABLE OF CONTENTS

Page

ARTICLE I DEFINITIONS1

Section 1.01 Certain Defined Terms.1

Section 1.02 Other Defined Terms.15

ARTICLE II GENERAL TERMS15

Section 2.01 Transactions.15

Section 2.02 Procedure for Entering into Transactions.15

Section 2.03 Repurchase; Payment of Repurchase Price.17

Section 2.04 Price Differential.17

Section 2.05 Margin Maintenance.17

Section 2.06 Payment Procedure.18

Section 2.07 Application of Payments.18

Section 2.08 Use of Purchase Price and Transaction Requests.19

Section 2.09 Recourse.19

Section 2.10 Requirements of Law.19

Section 2.11 Taxes.21

Section 2.12 Indemnity.22

Section 2.13 Additional Balance and Additional Funding.22

Section 2.14 Commitment Fee and Other Fees.22

Section 2.15 Termination.22

ARTICLE III REPRESENTATIONS AND WARRANTIES23

Section 3.01 Seller Existence.23

Section 3.02 Licenses.23

Section 3.03 Power.23

Section 3.04 Due Authorization.23

Section 3.05 Financial Statements.24

Section 3.06 No Event of Default.24

Section 3.07 Solvency.25

Section 3.08 No Conflicts.25

Section 3.09 True and Complete Disclosure.25

Section 3.10 Approvals.25

Section 3.11 Litigation.25

Section 3.12 Material Adverse Change.25

Section 3.13 Ownership.26

Section 3.14 The Note.26

Section 3.15 Taxes.26

Section 3.16 Investment Company.27

Section 3.17 Chief Executive Office; Jurisdiction of Organization.27

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Section 3.18 Location of Books and Records.27

Section 3.19 ERISA.27

Section 3.20 Financing of Note and Additional Balances.27

Section 3.21 Agreements.27

Section 3.22 Other Indebtedness.27

Section 3.23 No Reliance.28

Section 3.24 Plan Assets.28

Section 3.25 No Prohibited Persons.28

Section 3.26 Compliance with 1933 Act.28

Section 3.27 Anti-Money Laundering Laws.28

ARTICLE IV CONVEYANCE; REPURCHASE ASSETS; SECURITY INTEREST29

Section 4.01 Ownership.29

Section 4.02 Security Interest.29

Section 4.03 Further Documentation.30

Section 4.04 Changes in Locations, Name, etc.30

Section 4.05 Performance by Administrative Agent of Seller’s Obligations.30

Section 4.06 Proceeds.30

Section 4.07 Remedies.31

Section 4.08 Limitation on Duties Regarding Preservation of Repurchase Assets.32

Section 4.09 Powers Coupled with an Interest.32

Section 4.10 Release of Security Interest.32

Section 4.11 Reinstatement.32

Section 4.12 Subordination.32

ARTICLE V CONDITIONS PRECEDENT32

Section 5.01 Initial Transaction.32

Section 5.02 All Transactions.33

Section 5.03 Closing Subject to Conditions Precedent.35

ARTICLE VI COVENANTS37

Section 6.01 Litigation.37

Section 6.02 Prohibition of Fundamental Changes.37

Section 6.03 Reporting.38

Section 6.04 No Adverse Claims.38

Section 6.05 Assignment.38

Section 6.06 Security Interest.38

Section 6.07 Records.38

Section 6.08 Books.39

Section 6.09 Approvals.39

Section 6.10 Material Change in Business.39

Section 6.11 Distributions.39

Section 6.12 Applicable Law.39

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Section 6.13 Existence.39

Section 6.14 Chief Executive Office; Jurisdiction of Organization.39

Section 6.15 Taxes.39

Section 6.16 Transactions with Affiliates.40

Section 6.17 [Reserved].40

Section 6.18 [Reserved].40

Section 6.19 True and Correct Information.40

Section 6.20 No Pledge.40

Section 6.21 Plan Assets.40

Section 6.22 Sharing of Information.40

Section 6.23 Modification of the Base Indenture and Series 2016-MSRVF1 Indenture Supplement.40

Section 6.24 Reporting Requirements.41

Section 6.25 Liens on Substantially All Assets.43

Section 6.26 Litigation Summary.43

Section 6.27 Hedging.43

Section 6.28 MSR Valuation.43

Section 6.29 Most Favored Status.44

Section 6.30 Threshold Events and Commitment Modifications.44

ARTICLE VII DEFAULTS/RIGHTS AND REMEDIES OF BUYERS UPON DEFAULT44

Section 7.01 Events of Default.44

Section 7.02 No Waiver.47

Section 7.03 Due and Payable.47

Section 7.04 Fees.47

Section 7.05 Default Rate.48

ARTICLE VIII ENTIRE AGREEMENT; AMENDMENTS AND WAIVERS; SEPARATE ACTIONS BY BUYERS48

Section 8.01 Entire Agreement; Amendments.48

Section 8.02 Waivers, Separate Actions by Buyers.48

ARTICLE IX SUCCESSORS AND ASSIGNS48

Section 9.01 Successors and Assigns.48

Section 9.02 Participations and Transfers.49

Section 9.03 Buyer and Participant Register.50

ARTICLE X AGENT PROVISIONS50

Section 10.01 Appointment of Administrative Agent.50

Section 10.02 Powers and Duties.51

Section 10.03 General Immunity.51

Section 10.04 Administrative Agent to Act as Buyer.52

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Section 10.05 Buyers’ Representations, Warranties and Acknowledgment.52

Section 10.06 Right to Indemnity.53

Section 10.07 Successor Administrative Agent.54

Section 10.08 Delegation of Duties.54

Section 10.09 Right to Realize on Collateral.55

Section 10.10 Erroneous Payments.55

ARTICLE XI MISCELLANEOUS57

Section 11.01 Survival.57

Section 11.02 Indemnification.57

Section 11.03 Nonliability of Buyers.57

Section 11.04 Governing Law; Submission to Jurisdiction; Waivers.58

Section 11.05 Notices.59

Section 11.06 Severability.60

Section 11.07 Section Headings.60

Section 11.08 Counterparts.60

Section 11.09 Periodic Due Diligence Review.61

Section 11.10 Hypothecation or Pledge of Repurchase Assets.61

Section 11.11 Non-Confidentiality of Tax Treatment.62

Section 11.12 Set-off.63

Section 11.13 Intent.63

Schedule 1–Responsible Officers of Seller

Schedule 2–Asset Schedule

Schedule 3–Administrative Agent Account

Exhibit A–Form of Transaction Notice

Exhibit B–Existing Indebtedness

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EXHIBIT 10.8

EXECUTION VERSION

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This Amended and Restated Master Repurchase Agreement (this “Agreement”) is made as of July 30, 2021, among ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as administrative agent (the “Administrative Agent”), the Buyers (as defined herein) from time to time party hereto, and PENNYMAC LOAN SERVICES, LLC, as seller (“Seller” or “PLS”).

W I T N E S S E T H :

WHEREAS, pursuant to the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement, PNMAC GMSR ISSUER TRUST (“Issuer”) duly authorized the issuance of a Series of Notes, as a single Class of Variable Funding Note, known as the “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2016-MSRVF1” (the “Note”);

WHEREAS, from time to time, the parties hereto may enter into Transactions;

WHEREAS, Seller is the owner of the Note, and the Administrative Agent is the holder of the Note on behalf of the Buyers; and

WHEREAS, Seller wishes to sell its entire interest in the Note to Buyers pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Buyers and Seller hereby agree as follows.

ARTICLE I

DEFINITIONS
Section 1.01Certain Defined Terms. Capitalized terms used herein shall have the indicated meanings:

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Act of Insolvency” means, with respect to any Person or its Affiliates, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such party or an Affiliate or any substantial part of the property of either; (iii) the appointment of a receiver, conservator, or manager for such party or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party or an Affiliate of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party or an Affiliate of such party of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party or of any of its Affiliates, or shall have taken any action to displace the management of such party or of any of its Affiliates or to curtail its authority in the conduct of the business of such party or of any of its Affiliates.

“Additional Balance” has the meaning set forth in Section 2.13.

“Additional Repurchase Assets” has the meaning set forth in Section 4.02(c).

“Administrative Agent” has the meaning given to such term in the preamble to this Agreement.

“Administrative Agent Account” means the account identified on Schedule 3 hereto.“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code; provided, however, that in respect of Seller the term “Affiliate” shall include only PNMAC and its wholly owned subsidiaries.

“Advance Verification Agent Report” has the meaning assigned to such term in the Base Indenture.

“Aggregate Committed Amount” means the sum of all Committed Amounts.

“Agreement” has the meaning given to such term in the preamble to this Agreement.

“Anti-Money Laundering Laws” shall have the meaning set forth in Section 3.27.

“Applicable Lending Office” means the “lending office” of a Buyer (or of an Affiliate of such Buyer) designated on the signature page hereof or such other office of a Buyer (or of an Affiliate of such Buyer) as such Buyer may from time to time specify to Seller in writing as the office by which the Transactions are to be made and/or maintained.

“ASP” has the meaning given to such term in the preamble to this Agreement.

“Asset Schedule” means Schedule 2 attached hereto, which lists the Note and the terms thereof, as such schedule shall be updated from time to time in accordance with Section 2.02 hereof, including in connection with Administrative Agent’s approval of any Additional Balances pursuant to Section 2.13.

“Asset Value” has the meaning assigned to such term in the Pricing Side Letter.

“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.

“Base Indenture” means the Third Amended and Restated Base Indenture, dated as of April 1, 2020, among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Seller, as administrator and as servicer, ASP, as administrative agent and the Credit Manager, including the schedules and exhibits thereto.

“Base Rate” has the meaning assigned to the term in the Pricing Side Letter.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, the State of California, the State of Texas, the city and state where the Corporate Trust Office is located or the Federal Reserve Bank of New York, are authorized or obligated by law, executive order or governmental decree to be closed.

“Buyer” means each Person listed on the signature pages to this Agreement as Buyer, together with their successors, and any Transferee of such Person, other than any such Person that ceases to be a Buyer pursuant to this Agreement.

“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Change in Control” occurs if any of the following occur:

(A) any transaction or event as a result of which PNMAC ceases to own, beneficially or of record, 100% of the stock of Seller, except with respect to an initial public offering of Seller’s common stock on a U.S. national securities exchange;

(B) the sale, transfer, or other disposition of all or substantially all of Seller’s or PNMAC’s assets (excluding any such action taken in connection with any securitization transaction); or

(C) the consummation of a merger or consolidation of Seller or PNMAC with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of Seller or PNMAC immediately prior to such merger, consolidation or other reorganization.

“Closing Date” has the meaning assigned to the term in the Pricing Side Letter.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commitment Fee” has the meaning assigned to the term in the Pricing Side Letter.

“Commitment Modification” has the meaning assigned to the term in the Pricing Side Letter.

“Committed Amount” has the meaning assigned to the term in the Pricing Side Letter.

“Commitment Share” means, with respect to each Buyer, 50%.

“Confidential Information” has the meaning set forth in Section 11.11(b).

“Control”, “Controlling” or “Controlled” means the possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Corresponding Repurchase Price” has the meaning set forth in Section 10.10(c).

“Credit Manager” means Pentalpha Surveillance LLC and any successor thereto in such capacity.

“Default” means an event, condition or default that, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

“Defaulting Buyer” has the meaning set forth in Section 2.02.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“DQ2+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract) for two (2) or more months, divided by (y) the total number of Mortgage Loans in the Servicer’s portfolio.

“DQ3+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the applicable provision of the Ginnie Mae Contract) for three (3) or more months, divided by (y) the total number of Mortgage Loans remaining in the Servicer’s portfolio.

“DQP Delinquency Ratio”:  As of the first day of any calendar month, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the aggregate amount of delinquent principal and interest payments (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract), divided by (y) the aggregate monthly Fixed Installment Control for all Mortgage Pools due to the Servicer.

“EO13224” has the meaning set forth in Section 3.25.

“Erroneous Payment” has the meaning set forth in Section 10.10(a).

“Erroneous Payment Return Deficiency” has the meaning set forth in Section 10.10(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any corporation or trade or business that, together with Seller or PNMAC is treated as a single employer under Section 414(b) or (c) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as single employer described in Section 414 of the Code.

“ERISA Event of Termination” means with respect to Seller or PNMAC (i) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified with thirty (30) days of the occurrence of such event, or (ii) the withdrawal of Seller, PNMAC or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by Seller, PNMAC or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including the failure to make on or before its due date a required installment under Section 412(m) of the Code (or Section 430(j) of the Code as amended by the Pension Protection Act) or Section 302(e) of ERISA (or Section 303(j) of ERISA, as amended by the Pension Protection Act), or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Seller, PNMAC or any ERISA Affiliate thereof to terminate any plan, or (v) the failure to meet requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by Seller, PNMAC or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for Seller, PNMAC or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(b) or 430(k) of the Code with respect to any Plan.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Existing Indebtedness” has the meaning specified in Section 3.22.

“Expenses” means all present and future expenses reasonably incurred by or on behalf of Administrative Agent and Buyers in connection with the negotiation, execution or enforcement of this Agreement or any of the other Program Agreements and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the reasonable and documented cost of title, lien, judgment and other record searches; reasonable and documented attorneys’ fees; any ongoing audits or due diligence costs in connection with valuation, entering into Transactions or determining whether a Margin Deficit may exist; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby.

“FATCA” Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, guidance, notes, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Fidelity Insurance” means insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Seller’s regulators.

“Financing Document” means any or all of the “Program Agreements” or “Facility Documents” as defined in any repurchase agreement or loan and security agreement between Seller and any Buyer.

“Fixed Installment Control” means the scheduled principal and interest due on a Mortgage Pool in a given month.

“Funding 2” means Atlas Securitized Products Funding 2, L.P.

“GAAP” means U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of Seller and its subsidiaries; provided, that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.

“GLB Act” has the meaning set forth in Section 11.11(b).

“Governmental Actions” means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over Administrative Agent, Seller or Buyers, as applicable.

“Governmental Rules” means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a mortgaged property. The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith. The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Indebtedness” means, for any Person: (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements, including, without limitation, any Indebtedness arising hereunder; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) Indebtedness of general partnerships of which such Person is a general partner and (j) with respect to clauses (a)-(i) above both on and off balance sheet.

“Indenture” means the Base Indenture, together with the Series 2016-MSRVF1 Indenture Supplement thereto.

“Indenture Trustee” means Citibank, N.A., its permitted successors and assigns.

“Issuer” has the meaning given to such term in the recitals to this Agreement.

“Laws” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

“Lien” means, with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.

“Margin” has the meaning assigned to the term in the Pricing Side Letter.

“Margin Call” has the meaning set forth in Section 2.05(a).

“Margin Deadlines” has the meaning set forth in Section 2.05(b).

“Margin Deficit” has the meaning set forth in Section 2.05(a).

“Market Value” means, with respect to the Note as of any date of determination, and without duplication, the fair market value of the Note on such date as determined by Administrative Agent in its sole discretion.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Seller or any Affiliate that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of Seller or any Affiliate that is a party to any Program Agreement to perform under any Program Agreement and to avoid any Event of Default;  or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against Seller or any Affiliate that is a party to any Program Agreement.

“Maximum Purchase Price” has the meaning assigned to the term in the Pricing Side Letter.

“Maximum Purchase Price Modification” shall have the meaning set forth in the definition of Maximum Purchase Price.

“Net Income” has the meaning assigned to the term in the Pricing Side Letter.

“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

“Non-Excluded Taxes” has the meaning set forth in Section 2.11(a).

“Note” has the meaning given to such term in the recitals to this Agreement.

“Note Rating Agency” has the meaning assigned to such term in the Base Indenture.

“Notice” or “Notices” means all requests, demands and other communications, in writing (including facsimile transmissions and e-mails), sent by overnight delivery service, facsimile transmission, electronic transmission or hand-delivery to the intended recipient at the address specified in Section 11.05 or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the outstanding principal balance of the Purchase Price, together with interest thereon on the Termination Date, outstanding interest due on each Price Differential Payment Date, and other obligations and liabilities, to Administrative Agent, Buyers and each of their Affiliates arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums reasonably incurred and paid by Administrative Agent or Buyers or on behalf of Administrative Agent or Buyers in order to preserve any Repurchase Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in this definition, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Repurchase Asset, or of any exercise by Administrative Agent and Buyers of their respective rights under the Program Agreements, including reasonable attorneys’ fees and disbursements and court costs;  and (d) all of Seller’s indemnity obligations to Administrative Agent and Buyers pursuant to the Program Agreements.

“OFAC” has the meaning set forth in Section 3.25.

“Officer’s Compliance Certificate” has the meaning assigned to such term in the Pricing Side Letter.

“Original Agreement” has the meaning given to such term in the recitals to this Agreement.

“Original Note” has the meaning given to such term in the recitals to this Agreement.

“Original Series 2016-MSRVF1 Indenture Supplement” means the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of February 28, 2018, as amended by Amendment No. 1 thereto, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, and Amendment No. 4, dated as of April 1, 2021, by and among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as administrator and as servicer, and Administrative Agent, as administrative agent.

“Other Taxes” has the meaning set forth in Section 2.11(b).

“Participant” has the meaning set forth in Section 9.02(b).

“Payment Recipient” has the meaning set forth in Section 10.10(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Pension Protection Act” means the Pension Protection Act of 2006, as amended from time to time.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“PFSI” means PennyMac Financial Services Inc.

“Plan” means an employee benefit or other plan established or maintained by any Seller or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

“PLS” has the meaning given to such term in the preamble to this Agreement.

“PMH” means PennyMac Holdings, LLC, a limited liability company organized under the laws of the State of Delaware.

“PMH Documents” means the PMH Repurchase Agreement, PMT Guaranty, Acknowledgment and Subordination Agreement, pricing letter, side letter, confirmations and all documents ancillary thereto that evidence a PMH Transaction in the form approved by the Issuer in writing in its sole discretion with any material modifications approved by the Issuer in writing in its sole discretion (excluding provisions related to the advance rate or interest rate of such PMH Transactions, which shall not be subject to Issuer’s review or approval).

“PMH Transaction” means a transaction between PLS and PMH whereby PMH pledges the Purchased MSR Excess Spread and the corresponding Purchased MSR Excess Spread PC to PLS against the transfer of funds by PLS, which Purchased MSR Excess Spread is concurrently or consecutively pledged to the Issuer under the PC Repurchase Agreement.

“PNMAC” means Private National Mortgage Acceptance Company, LLC, its permitted successors and assigns.

“Price Differential” means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) the Pricing Rate for such Transaction and (B) the Purchase Price for such Transaction, calculated daily on the basis of a 360 day year for the actual number of days during the Price Differential Period.

“Price Differential Payment Date” means, for as long as any Obligations shall remain owing by Seller to Administrative Agent and Buyers, each Payment Date (as defined in the Indenture).

“Price Differential Period” means, the period from and including a Price Differential Payment Date, up to but excluding the next Price Differential Payment Date.

“Price Differential Statement Date” has the meaning set forth in Section 2.04.

“Pricing Rate” means Base Rate plus the applicable Margin.

“Pricing Side Letter” means the fifth amended and restated pricing side letter dated as of the Closing Date, by and among Administrative Agent, Buyers, Seller and the VFN Guarantor, as amended, restated, supplemented or otherwise modified from time to time.

“Primary Repurchase Assets” has the meaning set forth in Section 4.02(a).

“Program Agreements” means this Agreement, the Pricing Side Letter, each Side Letter Agreement, the VFN Repo Guaranty, the PC Repurchase Agreement, the PC Guaranty, the Purchased MSR Excess Spread Participation Agreement, the Originated MSR Excess and Retained Spread Participation Agreement, the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time; provided, however, that the Program Agreements shall not include any rights created pursuant to an indenture supplement other than the Series 2016-MSRVF1 Indenture Supplement, or any rights under the Base Indenture or any other Program Agreements relating to such other indenture supplements.

“Prohibited Person” has the meaning set forth in Section 3.25.

“Pro Rata Share” means, with respect to each Buyer, the percentage obtained from the fraction: (i) the numerator of which is the outstanding Purchase Price attributable to such Buyer and (ii) the denominator of which is the aggregate outstanding Purchase Price.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Date” means, subject to the satisfaction of the conditions precedent set forth in Article V hereof, each Funding Date (as defined in the Indenture) on which a Transaction is entered into by Administrative Agent (as agent for Buyers) pursuant to Section 2.02 or such other mutually agreed upon date as more particularly set forth on Exhibit A hereto.

“Purchase Price” means on any date of determination:

(i)the price at which each Purchased Asset (or portion thereof) is transferred by Seller to Buyers (or Administrative Agent, as agent and bailee for Buyers), which shall equal the Asset Value of such Purchased Asset on the related Purchase Date, minus
(ii)the sum of (a) any Repurchase Price paid with respect to such Purchased Asset pursuant to Section 2.03, plus (b) any Additional Note Payment made with respect to such Purchased Asset pursuant to Section 4.4(a) or Section 4.5(e) of the Indenture, plus (c) any Redemption Amount paid pursuant to Section 13.1 of the Indenture, plus (d) any funds paid or applied by Administrative Agent against the Purchase Price pursuant to Section 2.05.

“Purchase Price Percentage” has the meaning assigned to the term in the Pricing Side Letter.

“Purchased Assets” means, collectively, the Note (including all outstanding Additional Balances thereunder) together with the Repurchase Assets related to the Note until it has been repurchased by Seller in accordance with the terms of this Agreement.

“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller, or any other person or entity with respect to the Purchased Assets.

“Register” has the meaning set forth in Section 9.02(c).

“Report Date” has the meaning set forth in Section 6.03.

“Repurchase Assets” has the meaning set forth in Section 4.02(c).

“Repurchase Date” means the earlier of (i) the Termination Date or (ii) the date requested by Seller on which the Repurchase Price is paid pursuant to Section 2.03.

“Repurchase Price” means the price at which Purchased Assets are to be transferred by or on behalf of Buyers to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the accrued but unpaid Price Differential as of the date of such determination.

“Repurchase Rights” has the meaning set forth in Section 4.02(c).

“Required Buyers” means, (a) at any time any Obligations are outstanding, Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of the Obligations outstanding at such time (excluding the portion of the Obligations owed to a Defaulting Buyer), or (b) at any time there are no Obligations outstanding, “Required Buyers” shall mean the Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of Committed Amounts (excluding the Committed Amounts of any Defaulting Buyers).

“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other Governmental Authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer or treasurer of such Person.  The Responsible Officers of Seller as of the Closing Date are listed on Schedule 1 hereto.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor thereto.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Seller” has the meaning assigned to such term in the preamble to this Agreement and includes PLS’ permitted successors and assigns.

“Seller Termination Option” means (a)(i) a Buyer has or shall incur costs in connection with those matters provided for in Section 2.10 or 2.11 and (ii) Administrative Agent, on behalf of Buyer, requests that Seller pay to such Buyer those costs in connection therewith, or (b) Administrative Agent has declared in writing that an event described in Section 5.02(g)(A) has occurred.

“Series 2016-MBSADV1 Indenture Supplement” means the Amended and Restated Series 2016-MBSADV1 Indenture Supplement, dated as of July 30, 2021, by and among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as administrator and as servicer, and Administrative Agent.

“Series 2016-MSRVF1 Indenture Supplement” means the Original Series 2016-MSRVF1 Indenture Supplement (as amended by Amendment No. 5, dated as of July 30, 2021), by and among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as administrator and as servicer, and Administrative Agent.

“Series 2021-MBSADV1 Indenture Supplement” means the Series 2021-MBSADV1 Indenture Supplement, dated as of July 30, 2021, by and among the Issuer, PLS, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, and ASP, as Administrative Agent.

“Side Letter Agreement” has the meaning assigned to such term in the Pricing Side Letter.

“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Taxes” has the meaning assigned to such term in Section 2.11(a).

“Termination Date” has the meaning assigned to such term in the Pricing Side Letter.

“Test Period” has the meaning assigned to such term in the Pricing Side Letter.

“Threshold Event” shall mean with respect to a Buyer, a Transaction Notice submitted by Seller which, if satisfied as to such Buyer’s Pro Rata Share, would exceed the Maximum Purchase Price for such Buyer.

“Transaction” means a transaction pursuant to which Seller transfers the Note or Additional Balances, as applicable, to Buyers (or to Administrative Agent, as agent and bailee for Buyers) against the transfer of funds by Buyers, with a simultaneous agreement by Buyers (or by Administrative Agent, as agent and bailee for Buyers) to transfer such Note or Additional Balances, as applicable, back to Seller at a date certain or on demand, against the transfer of funds by Seller.

“Transaction Document” has the meaning assigned to such term in Appendix A to the Indenture.

“Transaction Notice” has the meaning assigned to such term in Section 2.02(a).

“Transaction Register” has the meaning assigned to such term in Section 9.03(b).

“Transferee” has the meaning set forth in Section 9.02(c).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect on the Closing Date in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.

“VFN Guarantor” means Private National Mortgage Acceptance Company, LLC, in its capacity as guarantor under the VFN Repo Guaranty.

“VFN Repo Guaranty” means the Second Amended and Restated Guaranty, dated as of the Closing Date, pursuant to which VFN Guarantor fully and unconditionally guarantees the obligations of Seller hereunder.

Section 1.02Other Defined Terms.
(a)Any capitalized terms used and not defined herein shall have the meaning set forth in the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement, as applicable.
(b)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or” and the term “including” is not limiting.  All references to Sections, subsections, Articles and Exhibits shall be to Sections, subsections, and Articles of, and Exhibits to, this Agreement unless otherwise specifically provided.
(c)Reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, restated, supplemented or otherwise modified from time to time.
(d)In the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the words “commencing on” mean “commencing on and including,” the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”
ARTICLE II

GENERAL TERMS
Section 2.01Transactions.  Subject to the terms and conditions hereof, Buyers severally, not jointly, agree to enter into Transactions with Seller for a Purchase Price outstanding at any one time not to exceed the Aggregate Committed Amount; however, the Buyers may agree from time to time to enter into Transactions with Seller for a Purchase Price outstanding in excess of the Aggregate Committed Amount but not to exceed the Maximum Purchase Price.  No Buyer shall have any commitment or obligation to enter into a Transaction in connection with the Note to the extent the outstanding Purchase Price related to such Buyer after giving effect to such Transaction exceeds the related Committed Amount for such Buyer.  During the term of this Agreement, Seller may pay the Repurchase Price in whole or in part at any time during such period without penalty, and additional Transactions may be entered into in accordance with the terms and conditions hereof.  Each Buyer’s obligation to enter into Transactions pursuant to the terms of this Agreement shall terminate on the Termination Date.  All Transactions, up to the Maximum Purchase Price, shall be effected by Buyers simultaneously and proportionately to their respective Commitment Share, it being understood that no Buyer shall be responsible for any default by any other Buyer in such other Buyer’s obligation to enter into a Transaction nor shall any Commitment Share of any Buyer be increased or decreased as a result of a default by any other Buyer in such other Buyer’s obligation to enter into a Transaction hereunder, except to the extent agreed to by the non-Defaulting Buyer pursuant to Section 2.02(b).
Section 2.02Procedure for Entering into Transactions.
(a)Seller may enter into Transactions with Buyers under this Agreement on any Purchase Date; provided, that Seller shall have given Administrative Agent and Buyers irrevocable notice (each, a “Transaction Notice”), which notice (i) shall be substantially in the form of Exhibit A, (ii) shall be signed by a Responsible Officer of Seller and be received by Administrative Agent and Buyers prior to 1:00 p.m. (New York time) (a) twenty (20) calendar days with respect to any Committed Amount or (b) two (2) Business Days with respect to any amounts other than a Committed Amount, in each case, prior to the related Purchase Date, and (iii) shall specify: (A) the Market Value (as defined in the PC Repurchase Agreement) of the MSR (as defined in the PC Repurchase Agreement), (B) the Series Invested Amount; (C) the Maximum VFN Principal Balance of the Note; (D) the current Note Balance of the Note/Purchase Price; (E) the requested Additional Balance/Purchase Price; (F) the total Note Balance/Repurchase Price after giving effect to such Transaction; (G) the effective Advance Rate; and (H) any additional terms or conditions of the Transaction not inconsistent with this Agreement.  Each Transaction Notice on any Purchase Date shall be in an amount equal to at least $500,000.
(b)If Seller delivers a Transaction Notice that satisfies the requirements of Section 2.02(a) and all applicable conditions precedent set forth in Article V have been satisfied or waived on or prior to the Purchase Date, then subject to the foregoing, on the Purchase Date, each Buyer shall remit its Commitment Share of the requested Purchase Price in U.S. Dollars and in immediately available funds to Administrative Agent at the account specified in Schedule 3 (or such other account designated in writing by the Administrative Agent) no later than 11:00 a.m. (New York time) on the date specified in the Transaction Notice as the Purchase Date, and upon satisfaction or waiver of all applicable conditions set forth herein, the Administrative Agent shall deposit such proceeds into the account of Seller specified in Schedule 5 to the Base Indenture not later than 3:00 p.m. (New York time) on the Purchase Date (or such other account designated by Seller in the Transaction Notice).

The failure of either Buyer to advance the proceeds of its Commitment Share of any Transaction required to be advanced hereunder shall not relieve the other Buyer of its obligation to advance the proceeds of its Commitment Share of any such Transaction required to be advanced hereunder.

If a Buyer does not intend to fund its Commitment Share of the requested Purchase Price, such Buyer shall, within one (1) Business Day of the related Purchase Date, notify the Administrative Agent, the other Buyers and the Seller of its intent not to fund together with a description of the reason for not remitting its Commitment Share of the requested Purchase Price.

The liabilities and obligations of each Buyer hereunder shall be several and not joint, and neither the Administrative Agent nor the other Buyer shall be responsible for the performance by a Buyer of its obligations hereunder. Each Buyer shall be liable to Seller only for the amount of its respective Committed Amount. If a Buyer does not perform its obligations hereunder with respect to its Committed Amount (such Buyer a “Defaulting Buyer”), all or any part of such Defaulting Buyer’s participation in any Transaction shall be reallocated to the other, non-Defaulting Buyer, but only if (x) such non-Defaulting Buyer has consented to such reallocation in its sole and absolute discretion and (y) the Seller has confirmed that the conditions set forth in Section 2.02(a) are satisfied at the time of such reallocation.

Any Buyer previously designated as a Defaulting Buyer shall no longer be deemed a Defaulting Buyer once each Buyer’s proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to its respective Commitment Share.

(c)Upon entering into each Transaction hereunder, the Asset Schedule shall be automatically updated and replaced with the Asset Schedule attached to the related Transaction Notice.
Section 2.03Repurchase; Payment of Repurchase Price.
(a)Seller hereby promises to repurchase the Purchased Assets and pay all outstanding Obligations on the Termination Date.
(b)By notifying Administrative Agent and each Buyer in writing at least one (1) Business Day in advance, Seller shall be permitted, at its option, to prepay, subject to Section 2.12, the Purchase Price in whole or in part at any time, together with accrued and unpaid interest on the amount so prepaid.
Section 2.04Price Differential.  On each Price Differential Payment Date, Seller hereby promises to pay to Administrative Agent (on behalf of Buyers) all accrued and unpaid Price Differential on the Transactions, as invoiced by Administrative Agent to Seller three (3) Business Days prior to the related Price Differential Payment Date (the “Price Differential Statement Date”); provided, that on each Price Differential Payment Date prior to the occurrence and continuation of an Event of Default, the estimated Price Differential owed hereunder shall be subject to a true-up of the amount determined by Administrative Agent and agreed by Seller one (1) Business Day prior to the related Price Differential Payment Date.  If Administrative Agent fails to deliver such statement on the Price Differential Statement Date, on such Price Differential Payment Date Seller shall pay the amount which Seller calculates as the Price Differential due and upon delivery of the statement, Seller shall remit to Administrative Agent any shortfall, or Administrative Agent shall refund to Seller any excess, in the Price Differential paid. Price Differential shall accrue each day on the Purchase Price at a rate per annum equal to the Pricing Rate.  The Price Differential shall be computed on the basis of the actual number of days in each Price Differential Period and a 360-day year.
Section 2.05Margin Maintenance.
(a)If at any time the aggregate outstanding amount of the Purchase Price of the Note is greater than the related Asset Value or the Maximum Purchase Price (any such excess, a “Margin Deficit”), then Administrative Agent may, and, at the direction of all Buyers, shall, by notice to Seller require Seller to transfer to Administrative Agent cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”).
(b)Notice delivered pursuant to Section 2.05(a) may be given by any written or electronic means.  With respect to a Margin Call, any notice given before 5:00 p.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day.  With respect to a Margin Call, any notice given after 5:00 p.m. (New York City time) on a Business Day shall be met, and the related

Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the second (2nd) Business Day following the date of such notice.  The foregoing time requirements for satisfaction of a Margin Call are referred to as the “Margin Deadlines”.  The failure of Administrative Agent, on any one or more occasions, to exercise the rights of Buyers hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Administrative Agent to do so at a later date.  Seller, Buyers and Administrative Agent each agree that a failure or delay by Administrative Agent to exercise the rights of Buyers hereunder shall not limit or waive Administrative Agent’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.
Section 2.06Payment Procedure.  Seller absolutely, unconditionally, and irrevocably, shall make, or cause to be made, all payments required to be made by Seller hereunder.  Seller shall deposit or cause to be deposited all amounts constituting collection, payments and proceeds of the Note (including all fees and proceeds of sale to a third party) to the Administrative Agent Account.
Section 2.07Application of Payments.
(a)On each Price Differential Payment Date prior to the occurrence of an Event of Default, all amounts deposited into the Administrative Agent Account from and after the immediately preceding Price Differential Payment Date (or the Closing Date in connection with the initial Price Differential Payment Date), or received by Administrative Agent from the Issuer in Administrative Agent’s capacity as VFN Noteholder on behalf of Buyers, shall be applied by the Administrative Agent as follows:
(i)first, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;
(ii)second, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;
(iii)third, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed;
(iv)fourth, to each Buyer, its Pro Rata Share of the payment of Purchase Price outstanding to satisfy any Margin Deficit owed;
(v)fifth, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer; and
(vi)sixth, any remainder to Seller.

(b)Notwithstanding the preceding provisions, if an Event of Default shall have occurred hereunder, all funds related to the Note shall be applied by the Administrative Agent as follows:
(i)first, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;
(ii)second, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;
(iii)third, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed;
(iv)fourth, to each Buyer, its Pro Rata Share of the payment of Purchase Price until reduced to zero;
(v) fifth, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer, on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer;
(vi)sixth, to the payment of any other Obligations; and
(vii)seventh, any remainder to Seller.
(c)To the extent any Collections (as defined in the Base Indenture) are paid to reduce the outstanding purchase price under any other repurchase transaction relating to MSR VFNs (as defined in the Base Indenture), the Seller shall ensure that Collections are paid to reduce the outstanding Purchase Price hereunder concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.
Section 2.08Use of Purchase Price and Transaction Requests.  The Purchase Price shall be used by Seller to satisfy its obligations under the Indenture and for general corporate purposes.
Section 2.09Recourse.  Notwithstanding anything else to the contrary contained or implied herein or in any other Program Agreement, Administrative Agent and Buyers shall have full, unlimited recourse against Seller and its assets in order to satisfy the Obligations.
Section 2.10Requirements of Law.
(a)If any Requirement of Law (other than with respect to any amendment made to a Buyer’s certificate of trust and trust agreement or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by such Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Closing Date:
(i)shall subject such Buyer to any tax of any kind whatsoever with respect to this Agreement or the Transactions (excluding income taxes, branch profits taxes, franchise taxes or similar taxes imposed on a Buyer as a result of any present or former connection between such Buyer and the United States, other than any such connection arising solely from such Buyer having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) or change the basis of taxation of payments to such Buyer in respect thereof;
(ii)shall impose, modify or hold any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of such Buyer which is not otherwise included in the determination of the Price Differential hereunder; or
(iii)shall impose on such Buyer any other condition;

and the result of any of the foregoing is to increase the cost to such Buyer, by an amount which such Buyer deems to be material, of entering, continuing or maintaining this Agreement or any other Program Agreement, the Transactions or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, Seller shall promptly pay such Buyer such additional amount or amounts as calculated by such Buyer in good faith as will compensate such Buyer for such increased cost or reduced amount receivable.

(b)If a Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to such Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by such Buyer or any corporation Controlling such Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Closing Date shall have the effect of reducing the rate of return on such Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Buyer to be material, then from time to time, Seller shall promptly pay to such Buyer such additional amount or amounts as will compensate such Buyer for such reduction.
(c)If a Buyer becomes entitled to claim any additional amounts pursuant to this Section 2.10, it shall promptly notify Seller of the event by reason of which it has become so entitled.  A certificate as to any additional amounts payable pursuant to this Section 2.10 submitted by such Buyer to Seller shall be conclusive in the absence of manifest error.

Section 2.11Taxes.
(a)Any and all payments by or on behalf of Seller under or in respect of this Agreement or any other Program Agreements to which Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law.  If Seller shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Program Agreements to Administrative Agent and Buyers (including for purposes of Section 2.10 and this Section 2.11, any assignee, successor or participant), (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 2.11) Administrative Agent and Buyers receive an amount equal to the sum they would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes.  For purposes of this Agreement the term “Non-Excluded Taxes” are Taxes other than, in the case of Administrative Agent and Buyers, Taxes that are (i) imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which Administrative Agent or Buyers are organized or of their Applicable Lending Office, or any political subdivision thereof, unless such Taxes are imposed as a result of Administrative Agent or Buyers having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Program Agreements (in which case such Taxes will be treated as Non-Excluded Taxes) and (ii) imposed pursuant to FATCA.
(b)In addition, Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Program Agreement or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or any other Program Agreement (collectively, “Other Taxes”).
(c)Seller hereby agrees to indemnify Administrative Agent and Buyers for, and to hold each of them harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable by Seller under this Section 2.11 imposed on or paid by Administrative Agent or Buyers and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.  The indemnity by Seller provided for in this Section 2.11 shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted.  Amounts payable by Seller under the indemnity set forth in this Section 2.11(c) shall be paid within ten (10) days from the date on which Administrative Agent makes written demand therefor.

(d)Without prejudice to the survival of any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section 2.11 shall survive the termination of this Agreement and the other Program Agreements.  Nothing contained in Section 2.10 or this Section 2.11 shall require Administrative Agent or any Buyer to make available any of their tax returns or any other information that they deem to be confidential or proprietary.
(e)Administrative Agent and Buyers will timely furnish Seller, or any agent of Seller, any tax forms or certifications (such as an applicable IRS Form W-8, IRS Form W-9 or any successors to such IRS forms) that it is legally entitled to provide and that Seller or its agents may reasonably request (A) to permit Seller or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to enable Seller or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which Seller or its agents receive payments and (C) to enable Seller or its agents to satisfy reporting and other obligations under the Code and Treasury Regulations and under any other applicable laws, and shall update or replace such tax forms or certifications as appropriate or in accordance with their terms or subsequent amendments, and acknowledges that the failure to provide, update or replace any such tax forms or certifications may result in the imposition of withholding or back-up withholding upon payments to Administrative Agent and Buyers.
Section 2.12Indemnity.  Without limiting, and in addition to, the provisions of Section 10.02, Seller agrees to indemnify the Administrative Agent and each Buyer and to hold each of them harmless from any loss or expense that Administrative Agent or Buyers may sustain or incur as a consequence of (i) a default by Seller in payment when due of the Repurchase Price or Price Differential or (ii) a default by Seller in making any prepayment of Repurchase Price after Seller has given a notice thereof in accordance with Section 2.03.
Section 2.13Additional Balance and Additional Funding.  In the event that Seller wishes an increase in the VFN Principal Balance, Seller shall deliver to Administrative Agent and Buyers a copy of the VFN Note Balance Adjustment Request that is delivered under the Indenture.  If all the Funding Conditions required pursuant to Sections 2.02(b) and 5.02 hereof and the Indenture have been satisfied, the VFN Principal Balance shall be increased by the amount so reflected (such increase, an “Additional Balance”), and (i) the outstanding VFN Principal Balance set forth in the Asset Schedule hereof shall be automatically updated and (ii) if requested by Seller pursuant to Section 2.02, each Buyer shall thereupon deliver its portion of the related Purchase Price as set forth in Section 2.02(b).
Section 2.14Commitment Fee and Other Fees. Seller shall pay the Commitment Fee and any other fees, if any, as specified in the Pricing Side Letter. Such payment shall be made in U.S. Dollars in immediately available funds, without deduction, set off or counterclaim, to Administrative Agent at such account designated in writing by Administrative Agent.
Section 2.15Termination.
(a)Notwithstanding anything to the contrary set forth herein, if a Seller Termination Option occurs, Seller may, upon five (5) Business Days’ prior written notice to

Administrative Agent and each Buyer of such event, upon payment of the applicable Repurchase Price and satisfaction of the other termination conditions set forth in the Indenture, terminate this Agreement and the Termination Date shall be deemed to have occurred (upon the expiration of such five (5) Business Day period).
(b)In the event that a Seller Termination Option as described in clause (a) of the definition thereof has occurred and Seller has notified Administrative Agent and each Buyer in writing of its option to terminate this Agreement, each affected Buyer shall have the right to withdraw its request for payment within three (3) Business Days of Seller’s notice of its exercise of the Seller Termination Option and Seller shall no longer have the right to terminate this Agreement.
(c)For the avoidance of doubt, Seller shall remain responsible for all costs actually incurred by Administrative Agent or Buyers pursuant to Sections 2.10 and 2.11.
ARTICLE III

REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Administrative Agent and Buyers as of the Closing Date and as of each Purchase Date for any Transaction that:

Section 3.01Seller Existence.  Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.
Section 3.02Licenses.  Seller is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations.  Seller has the requisite power and authority and legal right to own, sell and grant a lien on all of its right, title and interest in and to the Note.  Seller has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each other Program Agreement and any Transaction Notice.
Section 3.03Power.  Seller has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.
Section 3.04Due Authorization.  Seller has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements, as applicable.  This Agreement, any Transaction Notice and the Program Agreements have been (or, in the case of Program Agreements and any Transaction Notice not yet executed, will be) duly authorized, executed and delivered by Seller, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against Seller in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.

Section 3.05Financial Statements.  (A) Seller has heretofore furnished to Administrative Agent and each Buyer a copy of (a) its balance sheet for the fiscal year of Seller ended December 31, 2020 and the related statements of income for Seller for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its balance sheet for the quarterly fiscal period of Seller ended March 31, 2021 and the related statements of income for Seller for such quarterly fiscal period.  All such financial statements are accurate, complete and correct and fairly present, in all material respects, the financial condition of Seller (subject to normal year-end adjustments) and the results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis, and to the best of Seller’s knowledge, do not omit any material fact as of the date(s) thereof.  Since March 31, 2021, there has been no material adverse change in the consolidated business, operations or financial condition of Seller from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  Seller has no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Seller except as heretofore disclosed to Administrative Agent and each Buyer in writing.
(B)Seller has heretofore caused PFSI to furnish to Administrative Agent and each Buyer a copy of (a) its balance sheet for the fiscal year of PFSI ended December 31, 2020 and the related statements of income for PFSI for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its balance sheet for the quarterly fiscal period of the PFSI ended March 31, 2021 and the related statements of income for PFSI for such quarterly fiscal period.  All such financial statements are accurate, complete and correct and fairly present, in all material respects, the financial condition of PFSI (subject to normal year-end adjustments) and the results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis, and to the best of Seller’s knowledge, do not omit any material fact as of the date(s) thereof.  Since March 31, 2021, there has been no material adverse change in the consolidated business, operations or financial condition of PFSI from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  PFSI has no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of PFSI except as heretofore disclosed to Administrative Agent and each Buyer in writing.
Section 3.06No Event of Default.  There exists no Event of Default under Section 7.01 hereof, which default gives rise to a right to accelerate indebtedness as referenced in Section 7.03 hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.

Section 3.07Solvency.  Seller is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business.  Seller does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets.  Seller is not selling and/or pledging any Repurchase Assets with any intent to hinder, delay or defraud any of its creditors.
Section 3.08No Conflicts.  The execution, delivery and performance by of Seller of this Agreement, any Transaction Notice hereunder and the Program Agreements do not conflict with any term or provision of the organizational documents of Seller or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller, which conflict would have a Material Adverse Effect and will not result in any violation of any such mortgage, instrument, agreement or obligation to which Seller is a party.
Section 3.09True and Complete Disclosure.  All information, reports, exhibits, schedules, financial statements or certificates of Seller or any Affiliate thereof or any of their officers furnished or to be furnished to Administrative Agent and Buyers in connection with the initial or any ongoing due diligence of Seller or any Affiliate or officer thereof, negotiation, preparation, or delivery of the Program Agreements, taken as a whole, are true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.  All financial statements have been prepared in accordance with GAAP.
Section 3.10Approvals.  No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by Seller of this Agreement, any Transaction Notice and the Program Agreements.
Section 3.11Litigation.  There is no action, proceeding or investigation pending with respect to which Seller has received service of process or, to the best of Seller’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Notice or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Notice or any Program Agreement, (C) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth, (D) which requires filing with the SEC in accordance with the 1934 Act or any rules thereunder, (E) which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business, or (F) which might materially and adversely affect the validity of the Purchased Assets or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Notice or any Program Agreement.
Section 3.12Material Adverse Change.  There has been no material adverse change in the business, operations, financial condition, properties or prospects of Seller or its

Affiliates since the date set forth in the most recent financial statements supplied to Administrative Agent and Buyers that is reasonably likely to have a Material Adverse Effect on Seller.

Section 3.13Ownership.
(a)Seller has good title to all of the Repurchase Assets, free and clear of all mortgages, security interests, restrictions, Liens and encumbrances of any kind other than the Liens created hereby or contemplated herein.
(b)Each item of the Repurchase Assets was acquired by Seller in the ordinary course of its business, in good faith, for value and without notice of any defense against or claim to it on the part of any Person.
(c)There are no agreements or understandings between Seller and any other party which would modify, release, terminate or delay the attachment of the security interests granted to Administrative Agent under this Agreement.
(d)The provisions of this Agreement are effective to create in favor of Administrative Agent a valid security interest in all right, title and interest of Seller in, to and under the Repurchase Assets.
(e)Upon the filing of financing statements on Form UCC-1 naming Administrative Agent as “Secured Party” and Seller as “Debtor”, and describing the Repurchase Assets, in the recording offices of the Secretary of State of Delaware the security interests granted hereunder in the Repurchase Assets will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of Seller in, to and under such Repurchase Assets which can be perfected by filing under the Uniform Commercial Code.
Section 3.14The Note.  Seller has (i) delivered the Note to Administrative Agent, (ii) duly endorsed the Note to Administrative Agent or Administrative Agent’s designee, (iii) notified the Indenture Trustee of such transfer and (iv) completed all documents required to effect such transfer in the Note Register, including receipt by the Note Registrar of the Rule 144A Note Transfer Certificate and such other information and documents that may be required pursuant to the terms of the Indenture.  In addition, Administrative Agent has received all other Program Agreements (including all exhibits and schedules referred to therein or delivered pursuant thereto), all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof and all agreements and other material documents relating thereto, and Seller hereby certifies that the copies delivered to Administrative Agent by Seller are true and complete.  None of such documents has been amended, supplemented or otherwise modified (including waivers) since the respective dates thereof, except by amendments, copies of which have been delivered to Administrative Agent.  Each such document to which Seller is a party has been duly executed and delivered by Seller and is in full force and effect, and no default or material breach has occurred and is continuing thereunder.
Section 3.15Taxes.  Seller and its Subsidiaries have timely filed all tax returns that are required to be filed by them and have paid all taxes, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.  The charges, accruals and reserves on the books of Seller and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Seller, adequate.

Section 3.16Investment Company.  Neither Seller nor any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; provided, however, that any entity that is under the management of PNMAC Capital Management LLC in its capacity as an “investment adviser” within the meaning of the Investment Advisers Act of 1940 and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed a “Subsidiary” for the purposes of this Section 3.16.
Section 3.17Chief Executive Office; Jurisdiction of Organization.  On the Closing Date, Seller’s chief executive office, is, and has been, located at 3043 Townsgate Road, Westlake Village, CA 91361.  On the Effective Date, Seller’s jurisdiction of organization is the State of Delaware.  Seller shall provide Administrative Agent with thirty (30) days advance notice of any change in Seller’s principal office or place of business or jurisdiction.  Seller has no trade name.  During the preceding five (5) years, Seller has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors.
Section 3.18Location of Books and Records.  The location where Seller keeps its books and records, including all computer tapes and records relating to the Repurchase Assets is its chief executive office.
Section 3.19ERISA.  Each Plan to which Seller or its Subsidiaries make direct contributions, and, to the knowledge of Seller, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.
Section 3.20Financing of Note and Additional Balances.  Each Transaction will be used to purchase the Note and funding of the Additional Balances as provided herein, which Note will be conveyed and/or sold by Seller to Buyers.
Section 3.21Agreements.  Neither Seller nor any Subsidiary of Seller is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 3.05 hereof.  Neither Seller nor any Subsidiary of Seller is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties, or financial condition of Seller as a whole.  No holder of any indebtedness of Seller or of any of its Subsidiaries has given notice of any asserted default thereunder.
Section 3.22Other Indebtedness.  All Indebtedness (other than Indebtedness evidenced by this Agreement) of Seller existing on the Closing Date is listed on Exhibit B hereto (the “Existing Indebtedness”).

Section 3.23No Reliance. Seller has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including legal counsel and accountants) as it has deemed necessary. Seller is not relying upon any advice from Administrative Agent or Buyers as to any aspect of the Transactions, including the legal, accounting or tax treatment of such Transactions.
Section 3.24Plan Assets. Seller is not an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Assets are not “plan assets” within the meaning of 29 CFR § 2510.3 101 as amended by Section 3(42) of ERISA, in Seller’s hands, and transactions by or with Seller are not subject to any state or local statute regulating investments or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
Section 3.25No Prohibited Persons. Neither Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person (or to the Seller’s knowledge, owned or controlled by an entity or person) (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”).
Section 3.26Compliance with 1933 Act.  Neither Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security from, or otherwise approached or negotiated with respect to the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Note under the 1933 Act or which would render the disposition of the Note a violation of Section 5 of the 1933 Act or require registration pursuant thereto.
Section 3.27Anti-Money Laundering Laws. The operations of Seller and each of their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where such Seller or any of their subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Seller or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of any Seller, threatened.

ARTICLE IV

CONVEYANCE; REPURCHASE ASSETS; SECURITY INTEREST
Section 4.01Ownership. Upon payment of the Purchase Price and delivery of the Note to Administrative Agent on behalf of the Buyers, Buyers shall become the sole owner of the Purchased Assets, free and clear of all liens and encumbrances.
Section 4.02Security Interest.
(a)Although the parties intend (other than for U.S. federal tax purposes) that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, and in any event, Seller hereby pledges to Administrative Agent, for the benefit of Buyers, as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Administrative Agent a fully perfected first priority security interest in all of Seller’s right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the “Primary Repurchase Assets”:
(i)the Note identified on the Asset Schedule;
(ii)all rights to reimbursement or payment of the Note and/or amounts due in respect thereof under the Note identified on the Asset Schedule;
(iii)all records, instruments or other documentation evidencing any of the foregoing;
(iv)all “general intangibles”, “accounts”, “chattel paper”, “securities accounts”, “investment property”, “deposit accounts” and “money” as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing (including all of Seller’s rights, title and interest in and under the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement); and
(v)any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.
(b)[Reserved].
(c)Subject to the priority interest of the Indenture Trustee, Administrative Agent, Buyers and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby assigns, pledges, conveys and grants to Administrative Agent, for the benefit of Buyers, a security interest in (i) Seller’s rights (but not its obligations) under the Program Agreements including any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Rights”) and (ii) all collateral however defined or described under the Program Agreements to the extent not otherwise included under the definitions of Primary Repurchase Assets or Repurchase Rights (such collateral, “Additional Repurchase Assets,” and collectively with the Primary Repurchase Assets and the Repurchase Rights, the “Repurchase Assets”) to secure the Obligations.
(d)The foregoing provisions of this Section 4.02 are intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and the Transactions hereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.
Section 4.03Further Documentation. At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Seller, Seller will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any applicable jurisdiction with respect to the Liens created hereby. Seller also hereby authorizes Administrative Agent to file any such financing or continuation statement to the extent permitted by applicable law.
Section 4.04Changes in Locations, Name, etc.  Seller shall not (a) change the location of its chief executive office/chief place of business from that specified in Section 3.17 or (b) change its name or identity, unless it shall have given Administrative Agent at least thirty (30) days’ prior written notice thereof and shall have delivered to Administrative Agent all Uniform Commercial Code financing statements and amendments thereto as Administrative Agent shall request and taken all other actions deemed necessary by Administrative Agent to continue its perfected status in the Repurchase Assets with the same or better priority.
Section 4.05Performance by Administrative Agent of Seller’s Obligations. If Seller fails to perform or comply with any of its agreements contained in the Program Agreements, the Administrative Agent may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable (under the circumstances) out-of-pocket expenses of Administrative Agent actually incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Pricing Rate shall be payable by Seller to Administrative Agent on demand and shall constitute Obligations. Such interest shall be computed on the basis of the actual number of days in each Price Differential Period and a 360-day year.
Section 4.06Proceeds. If an Event of Default shall occur and be continuing, (a) all proceeds of Repurchase Assets received by Seller consisting of cash, checks and other liquid assets readily convertible to cash items shall be held by Seller in trust for Administrative Agent segregated from other funds of Seller, and shall forthwith upon receipt by Seller be turned over to Administrative Agent in the exact form received by Seller (duly endorsed by Seller to Administrative Agent, if required) and (b) any and all such proceeds received by Administrative Agent (whether from Seller or otherwise) may, in the sole discretion of Administrative Agent, be held by Administrative Agent as collateral security for, and/or then or at any time thereafter may be applied by Administrative Agent against, the Obligations (whether matured or unmatured), such application to be in such order as Administrative Agent shall elect.  Any balance of such proceeds remaining after the Obligations shall have been paid in full and this Agreement shall have been terminated shall be paid over to Seller or to whomsoever may be lawfully entitled to receive the same.

Section 4.07Remedies. If an Event of Default shall occur and be continuing, Administrative Agent may exercise (and at the direction of the Required Buyers shall exercise), in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code (including Administrative Agent’s rights to a strict foreclosure under Section 9-620 of the Uniform Commercial Code). Without limiting the generality of the foregoing, Administrative Agent may seek (and at the direction of the Required Buyers shall seek) the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of Seller or any of Seller’s property. Administrative Agent without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required under this Agreement or by law referred to below) to or upon Seller or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may (and at the direction of the Required Buyers shall) in such circumstances forthwith collect, receive, appropriate and realize upon the Repurchase Assets, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Repurchase Assets or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker’s board or office of Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Repurchase Assets so sold, free of any right or equity of redemption in Seller, which right or equity is hereby waived or released. Seller further agrees, at Administrative Agent’s request, to assemble the Repurchase Assets and make them available to Administrative Agent at places which Administrative Agent shall reasonably select, whether at Seller’s premises or elsewhere. Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable (under the circumstances) out-of-pocket costs and expenses of every kind actually incurred therein or incidental to the care or safekeeping of any of the Repurchase Assets or in any way relating to the Repurchase Assets or the rights of Administrative Agent hereunder, including reasonable attorneys’ fees and disbursements of Administrative Agent or Buyers, to the payment in whole or in part of the Obligations, in such order as Administrative Agent may elect (or shall elect at the direction of the Required Buyers), and only after such application and after the payment by Administrative Agent of any other amount required or permitted by any provision of law, including Section 9-615 of the Uniform Commercial Code, need Administrative Agent account for the surplus, if any, to Seller. To the extent permitted by applicable law, Seller waives all claims, damages and demands it may acquire against Administrative Agent arising out of the exercise by Administrative Agent of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of Administrative Agent. If any notice of a proposed sale or other disposition of Repurchase Assets shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Seller shall remain liable for any deficiency (plus accrued interest thereon as contemplated herein) if the proceeds of any sale or other disposition of the Repurchase Assets are insufficient to pay the Obligations and the fees and disbursements in amounts reasonable under the circumstances, of any attorneys employed by Administrative Agent to collect such deficiency.

Section 4.08Limitation on Duties Regarding Preservation of Repurchase Assets. Administrative Agent’s duty with respect to the custody, safekeeping and physical preservation of the Repurchase Assets in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with similar property for its own account. Neither Administrative Agent nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Repurchase Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Repurchase Assets upon the request of Seller or otherwise.
Section 4.09Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Repurchase Assets are irrevocable and powers coupled with an interest.
Section 4.10Release of Security Interest. Upon the latest to occur of (a) the repayment to Administrative Agent and Buyers of all Obligations hereunder, and (b) the occurrence of the Termination Date, Administrative Agent shall release its security interest in any remaining Repurchase Assets hereunder and shall promptly execute and deliver to Seller such documents or instruments as Seller shall reasonably request to evidence such release.
Section 4.11Reinstatement.  All security interests created by this Article IV shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any Obligation of Seller is rescinded or must otherwise be restored or returned by Administrative Agent or Buyers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or any substantial part of its property, or otherwise, all as if such release had not been made.
Section 4.12Subordination. Seller shall not seek in any Insolvency Event of the Issuer to be treated as part of the same class of creditors as Administrative Agent and Buyers and shall not oppose any pleading or motion by Administrative Agent and Buyers advocating that Administrative Agent and Buyers should be treated as a separate class of creditors from Seller. Seller acknowledges and agrees that its rights with respect to the Repurchase Assets are and shall continue to be at all times while the obligations are outstanding junior and subordinate to the rights of Administrative Agent and Buyers under this Agreement.

ARTICLE V

CONDITIONS PRECEDENT
Section 5.01Initial Transaction. The obligation of Administrative Agent and Buyers to enter into Transactions with Seller hereunder is subject to the satisfaction, immediately prior to or concurrently with the entering into such Transaction, of the condition precedent that Administrative Agent and Buyers shall have received all of the following items, each of which shall be satisfactory to Administrative Agent and its counsel in form and substance:

(a)Program Agreements and Note.  The Program Agreements and Note, in all instances duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.
(b)Security Interest.  Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s interest in the Repurchase Assets have been taken, including duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.
(c)Organizational Documents.  A certificate of the corporate secretary of Seller in form and substance acceptable to Administrative Agent, attaching certified copies of Seller’s certificate of formation, operating agreement and corporate resolutions approving the Program Agreements and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Agreements.
(d)Good Standing Certificate.  A certified copy of a good standing certificate from the jurisdiction of organization of Seller, dated as of no earlier than the date ten (10) Business Days prior to the Closing Date.
(e)Incumbency Certificate.  An incumbency certificate of the corporate secretary of each of Seller, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.
(f)Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.
Section 5.02All Transactions. The obligation of Administrative Agent and Buyers to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:
(a)Transaction Notice and Asset Schedule.  In accordance with Section 2.02 hereof, Administrative Agent shall have received from Seller a Transaction Notice with an updated Asset Schedule which includes the Note and any Additional Balance, if applicable, related to a proposed Transaction hereunder on such Business Day.  Buyers shall have received a copy of the Note and evidence of any Additional Balance, if applicable.
(b)No Margin Deficit.  After giving effect to each new Transaction, the aggregate outstanding amount of the Purchase Price shall not exceed the Asset Value of the Note then in effect.
(c)No Default.  No Default or Event of Default shall have occurred and be continuing.
(d)Requirements of Law.  Administrative Agent and Buyers shall not have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent and Buyers has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or Buyers to enter into Transactions with a Pricing Rate based on Base Rate.
(e)Representations and Warranties.  Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in each Program Agreement shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(f)Note.  Administrative Agent shall have received the Note and evidence of the Additional Balances relating to any Purchased Assets, which is in form and substance satisfactory to Administrative Agent in its sole discretion.
(g)Material Adverse Change.  None of the following shall have occurred and/or be continuing:
(A)a Buyer’s corporate bond rating as calculated by S&P or Moody’s has been lowered or downgraded to a rating below investment grade by S&P or Moody’s;
(B)an event or events shall have occurred in the good faith determination of Administrative Agent resulting in the effective absence of a “lending market” for financing debt obligations secured by mortgage loans or servicing receivables or securities backed by mortgage loans or servicing receivables or an event or events shall have occurred resulting in Buyers not being able to finance the Note through the “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or
(C)there shall have occurred a material adverse change in the financial condition of a Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of such Buyer to fund its obligations under this Agreement.
(h)Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.
(i)Threshold Event.  No Threshold Event shall occur after giving effect to such Transaction.
(j)Delinquency Trigger Event. None of the following shall have occurred and/or be continuing:
(i)the Seller’s DQ3+ Delinquency Ratio is greater than 5.00%;

(ii)the Seller’s DQ2+ Delinquency Ratio is greater than 7.50%; or
(iii)the Seller’s DQP Delinquency Ratio is greater than 60%.
Section 5.03Closing Subject to Conditions Precedent. The obligation of Buyers to purchase the Note is subject to the satisfaction on or prior to the Closing Date of the following conditions (any or all of which may be waived by Administrative Agent and Buyers):
(a)Performance by the Issuer and PLS.  All the terms, covenants, agreements and conditions of the Transaction Documents to be complied with, satisfied, observed and performed by Issuer and PLS on or before the Closing Date shall have been complied with, satisfied, observed and performed in all material respects.
(b)Representations and Warranties.  Each of the representations and warranties of Issuer and PLS made in the Transaction Documents shall be true and correct in all material respects as of the Closing Date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and except to the extent they expressly relate to an earlier or later time).
(c)Officer’s Certificate.  Administrative Agent and Buyers shall have received in form and substance reasonably satisfactory to Administrative Agent and Buyers an officer’s certificate from PLS and a certificate of an Authorized Officer of Issuer, dated the Closing Date, each certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b), in each case together with incumbency, by-laws, resolutions and good standing.
(d)Opinions of Counsel to Issuer and PLS.  Counsel to Issuer and PLS shall have delivered to Administrative Agent and Buyers favorable opinions, dated the Closing Date and satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel, relating to corporate matters, enforceability, securities contract, non-consolidation and perfection and an opinion as to which state’s law applies to security interest and perfection matters.  In addition to the foregoing, PLS, as servicer, shall have caused its counsel to deliver to Administrative Agent and Buyers an opinion as to certain tax matters dated as of the Closing Date, satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel.
(e)Officer’s Certificate of Indenture Trustee.  Administrative Agent and Buyers shall have received in form and substance reasonably satisfactory to Administrative Agent and Buyers an Officer’s Certificate from Indenture Trustee, dated the Closing Date, with respect to the Base Indenture, together with incumbency and good standing.
(f)Opinions of Counsel to the Indenture Trustee.  Counsel to Indenture Trustee shall have delivered to Administrative Agent and Buyers a favorable opinion dated the Closing Date and reasonably satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel related to the enforceability of the Base Indenture.
(g)Opinions of Counsel to the Owner Trustee.  Delaware counsel to the Owner Trustee of Issuer shall have delivered to Administrative Agent and Buyers favorable opinions regarding the formation, existence and standing of Issuer and of Issuer’s execution, authorization and delivery of each of the Transaction Documents to which it is a party and such other matters as Administrative Agent or Buyers may reasonably request, dated the Closing Date and reasonably satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel.
(h)Filings and Recordations.  Administrative Agent and Buyers shall have received evidence reasonably satisfactory to Administrative Agent and Buyers of (i) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of Administrative Agent or Buyers, desirable to perfect or evidence: (A) the assignment by PLS, as Seller, to Issuer of the ownership interest in the Collateral conveyed pursuant to the PC Repurchase Agreement and the proceeds thereof and (ii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of Administrative Agent or Buyers, desirable to perfect or evidence the grant of a first priority perfected security interest in Issuer’s ownership interest in the Collateral in favor of Indenture Trustee, subject to no Liens prior to the Lien created by the Base Indenture.
(i)Documents.  Administrative Agent shall have received the Note and Administrative Agent and Buyers shall have received a duly executed counterpart of each of the other Transaction Documents, in form acceptable to Administrative Agent and Buyers, and each and every document or certification delivered by any party in connection with any such Transaction Documents or the Note, and each such document shall be in full force and effect.
(j)Actions or Proceedings.  No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Transaction Documents, the Note and the documents related thereto in any material respect.
(k)Approvals and Consents.  All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Transaction Documents, the Note and the documents related thereto shall have been obtained or made.
(l)Fees, Costs and Expenses.  Each Buyer shall have received payment in full of all fees and Expenses (including the Commitment Fee) which are payable hereunder to such Buyer on or before the Closing Date and the fees, costs and expenses payable by Issuer and PLS on or prior to the Closing Date pursuant to this Agreement or any other Transaction Document shall have been paid in full.
(m)Other Documents.  PLS shall have furnished to Administrative Agent and Indenture Trustee such other opinions, information, certificates and documents as Administrative Agent and the Indenture Trustee may reasonably request.
(n)MSR Valuation Agent.  PLS shall have engaged the MSR Valuation Agent pursuant to an agreement reasonably satisfactory to Administrative Agent.
(o)Proceedings in Contemplation of Sale of the Note.  All actions and proceedings undertaken by the Issuer and PLS in connection with the issuance and sale of the Note as herein contemplated shall be satisfactory in all respects to the Administrative Agent and its counsel.
(p)Advance Rate Reduction Event, Servicer Termination Events, Events of Default and Funding Interruption Events.  No Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event shall then be occurring.
(q)Satisfaction of Conditions.  Each of the Funding Conditions shall have been satisfied.
(r)Maintenance of Profitability.  Seller shall have at all times maintained profitability of at least $1.00 in Net Income for at least one of any two consecutive Test Periods

If any condition specified in this Section 5.03 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Administrative Agent and the Buyers by notice to PLS at any time at or prior to the Closing Date, and neither the Administrative Agent nor any Buyer shall incur any liability as a result of such termination.

ARTICLE VI

COVENANTS

Seller covenants and agrees that until the payment and satisfaction in full of all Obligations, whether now existing or arising hereafter, shall have occurred:

Section 6.01Litigation. Seller will promptly, and in any event within ten (10) days after service of process on any of the following, give to Administrative Agent and each Buyer notice of all litigation, actions, suits, arbitrations, investigations (including any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect. On the twelfth (12th) day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day), Seller will provide to Administrative Agent and each Buyer a litigation docket listing all litigation, actions, suits, arbitrations, investigations (including any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority. Seller will promptly provide to Administrative Agent and each Buyer notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.
Section 6.02Prohibition of Fundamental Changes. Seller shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that Seller may merge or consolidate with (a) any wholly owned subsidiary of Seller, or

(b) any other Person if Seller is the surviving entity; and provided further, that if after giving effect thereto, no Default would exist hereunder.

Section 6.03Reporting.  Seller shall at all times maintain a current list (which may be stored in electronic form) of the Note and Additional Balances. Seller shall deliver to Administrative Agent and each Buyer on or before each Price Differential Payment Date (the “Report Date”) a cumulative Asset Schedule, each of which, when so delivered, shall replace the current Asset Schedule and which may be delivered in electronic form acceptable to Administrative Agent and each Buyer. Each such updated Asset Schedule shall indicate the outstanding VFN Principal Balance of the Note as of the close of the preceding week. As of each Report Date, Seller hereby certifies, represents and warrants to Administrative Agent and each Buyer that each such updated Asset Schedule is true, complete and correct in all material respects. Seller shall further ensure that each Buyer receives all reports and information that the Administrative Agent and the VFN Noteholders are entitled to receive pursuant to the Indenture (including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note).  Each Buyer agrees to be bound by any confidentiality provisions reasonably requested by Seller and upon request of Seller execute and deliver a separate confidentiality agreement memorializing such provisions.
Section 6.04No Adverse Claims. Seller warrants and will defend the right, title and interest of Administrative Agent and Buyers in and to all Purchased Assets against all adverse claims and demands.
Section 6.05Assignment. Except as permitted herein, Seller shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Assets or any interest therein, provided that this Section 6.05 shall not prevent any transfer of Purchased Assets in accordance with the Program Agreements.
Section 6.06Security Interest. Seller shall do all things necessary to preserve the Purchased Assets so that they remain subject to a first priority perfected security interest hereunder. Without limiting the foregoing, Seller will comply with all rules, regulations and other laws of any Governmental Authority and cause the Purchased Assets to comply with all applicable rules, regulations and other laws. Seller will not allow any default for which Seller is responsible to occur under any Purchased Assets or any Program Agreement and Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Assets and any Program Agreement.
Section 6.07Records.
(a)Seller shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Assets in accordance with industry custom and practice for assets similar to the Purchased Assets, including those maintained pursuant to Section 6.08, and all such Records shall be in Seller’s or Administrative Agent’s possession unless Administrative Agent otherwise approves.  Seller will maintain all such Records in good and complete condition in accordance with industry practices for assets similar to the Purchased Assets and preserve them against loss.
(b)For so long as Administrative Agent and Buyers have an interest in or lien on any Purchased Assets, Seller will hold or cause to be held all related Records in trust for Administrative Agent and Buyers.  Seller shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Administrative Agent and Buyers granted hereby.
(c)Upon reasonable advance notice from Administrative Agent or a Buyer, Seller shall (x) make any and all such Records available to Administrative Agent and each Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Administrative Agent or any Buyer or their authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.
Section 6.08Books. Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Assets to Buyers.
Section 6.09Approvals. Seller shall maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Agreements, and Seller shall conduct its business strictly in accordance with applicable law.
Section 6.10Material Change in Business. Seller shall not make any material change in the nature of its business as carried on at the Closing Date.
Section 6.11Distributions. If an Event of Default has occurred and is continuing, Seller shall not pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.
Section 6.12Applicable Law. Seller shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority.
Section 6.13Existence. Seller shall preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises.
Section 6.14Chief Executive Office; Jurisdiction of Organization. Seller shall not move its chief executive office from the address referred to in Section 3.17 or change its jurisdiction of organization from the jurisdiction referred to in Section 3.17 unless it shall have provided Administrative Agent at least thirty (30) days’ prior written notice of such change.
Section 6.15Taxes. Seller shall timely file all tax returns that are required to be filed by it and shall timely pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.

Section 6.16Transactions with Affiliates. Other than the purchase of the Note, Seller will not enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction (a) does not result in a Default hereunder, (b) is in the ordinary course of Seller’s business and (c) is upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 6.16 to any Affiliate.
Section 6.17[Reserved].
Section 6.18[Reserved].
Section 6.19True and Correct Information. All information, reports, exhibits, schedules, financial statements or certificates of Seller, any Affiliate thereof or any of their officers furnished to Administrative Agent and Buyers hereunder and during Administrative Agent’s and Buyers’ diligence of Seller are and will be true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading. All required financial statements, information and reports delivered by Seller to Administrative Agent and Buyers pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.
Section 6.20No Pledge. Except as contemplated herein, Seller shall not pledge, grant a security interest or assign any existing or future rights to service any of the Repurchase Assets or pledge or grant to any other Person any security interest in the Note.
Section 6.21Plan Assets. Seller shall not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and Seller shall not use “plan assets” within the meaning of 29 CFR § 2510.3 101, as amended by Section 3(42) of ERISA to engage in this Agreement or any Transaction hereunder.  Transactions to or with Seller shall not be subject to any state or local statute regulating investments of or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
Section 6.22Sharing of Information. Seller shall allow Administrative Agent and Buyers to exchange information related to Seller and the Transactions hereunder with third party lenders and Seller shall permit each third party lender to share such information with Administrative Agent and Buyers.
Section 6.23Modification of the Base Indenture and Series 2016-MSRVF1 Indenture Supplement. Seller shall not consent with respect to any of the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement related to the Purchased Assets, to (i) the modification, amendment or termination of the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement, (ii) the waiver of any provision of the Base Indenture and the Series 2016-

MSRVF1 Indenture Supplement, or (iii) the resignation of PLS as servicer under the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement, or the assignment, transfer, or material delegation of any of its rights or obligations, under such the Base Indenture and the Series 2016-MSRVF1 Indenture Supplement, without the prior written consent of Administrative Agent and each Buyer exercised in such Person’s sole discretion.

Section 6.24Reporting Requirements.
(a)Seller shall furnish to Administrative Agent and each Buyer (i) promptly, copies of any material and adverse notices (including notices of defaults, breaches, potential defaults or potential breaches) and any material financial information that is not otherwise required to be provided by Seller hereunder which is given to Seller’s lenders, (ii) promptly, notice of the occurrence of (1) any Event of Default hereunder; (2) any default or material breach by Seller of any obligation under any Program Agreement or any material contract or agreement of Seller or (3) the occurrence of any event or circumstance that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default and (iii) the following:
(1)as soon as available and in any event within forty (40) calendar days after the end of each calendar month, the unaudited balance sheet of Seller, as at the end of such period and the related unaudited consolidated statements of income for Seller for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Seller, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Seller in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);
(2)as soon as available and in any event within forty (40) calendar days after the end of each calendar quarter, the unaudited cash flow statements of Seller, as at the end of such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Seller, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Seller in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);
(3)as soon as available and in any event within ninety (90) days after the end of each fiscal year of Seller, the balance sheet of Seller, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Seller for such year, setting forth in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Administrative Agent and each Buyer in their sole discretion, shall have no “going concern” qualification and shall state that said consolidated financial statements or financial statements, as applicable, fairly present the consolidated financial condition or financial condition, as applicable, and results of operations of Seller as at the end of, and for, such fiscal year in accordance with GAAP;
(4)such other prepared statements that Administrative Agent or a Buyer may reasonably request;
(5)from time to time such other information regarding the financial condition, operations, or business of Seller as Administrative Agent or a Buyer may reasonably request;
(6)as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of Seller has knowledge of the occurrence of any ERISA Event of Termination, stating the particulars of such ERISA Event of Termination in reasonable detail;
(7)as soon as reasonably possible, notice of any of the following events:
a.any material dispute, litigation, investigation, proceeding or suspension between Seller on the one hand, and any Governmental Authority or any Person;
b.any material change in accounting policies or financial reporting practices of Seller;
c.any material issues raised upon examination of Seller or Seller’s facilities by any Governmental Authority;
d.any material change in the Indebtedness of Seller, including any default, renewal, non-renewal, termination, increase in available amount or decrease in available amount related thereto;
e.promptly upon receipt of notice or knowledge of any lien or security interest (other than security interests created hereby or by the other Program Agreements) on, or claim asserted against, any of the Purchased Assets; and
f.any other event, circumstance or condition that has resulted, or has a reasonable possibility of resulting, in a Material Adverse Effect with respect to Seller.
(8)promptly upon the creation, incurrence, assumption or existence of any of the following, notice thereof:
a.any Guarantees, except (x) to the extent reflected in Seller’s financial statements or notes thereto and (y) to the extent the aggregate Guarantees of Seller do not exceed $250,000; and

b.additional material Indebtedness other than (w) the Existing Indebtedness specified on Exhibit B hereto; (x) Indebtedness incurred with Buyers or their Affiliates; (y) Indebtedness incurred in connection with new or existing secured lending facilities; and (z) usual and customary accounts payable for a mortgage company.
(b)Officer’s Certificates.  Seller will furnish to Administrative Agent and each Buyer, at the time Seller furnishes each set of financial statements pursuant to Section 6.24(a)(iii)(1), (2) or (3) above, an Officer’s Compliance Certificate of Seller.
(c)Other.  Seller shall deliver to Administrative Agent and each Buyer any other reports or information reasonably requested by Administrative Agent or a Buyer or as otherwise required pursuant to this Agreement and the Indenture (including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note).
(d)Regulatory Reporting Compliance.  Seller shall, on or before the last Business Day of the fifth (5th) month following the end of each of Seller’s fiscal years (December 31), beginning with the fiscal year ending in 2020, deliver to Administrative Agent and each Buyer a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers or an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB, or similar review conducted on Seller by its accountants, and such other reports as Seller may prepare relating to its servicing functions as Seller.
Section 6.25Liens on Substantially All Assets. Seller shall not grant a security interest to any Person other than Administrative Agent or an Affiliate of Administrative Agent in substantially all assets of Seller unless Seller has entered into an amendment to this Agreement that grants to Administrative Agent a pari passu security interest on such assets.
Section 6.26Litigation Summary. On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to Administrative Agent and each Buyer a true and correct summary of all material actions, notices, proceedings and investigations pending with respect to which Seller has received service of process or other form of notice or, to the best of Seller’s knowledge, threatened against it, before any court, administrative or governmental agency or other regulatory body or tribunal.
Section 6.27Hedging.  On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to the Administrative Agent and each Buyer, a report comparing the change in mark to market of hedging contracts to the change in mark to market of MSRs across the Seller’s entire portfolio for the prior calendar month.
Section 6.28MSR Valuation. On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to Administrative Agent and each Buyer a detailed summary of the fair market value and Market Value Percentage of MSRs from the most recently delivered Market Value Report in accordance with the timing requirements of Section 3.3(g) of the Base Indenture.

Section 6.29Most Favored Status. Seller, Administrative Agent and Buyers each agree that should Seller or any Affiliate thereof enter into a repurchase agreement or credit facility with any Person other than Administrative Agent or a Buyer or an Affiliate of Administrative Agent or a Buyer which by its terms provides any of the following (each, a “More Favorable Agreement”):
(a)more favorable terms with respect to any guaranties or financial covenants, including covenants covering the same or similar subject matter set forth or referred to in Section 6.11 hereof and Section 2 of the Pricing Side Letter;
(b)a security interest to any Person other than Administrative Agent or an Affiliate of Administrative Agent in substantially all assets of Seller or any Affiliate thereof; or
(c)a requirement that Seller has added or will add any Person other than Administrative Agent or an Affiliate of Administrative Agent as a loss payee under Seller’s Fidelity Insurance;

then the terms of this Agreement shall be deemed automatically amended to include such more favorable terms contained in such More Favorable Agreement, such that such terms operate in favor of Administrative Agent, Buyers or an Affiliate of Administrative Agent or Buyers; provided, that in the event that such More Favorable Agreement is terminated, upon notice by Seller to Administrative Agent of such termination, the original terms of this Agreement shall be deemed to be automatically reinstated.  Administrative Agent, Seller and Buyers further agree to execute and deliver any new guaranties, agreements or amendments to this Agreement evidencing such provisions, provided that the execution of such amendment shall not be a precondition to the effectiveness of such amendment, but shall merely be for the convenience of the parties hereto.  Promptly upon Seller or any Affiliate thereof entering into a repurchase agreement or other credit facility with any Person other than Administrative Agent or a Buyer, Seller shall deliver to Administrative Agent and each Buyer a true, correct and complete copy of such repurchase agreement, loan agreement, guaranty or other financing documentation.

Section 6.30Threshold Events and Commitment Modifications. Seller shall not request any Transaction that would cause a Threshold Event for any Buyer. Seller shall provide prompt notice of any Commitment Modification and/or Maximum Purchase Price Modification for any Buyer to Ginnie Mae, Administrative Agent and each Buyer.
ARTICLE VII

DEFAULTS/RIGHTS AND REMEDIES OF BUYERS UPON DEFAULT
Section 7.01Events of Default. Each of the following events or circumstances shall constitute an “Event of Default”:
(a)Payment Failure.  Failure of Seller to (i) make any payment (which failure continues for a period of two (2) Business Days following written notice (which may be in electronic form) from Administrative Agent) of Price Differential or Repurchase Price or any other sum which has become due, on a Price Differential Payment Date or a Repurchase Date or otherwise, whether by acceleration or otherwise, under the terms of this Agreement, any other warehouse and security agreement or any other document, in each case evidencing or securing Indebtedness of Seller to Administrative Agent or Buyers or to any Affiliate of Administrative Agent or Buyers, or (ii) cure any Margin Deficit when due pursuant to Section 2.05 hereof.
(b)Cross Default.  Seller or Affiliates thereof shall be in default under (i) any Program Agreement or any Financing Document; provided that any such default under the Indenture shall constitute an “Event of Default” only if it continues unremedied for a period of two (2) Business Days after a Responsible Officer of Seller obtains actual knowledge of such failure, or receives written notice from Administrative Agent of such default; (ii) any Indebtedness, in the aggregate, in excess of $1 million of Seller or any Affiliate thereof which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) any other contract or contracts, in the aggregate in excess of $1 million to which Seller or any Affiliate thereof is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.
(c)Assignment.  Assignment or attempted assignment by Seller of this Agreement or any rights hereunder without first obtaining the specific written consent of Administrative Agent, or the granting by Seller of any security interest, lien or other encumbrances on any Purchased Assets to any person other than Administrative Agent.
(d)Insolvency.  An Act of Insolvency shall have occurred with respect to Seller or any Affiliate thereof.
(e)Material Adverse Change.  Any material adverse change in the Property, business, financial condition or operations of Seller or any of its Affiliates shall occur, in each case as determined by Administrative Agent in its sole good faith discretion, or any other condition shall exist which, in Administrative Agent’s sole good faith discretion, constitutes a material impairment of Seller’s ability to perform its obligations under this Agreement or any other Program Agreement.
(f)Immediate Breach of Representation or Covenant or Obligation.  A breach by Seller of any of the representations, warranties or covenants or obligations set forth in Section 3.01 (Seller Existence), Section 3.07 (Solvency), Section 3.12 (Material Adverse Change), Section 3.22 (Other Indebtedness), Section 6.02 (Prohibition of Fundamental Changes), Section 6.13 (Existence), Section 6.20 (No Pledge) or Section 6.21 (Plan Assets) of this Agreement.
(g)Additional Breach of Representation or Covenant.  A material breach by Seller of any other material representation, warranty or covenant set forth in this Agreement (and not otherwise specified in Section 7.01(f) above), if such breach is not cured within five (5) Business Days or, in the case of a breach of Section 6.02, three (3) Business Days, and in the case of a breach of Section 2 of the Pricing Side Letter (Financial Covenants), one (1) Business Day.
(h)Change in Control.  The occurrence of a Change in Control.

(i)Failure to Transfer.  Seller fails to transfer the Note or a material portion of the other Purchased Assets to Administrative Agent on the applicable Purchase Date (provided Administrative Agent has tendered the related Purchase Price on behalf of Buyers).
(j)Judgment.  A final judgment or judgments for the payment of money in excess of 5% of the Seller’s Adjusted Tangible Net Worth shall be rendered against Seller or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof.
(k)Government Action.  Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller or any Affiliate thereof, or shall have taken any action to displace the management of Seller or any Affiliate thereof or to curtail its authority in the conduct of the business of Seller or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller or Affiliate as an issuer, buyer or a seller/servicer of mortgage loans or securities backed thereby, and such action provided for in this subparagraph (k) shall not have been discontinued or stayed within thirty (30) days.
(l)Inability to Perform.  A Responsible Officer of Seller or VFN Guarantor shall admit its inability to, or its intention not to, perform any of Seller’s Obligations or VFN Guarantor’s obligations hereunder or the VFN Repo Guaranty.
(m)Security Interest.  This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Repurchase Assets purported to be covered hereby.
(n)Financial Statements.  Seller’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a “going concern” or a reference of similar import.
(o)Validity of Agreement.  For any reason, this Agreement at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or Seller or any Affiliate of Seller shall seek to disaffirm, terminate, limit or reduce its obligations hereunder or VFN Guarantor’s obligations under the VFN Repo Guaranty.
(p)VFN Guarantor Breach.  A breach by VFN Guarantor of any material representation, warranty or covenant set forth in the VFN Repo Guaranty or any other Program Agreement, any “event of default” by VFN Guarantor under the VFN Repo Guaranty, any repudiation of the VFN Repo Guaranty by VFN Guarantor, or if the VFN Repo Guaranty is not enforceable against VFN Guarantor.
(q)PMH Documents.

(i) Any material provision of any PMH Document shall at any time for any reason cease to be valid and binding or in full force and effect.

(ii) PMH shall deny that it has any or further liability or obligation under any material provision of any PMH Document.

(iii) PLS or PMH shall fail to perform or observe any material covenant, term, obligation or agreement contained in any PMH Document or defaults in the performance or observance of any of its material obligations under any PMH Document and such default shall continue after the earlier of (x) the expiration of the grace period applicable thereto under such PMH Document and (y) two (2) Business Days.

(iv) The validity or enforceability of any material provision of any PMH Document shall be contested by any party thereto.

(v) Any representation or warranty set forth on Schedule 1-C to the PC Repurchase Agreement shall be untrue in any material respect; unless in each case of clauses (i) through (v) above, the related Purchased MSR Excess Spread subject to the PMH Document is repurchased by PMH within two (2) Business Days following notice or knowledge thereof.

Section 7.02No Waiver. An Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent, at the direction of the Required Buyers, in writing.
Section 7.03Due and Payable.
(a)Event of Default. Upon the occurrence of any Event of Default which has not been waived in writing by Administrative Agent, Administrative Agent may (or shall, at the direction of the Required Buyers), by notice to Seller, declare all Obligations to be immediately due and payable, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall thereupon immediately terminate.  Upon such declaration, the Obligations shall become immediately due and payable, both as to Purchase Price outstanding and Price Differential, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or other evidence of such Obligations to the contrary notwithstanding, except with respect to any Event of Default set forth in Section 7.01(d), in which case all Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall immediately terminate.  Administrative Agent may (or shall at the direction of the Required Buyers) enforce payment of the same and exercise any or all of the rights, powers and remedies possessed by Administrative Agent and Buyers, whether under this Agreement or any other Program Agreement or afforded by applicable law.
Section 7.04Fees. The remedies provided for herein are cumulative and are not exclusive of any other remedies provided by law. In addition to the Seller's obligations contained in Section 3 of the Pricing Side Letter, Seller agrees to pay to Administrative Agent reasonable attorneys’ fees and reasonable legal expenses incurred in enforcing Administrative Agent’s and Buyers’ rights, powers and remedies under this Agreement and each other Program Agreement.

Section 7.05Default Rate. Without regard to whether Administrative Agent has exercised any other rights or remedies hereunder, if an Event of Default shall have occurred and be continuing, the applicable Margin in respect of the Pricing Rate shall be increased, to the extent permitted by law, as set forth in clause (ii) of the definition of “Margin”.
ARTICLE VIII

ENTIRE AGREEMENT; AMENDMENTS
AND WAIVERS; SEPARATE ACTIONS BY BUYERS
Section 8.01Entire Agreement; Amendments. This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement of the parties hereto and supersedes any and all prior or contemporaneous agreements, written or oral, as to the matters contained herein, and no modification or waiver of any provision hereof or any of the Program Agreements, nor consent to the departure by Seller therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which it is given. This Agreement may not be amended, modified or supplemented except by a writing executed by Seller, Administrative Agent and Required Buyers. The Administrative Agent shall comply with its obligations under Section 6(C) of the Acknowledgment Agreement; and in addition, the Seller shall deliver to Ginnie Mae a copy of any executed amendment to this Agreement promptly after execution thereof.
Section 8.02Waivers, Separate Actions by Buyers. Any amendment or waiver effected in accordance with this Article VIII shall be binding upon Administrative Agent, Buyers and Seller; and Administrative Agent’s or a Buyer’s failure to insist upon the strict performance of any term, condition or other provision of this Agreement or any of the Program Agreements, or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by Administrative Agent or such Buyer of any such term, condition or other provision or Default or Event of Default in connection therewith, nor shall a single or partial exercise of any such right or remedy preclude any other or future exercise, or the exercise of any other right or remedy; and any waiver of any such term, condition or other provision or of any such Default or Event of Default shall not affect or alter this Agreement or any of the Program Agreements, and each and every term, condition and other provision of this Agreement and the Program Agreements shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default or Event of Default in connection therewith.  An Event of Default hereunder or under any of the Program Agreements shall be deemed to be continuing unless and until waived in writing by Administrative Agent and Buyers.
ARTICLE IX

SUCCESSORS AND ASSIGNS
Section 9.01Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, any portion thereof, or any interest therein. Seller shall not have the right to assign all or any part of this Agreement or any interest herein without the prior written consent of Administrative Agent and Buyers.

Section 9.02Participations and Transfers.
(a)All actions taken by a Buyer pursuant to this Section 9.02 shall be at the expense of Buyer. Buyer may distribute to any prospective assignee any document or other information delivered to a Buyer by Seller.
(b)A Buyer may in accordance with applicable law at any time sell to one or more banks or other entities (“Participants”) participating interests in all or a portion of such Buyer’s rights and obligations under this Agreement and the other Program Agreements; provided, that (i) Seller has consented to such sale; provided, however, Seller’s consent shall not be required in the event that (A) such Participant is an Affiliate of such Buyer or (B) an Event of Default has occurred; (ii) each such sale shall represent an interest in a Transaction in a Purchase Price of $1,000,000 or more and (iii) other than with respect to a participating interest consisting of a pro rata interest in all payments due to such Buyer under this Agreement and prior to an Event of Default such Buyer receives an opinion of a nationally recognized tax counsel experienced in such matters that such sale will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  In the event of any such sale by a Buyer of participating interests to a Participant, such Buyer shall remain a party to the Transaction for all purposes under this Agreement and the Program Agreements and Seller shall continue to deal solely and directly with such Buyer in connection with such Buyer’s rights and obligations under this Agreement and the Program Agreements. The related Buyer shall provide notice to Ginnie Mae within five (5) Business Days of any participation made in accordance with this Section 9.02(b).
(c)A Buyer may in accordance with applicable law at any time assign, pledge, hypothecate, or otherwise transfer to one or more banks, financial institutions, investment companies, investment funds or any other Person (each, a “Transferee”) all or a portion of such Buyer’s rights and obligations under this Agreement and the other Program Agreements so long as a Noteholder of an MBS Advance VFN continues to own interests in the outstanding Series of VFNs that are funded in an aggregate amount that equals or exceeds the amount required to avoid an Early Amortization Event under any outstanding Series of Term Notes; provided, that (i) Seller has consented to such assignment, pledge, hypothecation, or other transfer; provided, however, Seller’s consent shall not be required in the event that (A) such Transferee is an Affiliate of such Buyer or (B) an Event of Default has occurred; (ii) absent an Event of Default, such Buyer shall give at least ten days’ prior notice thereof to Seller; (iii) that each such sale shall represent an interest in the Transactions in an aggregate Purchase Price of $1,000,000 or more; (iv) such Transferee shall have also acquired the same percentage interest in each other Series of Variable Funding Notes, unless such Transferee is an Affiliate of such Buyer or unless Ginnie Mae has consented in writing to waive this requirement and (v) other than with respect to an assignment, pledge, hypothecation or transfer consisting of a pro rata interest in all payments due to such Buyer under this Agreement and prior to an Event of Default such Buyer received an opinion of a nationally recognized tax counsel experienced in such matters that such assignment, pledge, hypothecation or transfer  will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  The related Buyer shall provide notice to Ginnie Mae within five (5) Business Days of any assignment, pledge or hypothecation made in accordance with this Section 9.02(c). In the event of any such assignment, pledge, hypothecation or transfer by a Buyer of its rights under this Agreement and the other Program Agreements, Seller shall continue to deal solely and directly with such Buyer in connection with its rights and obligations under this Agreement.  Administrative Agent (acting as agent for Seller) shall maintain at its address referred to in Section 11.05 a register (the “Register”) for the recordation of the names and addresses of Transferees, and the Purchase Price outstanding and Price Differential in the Transactions held by each thereof.  The entries in the Register shall be prima facie conclusive and binding, and Seller may treat each Person whose name is recorded in the Register as the owner of the Transactions recorded therein for all purposes of this Agreement.  No assignment shall be effective until it is recorded in the Register.
Section 9.03Buyer and Participant Register.
(a)Subject to acceptance and recording thereof pursuant to paragraph (b) of this Section 9.03, from and after the effective date specified in each assignment and acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such assignment and acceptance, have the rights and obligations of a Buyer under this Agreement.  Any assignment or transfer by a Buyer of rights or obligations under this Agreement that does not comply with this Section 9.03 shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 9.02.
(b)Seller or an agent of Seller shall maintain a register (the “Transaction Register”) on which it will record the Transactions entered into hereunder, and each assignment and acceptance and participation.  The Transaction Register shall include the names and addresses of Buyers (including all assignees, successors and Participants), and the Purchase Price of the Transactions entered into by Buyers.  Failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such Transactions.  If a Buyer sells a participation in any Transaction, it shall provide Seller, or maintain as agent of Seller, the information described in this paragraph and permit Seller to review such information as reasonably needed for Seller to comply with its obligations under this Agreement or under any applicable law or governmental regulation or procedure.
ARTICLE X

AGENT PROVISIONS
Section 10.01Appointment of Administrative Agent.
(a)Each Buyer hereby irrevocably appoints Atlas Securitized Products, L.P., as Administrative Agent hereunder and under the other Program Agreements, and each Buyer hereby authorizes Atlas Securitized Products, L.P., in such capacity, to act as its agent in accordance with the terms hereof.  The provisions of this Article X are solely for the benefit of Administrative Agent and Buyers, and Seller shall not have any rights as a third party beneficiary of any of the provisions thereof.  In performing its functions and duties hereunder, Administrative Agent shall act solely as an agent of Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Seller.

(a)The Required Buyers may, to the extent permitted by applicable law, and with the consent of Seller (such consent not to be required if an Event of Default has occurred and is continuing and not to be unreasonably withheld), by notice in writing to such Person remove such Person as Administrative Agent and, with the consent of Seller (such consent not to be required if an Event of Default has occurred and is continuing and not to be unreasonably withheld), appoint a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed by the Required Buyers and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Buyers and Seller), then such removal shall nonetheless become effective in accordance with such notice on the date thirty (30) days (or such earlier day as shall be agreed by the Required Buyers and Seller) after the Administrative Agent’s receipt of such notice of removal.
Section 10.02Powers and Duties. Each Buyer irrevocably authorizes Administrative Agent to take such action on such Buyer’s behalf and to exercise such powers, rights and remedies hereunder and under the other Program Agreements as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Program Agreements. Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. Administrative Agent shall not have, by reason hereof or any of the other Program Agreements, a fiduciary relationship in respect of any Buyer; and nothing herein or any of the other Program Agreements, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect hereof or any of the other Program Agreements except as expressly set forth herein or therein.
Section 10.03General Immunity.
(a)No Responsibility for Certain Matters.  Except for Administrative Agent’s failure to perform a specifically required task set forth herein (and which failure constitutes gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order), Administrative Agent shall not be responsible for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Program Agreement or with respect to any other party for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by or on behalf of Buyers or any other party in connection with the Program Agreements and the transactions contemplated thereby or for the financial condition or business affairs of Seller or any other Person liable for the payment of any Obligations, nor shall Administrative Agent be required (except as set forth herein or in the Program Agreements) to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Program Agreements or as to the use of the proceeds of the Transactions or as to the existence or possible existence of any Event of Default or Default.
(b)Exculpatory Provisions.  Neither Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable for any action taken or omitted by Administrative Agent under or in connection with any of the Program Agreements except to the extent caused by Administrative Agent’s gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.  Administrative Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Program Agreements or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Administrative Agent shall have received instructions in respect thereof from Buyers and, upon receipt of such instructions from the Required Buyers, Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions.  Without prejudice to the generality of the foregoing, (i) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Seller), accountants, experts and other professional advisors selected by it; (ii) no Buyer shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or (where so instructed) refraining from acting hereunder or any of the other Program Agreements in accordance with the instructions of the Required Buyers; and (iii) no action taken or omitted by Administrative Agent shall be considered to have resulted from Administrative Agent’s gross negligence, bad faith or willful misconduct if such action or omission was done at the direction of the Required Buyers.
Section 10.04Administrative Agent to Act as Buyer. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Administrative Agent in its individual capacity as a Buyer, to the extent it becomes a Buyer hereunder. To the extent that it becomes a Buyer hereunder, Administrative Agent shall have the same rights and powers as any other Buyer and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Buyer” shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity. Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Seller or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Seller for services in connection herewith and otherwise without having to account for the same to Buyers.
Section 10.05Buyers’ Representations, Warranties and Acknowledgment.
(a)Each Buyer represents and warrants that it has made its own independent investigation of the financial condition and affairs of Seller in connection with the Transactions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Seller.  Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Buyers or to provide any Buyer with any credit or other information with respect thereto, whether coming into its possession before the making of the Transactions or at any time or times thereafter, and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Buyers.
(b)Unless otherwise agreed to by Buyers and Seller, each Buyer, by delivering its signature page to this Agreement and entering into Transactions with Seller hereunder shall be deemed to have acknowledged receipt of, and consented to and approved, each Program Agreement and each other document required to be approved by Administrative Agent or Buyers, as applicable on the Closing Date or such other funding date.  Each Buyer acknowledges that by agreeing to remit its Commitment Share of the Purchase Price on any Purchase Date, such Buyer agrees that all conditions precedent to entering into such Transaction have been met on such Purchase Date.
Section 10.06Right to Indemnity.
(a)Each Buyer, pro rata based on its outstanding Purchase Price, severally, but not jointly, shall, and hereby agrees to indemnify Administrative Agent, any Affiliate of the Administrative Agent, and their respective directors, officers, agents and employees (each, an “Indemnitee Agent Party”), and hold such Indemnitee Agent Party harmless to the extent that such Indemnitee Agent Party shall not have been reimbursed by Seller, from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it has resulted from the gross negligence or willful misconduct of such Indemnitee Agent Party) which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Program Agreements or otherwise in its capacity as an Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Program Agreements, including amounts paid in settlement, court costs and reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing.  If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Buyer to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Buyer’s pro rata portion of the outstanding Purchase Price thereof; and provided, further, this sentence shall not be deemed to require any Buyer to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.
(b)Promptly after receipt by the Indemnitee Agent Party of notice of the commencement of any action regarding which a claim in respect thereof is to be made against Buyers, the Indemnitee Agent Party shall notify Buyers in writing of the commencement thereof, but the omission to so notify will not relieve Buyers from any liability which they may have under this Agreement or from any other liability which they may have, except to the extent that they have been prejudiced in any material respect by the failure by the Indemnitee Agent Party to provide prompt notice.  Upon receipt of notice by Buyers, Buyers will be entitled to participate in the related action, and they may elect by written notice delivered to the Indemnitee Agent Party to assume the defense thereof.  Upon receipt of notice by the Indemnitee Agent Party of the Buyers’ election to assume the defense of such action, Buyers shall not be liable to the Indemnitee Agent Party for legal expenses incurred by such party in connection with the defense thereof unless (i) Buyers shall not have employed counsel to represent the Indemnitee Agent Party within a reasonable time after receipt of notice of commencement of the action, (ii) Buyers have authorized in writing the employment of separate counsel for the Indemnitee Agent Party, or (iii) the Indemnitee Agent Party has previously engaged counsel and reasonable legal expenses are necessary (a) to transfer the file to the Buyers’ designated counsel, or (b) to pursue immediate legal action necessary to preserve the legal rights or defenses of the Indemnitee Agent Party as against a third party claimant, and such legal action must occur prior to said transfer.  Buyers shall not settle any suit or claim without the Indemnitee Agent Party’s written consent unless such settlement solely involves the payment of money by parties other than the Indemnitee Agent Party and includes unconditional release of the Indemnitee Agent Party from all liability on all matters that are the subject of such proceeding or claim.
Section 10.07Successor Administrative Agent.
(a)Administrative Agent may resign at any time by giving sixty (60) days’ prior written notice thereof to Buyers.  Upon any such notice of resignation, Buyers shall have the right to appoint a successor administrative agent; provided, that the retiring Administrative Agent shall continue to hold the Collateral and all liens and security interest therein for the benefit of Buyers until a successor administrative agent is appointed.
(b)Upon the acceptance of any appointment as Administrative Agent hereunder by a successor administrative agent, that successor administrative agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall promptly (i) transfer to such successor administrative agent all sums and items of Collateral held under the Program Agreements, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor administrative agent under the Program Agreements, and (ii) execute and deliver to such successor administrative agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor administrative agent of the security interests created under the Program Agreements, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article X and Section 11.02 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.
(c)Notwithstanding anything herein to the contrary, Administrative Agent may assign its rights and duties as Administrative Agent hereunder to an Affiliate without written notice to, the Buyers; provided, that Seller and Buyers may deem and treat such assigning Administrative Agent as Administrative Agent for all purposes hereof, unless and until such assigning Administrative Agent provides written notice to Seller and Buyers of such assignment.  Upon such assignment such Affiliate shall succeed to and become vested with all rights, powers, privileges and duties as Administrative Agent hereunder and under the other Program Agreements.
Section 10.08Delegation of Duties.  Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Program Agreement by or through (i) any one or more of its Affiliates or (ii) any one or more sub agents appointed by Administrative Agent with the prior consent of the Required Buyers.  Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates and their respective officers, partners, directors, trustees, employees and agents.  The exculpatory provisions of this Article X shall apply to any such Affiliate or sub agent and to such other parties as are listed above provided that notwithstanding this Section 10.08, no such delegation relieves the Administrative Agent of its duties or obligations under this Agreement.

Section 10.09Right to Realize on Collateral.  Anything contained in any of the Program Agreements to the contrary notwithstanding, Seller, Administrative Agent and each Buyer hereby agree that (i) no Buyer shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Buyers in accordance with the terms hereof and all powers, rights and remedies under the Program Agreements may be exercised solely by Administrative Agent, and (ii) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Buyer may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Buyers (but not any Buyer or Buyers in its or their respective individual capacities unless Buyers shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.
Section 10.10Erroneous Payments. If the Administrative Agent notifies a Buyer or any Person who has received funds on behalf of a Buyer (any such Buyer or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Buyer or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Buyer shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the overnight federal funds rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary.

(b)Each Buyer hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Buyer under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Buyer from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.
(c)For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with immediately preceding clause (a), (i) the Administrative Agent may elect, in its sole discretion on written notice to such Buyer, that all rights and claims of such Buyer with respect to the Repurchase Price or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Repurchase Price”) shall immediately vest in the Administrative Agent upon such election; after such election, the Administrative Agent (x) may reflect its ownership interest in the related Repurchase Price in a principal amount equal to the Corresponding Repurchase Price on the Asset Schedule, and (y) upon five business days’ written notice to such Buyer, may sell such Repurchase Price (or portion thereof) in respect of the Corresponding Repurchase Price, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Buyer shall be reduced by the net proceeds of the sale of such Repurchase Price (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Buyer (and/or against any Payment Recipient that receives funds on its behalf), and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Repurchase Price, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Buyer with respect to the Erroneous Payment Return Deficiency. For the avoidance of doubt, no vesting or sale pursuant to the foregoing clause (i) will reduce the Committed Amount of any Buyer and such Committed Amount shall remain available in accordance with the terms of this Agreement.
(d)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Seller, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Seller for the purpose of making such Erroneous Payment.
(e)No Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(f)Each party’s obligations, agreements and waivers under this Section 10.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Buyer, the termination of the obligations set forth in Section 2.01 with respect to the Committed Amount and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.

ARTICLE XI

MISCELLANEOUS
Section 11.01Survival. This Agreement and the other Program Agreements and all covenants, agreements, representations and warranties herein and therein and in the certificates delivered pursuant hereto and thereto, shall survive the entering into of the Transaction and shall continue in full force and effect so long as any Obligations are outstanding and unpaid.
Section 11.02Indemnification. Seller shall, and hereby agrees to, indemnify, defend and hold harmless Administrative Agent, each Buyer, any Affiliate of Administrative Agent, any Affiliate of any Buyer and their respective directors, officers, agents and employees from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) as a consequence of, or arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related to, (i) this Agreement or any other Program Agreement or the transactions contemplated hereby or thereby, (ii) Seller’s servicing practices or procedures; (iii) any actual or proposed use by Seller of the proceeds of the Purchase Price, and (iv) any Default, Event of Default or any other breach by Seller of any of the provisions of this Agreement or any other Program Agreement, including amounts paid in settlement, court costs and reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing. If and to the extent that any Obligations are unenforceable for any reason, Seller hereby agrees to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under applicable law. Seller’s obligations set forth in this Section 11.02 shall survive any termination of this Agreement and each other Program Agreement and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its obligations set forth in this Agreement or otherwise.  In addition, Seller shall, upon demand, pay to Administrative Agent and the Buyers all costs and expenses (including the reasonable fees and disbursements of counsel) paid or incurred by Administrative Agent and Buyers in (i) enforcing or defending its rights under or in respect of this Agreement or any other Program Agreement, (ii) collecting the Purchase Price outstanding, (iii) foreclosing or otherwise collecting upon any Repurchase Assets and (iv) and obtaining any legal, accounting or other advice in connection with any of the foregoing.
Section 11.03Nonliability of Buyers. The parties hereto agree that, notwithstanding any affiliation that may exist between or among Administrative Agent, Seller and Buyers, the relationship between and among Administrative Agent, Seller and Buyers shall be solely that of arms-length participants. Neither Administrative Agent nor any Buyer shall have any fiduciary responsibilities to Seller. Seller (i) agrees that neither Administrative Agent nor any Buyer shall have any liability to Seller (whether sounding in tort, contract or otherwise) for losses suffered by Seller in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this agreement, the other loan documents or any other agreement entered into in connection herewith or any act, omission or event occurring in connection therewith, unless it is determined by a judgment of a court that is binding on Administrative Agent and Buyers (which judgment shall be final and not subject to review on appeal), that such losses were the result of acts or omissions on the part of Administrative Agent or Buyers constituting gross negligence or willful misconduct and (ii) waives, releases and agrees not to sue upon any claim against Administrative Agent or any Buyer (whether sounding in tort, contract or otherwise), except a claim based upon gross negligence or willful misconduct.  Whether or not such damages are related to a claim that is subject to such waiver and whether or not such waiver is effective, neither Administrative Agent nor any Buyer shall have any liability with respect to, and Seller hereby waives, releases and agrees not to sue upon any claim for, any special, indirect, consequential or punitive damages suffered by Seller in connection with, arising out of, or in any way related to the transactions contemplated or the relationship established by this Agreement, the other loan documents or any other agreement entered into in connection herewith or therewith or any act, omission or event occurring in connection herewith or therewith, unless it is determined by a judgment of a court that is binding on Administrative Agent and Buyers (which judgment shall be final and not subject to review on appeal), that such damages were the result of acts or omissions on the part of Administrative Agent or Buyers, as applicable, constituting willful misconduct or gross negligence.

Section 11.04Governing Law; Submission to Jurisdiction; Waivers.
(a)This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Seller acknowledges that the obligations of the Administrative Agent and Buyers hereunder or otherwise are not the subject of any VFN Repo Guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Buyers.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)EACH OF THE PARTIES HERETO AND THE BUYERS HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(i)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(ii)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR

HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(iii)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING;
(iv)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(v)WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.
Section 11.05Notices. Any and all notices (with the exception of Transaction Notices, which shall be delivered via facsimile only), statements, demands or other communications hereunder may be given by a party to the other by mail, email, facsimile, messenger or otherwise to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other. All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

If to Seller:

PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village, CA 91361

Attention:  Pamela Marsh/Josh Smith

Phone Number:  (805) 330-6059/ (818) 224-7078

E-mail: pamela.marsh@pennymac.com; josh.smith@pennymac.com;
mortgage.finance@pnmac.com

with a copy to:

PennyMac Loan Services, LLC

3043 Townsgate Road

Westlake Village, CA 91361

Attention:  Derek Stark

Phone Number:  (818) 746-2289

E-mail:  derek.stark@pnmac.com

If to Administrative Agent:

Atlas Securitized Products, L.P.

230 Park Avenue, Suite 800

New York, NY 10169

Phone Number: (212) 317-4500

Email: AtlasSPGeneralCounsel@Atlas-SP.com

If to Funding 2:

Atlas Securitized Products Funding 2, L.P.

230 Park Avenue, Suite 800

New York, NY 10169

Phone Number: (212) 317-4500

Email: AtlasSPGeneralCounsel@Atlas-SP.com

Section 11.06Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement. In case any provision in or obligation under this Agreement or any other Program Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
Section 11.07Section Headings. The Article and Section headings in this Agreement are inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.
Section 11.08Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The parties agree that this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform

Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

Section 11.09Periodic Due Diligence Review. Seller acknowledges that Administrative Agent and Buyers have the right to perform continuing due diligence reviews with respect to Seller and the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable (but no less than five (5) Business Days’) prior written notice unless an Event of Default shall have occurred, in which case no notice is required, to Seller, Administrative Agent or its authorized representatives will be permitted during normal business hours, and in a manner that does not unreasonably interfere with the ordinary conduct of Seller’s business, to examine, inspect, and make copies and extracts of, any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller. Seller also shall make available to Buyers and Administrative Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Assets. Without limiting the generality of the foregoing, Seller acknowledges that Buyers may enter into a Transaction related to any Purchased Assets from Seller based solely upon the information provided by Seller to Buyers in the Asset Schedule and the representations, warranties and covenants contained herein, and that Administrative Agent, at its option or upon the request of Buyers, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets related to a Transaction. Seller agrees to cooperate with Administrative Agent and Buyers and any third party underwriter in connection with such underwriting, including providing Administrative Agent and Buyers and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller.
Section 11.10Hypothecation or Pledge of Repurchase Assets. Buyers shall have free and unrestricted use of all Repurchase Assets and nothing in this Agreement shall preclude Buyers from engaging in repurchase transactions with all or part of its pro rata portion of the Repurchase Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating all or a portion of its pro rata portion of the Repurchase Assets; provided that prior to an Event of Default, such pledge, repledge, transfer, hypothecation or rehypothecation is treated as a financing or hedging transaction for U.S. federal income tax purposes or a pro rata interest in all payments due to Buyers under this Agreement; provided, further that other than with respect to a pro rata interest in all payments due to Buyers under this Agreement and prior to an Event of Default Buyers receive an opinion of a nationally recognized tax counsel experienced in such matters that such repurchase transaction, pledge, repledge, transfer, hypothecation or rehypothecation will not result in Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.

Section 11.11Non-Confidentiality of Tax Treatment.
(a)This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyers or Seller, as applicable and shall be held by each party hereto, as applicable in strict confidence and shall not be disclosed to any third party without the written consent of the Required Buyers or Seller, except for (i) disclosure to Buyers’ or Seller’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreements, the parties hereto may disclose to any and all Persons of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyers or any pricing terms (including the Pricing Rate, Purchase Price Percentage, Purchase Price and Commitment Fee and any other fees set forth in the Pricing Side Letter (if any)) or other nonpublic business or financial information (including any sublimits) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent and Buyers.
(b)Notwithstanding anything in this Agreement to the contrary, Seller shall comply with all applicable local, state and federal laws, including all privacy and data protection law, rules and regulations that are applicable to the Repurchase Assets and/or any applicable terms of this Agreement (the “Confidential Information”).  Seller understands that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and Seller agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws.  Seller shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers which Seller holds, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information.  Seller represents and warrants that it has implemented appropriate measures to meet the objectives of Section 501(b) of the GLB Act and of the applicable standards adopted pursuant thereto, as now or hereafter in effect.  Upon request, Seller will provide evidence reasonably satisfactory to allow Administrative Agent to confirm that the providing party has satisfied its obligations as required under this Section 11.11.  Without limitation, this may include Administrative Agent’s review of audits, summaries of test results, and other equivalent evaluations of Seller.  Seller shall notify Administrative Agent and Buyers immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers provided directly to Seller by Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers.  Seller shall provide such notice to

Administrative Agent by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual.
Section 11.12Set-off.  In addition to any rights and remedies of Administrative Agent and Buyers hereunder and by law, Administrative Agent and Buyers shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller or any Affiliate thereof to Administrative Agent, Buyers or any of their Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return funds to Seller), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Administrative Agent, Buyers or any Affiliate thereof to or for the credit or the account of Seller or any Affiliate thereof.  Administrative Agent agrees promptly to notify Seller after any such set off and application made by a Buyer; provided that the failure to give such notice shall not affect the validity of such set off and application.
Section 11.13Intent.
(a)The parties recognize that each Transaction is a “master netting agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended and a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended and that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code.
(b)It is understood that any party’s right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 7.03 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and Section 561 of Title 11 of the United States Code, as amended.
(c)The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
(d)It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).
(e)This Agreement is intended to be a “securities contract,” within the meaning of Section 555 under the Bankruptcy Code, and a “master netting agreement,” within the meaning of Section 561 under the Bankruptcy Code.
(f)It is the intention of the parties that, for U.S. federal income tax purposes and for accounting purposes, each Transaction constitute a financing, and that Seller be (except to the extent that Administrative Agent shall have exercised its remedies following an Event of Default) the owner of the Purchased Assets for such purposes.  Unless prohibited by applicable law, Administrative Agent, Seller and Buyers shall treat the Transactions as described in the preceding sentence (including on any and all filings with any U.S. federal, state, or local taxing authority and agree not to take any action inconsistent with such treatment).

[Signature Pages Follow]

EXHIBIT 10.8

EXECUTION VERSION

IN WITNESS WHEREOF, Administrative Agent, Seller and Buyers have caused this Amended and Restated Master Repurchase Agreement to be executed and delivered by their duly authorized officers or trustees as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – A&R Series 2016-MSRVF1 Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, solely with respect to Section 11.14, as VFN Guarantor

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – A&R Series 2016-MSRVF1 Repurchase Agreement]

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – A&R Series 2016-MSRVF1 Repurchase Agreement]

EXHIBIT 10.8

EXECUTION VERSION

SCHEDULE 1

RESPONSIBLE OFFICERS – SELLER

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Responsible Officers for execution of Program Agreements and amendments:

Name	Title	Signature
Pamela Marsh	Senior Managing Director, Treasurer

Responsible Officers for execution of Transaction Notices and day-to-day operational functions:

Name	Title	Signature
Pamela Marsh	Senior Managing Director, Treasurer
Maurice Watkins	Chief Operations Officer, Capital Markets
Thomas Rettinger	Chief Portfolio Risk Officer
Josh Smith	Senior Vice President, Treasury
Kevin Chamberlain	Executive Vice President
Ryan Huddleston	Authorized Representative
Adeshola Makinde	Authorized Representative
SCHEDULE 2

Schedule 1-1

EXHIBIT 10.8

EXECUTION VERSION

SCHEDULE 3

ASSET SCHEDULE

Series 2016-MSRVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR Issuer Trust, Series 2016-MSRVF1 Variable Funding Note	[$****************]	[$*]	[$****************]	[$*************]
Funding 2 Pro Rata Share	[$**************]	[$**************]	[$****************]	[$*************]
Citibank Pro Rata Share	[$**************]	[$****************]	[$*]	[$*]

Repurchase Price attributable to the Series 2016-MSRVF1 Variable Funding Note and Additional Balances pursuant to the Series 2016-MSRVF1 Repurchase Agreement

	Current Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	[$***********]	[$*]	[$***********]	[$***********]

Schedule 2-1

Funding 2 Pro Rata Share	[$**********]	[$**********]	[$***********]	[$***********]
Citibank Pro Rata Share	[$**********]	[$************]	[$*]	[$*]

[PNMAC GMSR Issuer Trust – A&R Series 2016-MSRVF1 Repurchase Agreement]

EXHIBIT 10.8

EXECUTION VERSION

SCHEDULE 4

ADMINISTRATIVE AGENT’S ACCOUNT

Name of Bank:Citibank, N.A.

ABA Number of Bank:021000089

Name of Account:Atlas Sec Prod Funding 2 LP – Resi

Ref: Residential

Account Number:[********]

Schedule 3-1

EXHIBIT A

FORM OF TRANSACTION NOTICE

Dated: [_________]

[ADDRESS]

TRANSACTION NOTICE

Ladies and Gentlemen:

We refer to the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (the “Agreement”), among PennyMac Loan Services, LLC (the “Seller”), the buyers party thereto (“Buyers”) and Atlas Securitized Products, L.P. (“Administrative Agent”).  Each capitalized term used but not defined herein shall have the meaning specified in the Agreement.  This notice is being delivered by Seller pursuant to Section 2.02 of the Agreement.

Please be notified that Seller hereby irrevocably requests that the Buyers enter into the following Transaction(s) with the Seller as follows:

	VFN	VFN Repo
Market Value (MSR)
Series Invested Amount
Maximum VFN Principal Balance
Current Note Balance/Purchase Price requested
Additional Balance/Purchase Price requested
New Note Balance/Repurchase Price
Effective Advance Rate

Seller requests that the proceeds of the Purchase Price be deposited in Seller’s account at _______, ABA Number _______, account number ____, References:  _____, Attn:  _______.

Seller hereby represents and warrants that each of the representations and warranties made by Seller in each of the Program Agreements to which it is a party is true and correct in all material respects, in each case, on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.  Attached hereto is a true and complete updated copy of the Asset Schedule.

Exhibit A-1

PennyMac Loan Services, LLC, as Seller

By:

Exhibit A-2

Asset Schedule

Series 2016-MSRVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR Issuer Trust, Series 2016-MSRVF1 Variable Funding Note	$[________]	$[________]	$[________]	$[________]
Funding 2 Pro Rata Share

Repurchase Price attributable to the Series 2016-MSRVF1 Variable Funding Note and Additional Balances pursuant to the Series 2016-MSRVF1 Repurchase Agreement

	Current Note Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	$[________]	$[________]	$[________]	$[________]
Funding 2 Pro Rata Share

Exhibit A-3

EXHIBIT B

EXISTING INDEBTEDNESS

[See Attached]

Exhibit A-0

EXHIBIT A-2

SERIES 2020-SPIADVF1 REPURCHASE AGREEMENT

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

among

ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (“Administrative Agent”)

and

THE BUYERS FROM TIME TO TIME PARTY HERETO, as buyers (“Buyers”)

and

PENNYMAC LOAN SERVICES, LLC, as seller (“Seller”)

Dated as of July 30, 2021

PNMAC GMSR ISSUER TRUST
MSR COLLATERALIZED NOTES,
SERIES 2020-SPIADVF1

Exhibit A-1

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS

Section 1.01Certain Defined Terms1

Section 1.02Other Defined Terms14

ARTICLE II

GENERAL TERMS

Section 2.01Transactions15

Section 2.02Procedure for Entering into Transactions15

Section 2.03Repurchase; Payment of Repurchase Price16

Section 2.04Price Differential17

Section 2.05Margin Maintenance17

Section 2.06Payment Procedure17

Section 2.07Application of Payments18

Section 2.08Use of Purchase Price and Transaction Requests19

Section 2.09Recourse19

Section 2.10Requirements of Law19

Section 2.11Taxes21

Section 2.12Indemnity22

Section 2.13Additional Balance and Additional Funding22

Section 2.14Commitment Fee and Other Fees22

Section 2.15Termination23

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.01Seller Existence23

Section 3.02Licenses23

Section 3.03Power23

Section 3.04Due Authorization24

Section 3.05Financial Statements24

Section 3.06No Event of Default25

Section 3.07Solvency25

Section 3.08No Conflicts25

Section 3.09True and Complete Disclosure25

Section 3.10Approvals25

-i-

Section 3.11Litigation25

Section 3.12Material Adverse Change26

Section 3.13Ownership26

Section 3.14The Note26

Section 3.15Taxes27

Section 3.16Investment Company27

Section 3.17Chief Executive Office; Jurisdiction of Organization27

Section 3.18Location of Books and Records27

Section 3.19ERISA27

Section 3.20Financing of Note and Additional Balances27

Section 3.21Agreements27

Section 3.22Other Indebtedness28

Section 3.23No Reliance28

Section 3.24Plan Assets28

Section 3.25No Prohibited Persons28

Section 3.26Compliance with 1933 Act28

Section 3.27Anti-Money Laundering Laws28

ARTICLE IV

CONVEYANCE; REPURCHASE ASSETS; SECURITY INTEREST

Section 4.01Ownership29

Section 4.02Security Interest29

Section 4.03Further Documentation30

Section 4.04Changes in Locations, Name, etc.30

Section 4.05Performance by Administrative Agent of Seller’s Obligations30

Section 4.06Proceeds30

Section 4.07Remedies31

Section 4.08Limitation on Duties Regarding Preservation of Repurchase Assets32

Section 4.09Powers Coupled with an Interest32

Section 4.10Release of Security Interest32

Section 4.11Reinstatement32

Section 4.12Subordination32

ARTICLE V

CONDITIONS PRECEDENT

Section 5.01Initial Transaction33

Section 5.02All Transactions33

Section 5.03Closing Subject to Conditions Precedent35

-ii-

ARTICLE VI

COVENANTS

Section 6.01Litigation37

Section 6.02Prohibition of Fundamental Changes38

Section 6.03Weekly Reporting38

Section 6.04No Adverse Claims38

Section 6.05Assignment38

Section 6.06Security Interest39

Section 6.07Records39

Section 6.08Books39

Section 6.09Approvals39

Section 6.10Material Change in Business39

Section 6.11Distributions39

Section 6.12Applicable Law40

Section 6.13Existence40

Section 6.14Chief Executive Office; Jurisdiction of Organization40

Section 6.15Taxes40

Section 6.16Transactions with Affiliates40

Section 6.17[Reserved]40

Section 6.18[Reserved]40

Section 6.19True and Correct Information40

Section 6.20No Pledge40

Section 6.21Plan Assets41

Section 6.22Sharing of Information41

Section 6.23Modification of the Base Indenture and Series 2020-SPIADVF1 Indenture Supplement41

Section 6.24Reporting Requirements41

Section 6.25Liens on Substantially All Assets43

Section 6.26Litigation Summary44

Section 6.27Hedging44

Section 6.28[Reserved]44

Section 6.29Most Favored Status44

Section 6.30Threshold Events and Commitment Modifications45

ARTICLE VII

DEFAULTS/RIGHTS AND REMEDIES OF BUYERS UPON DEFAULT

Section 7.01Events of Default45

Section 7.02No Waiver47

Section 7.03Due and Payable47

Section 7.04Fees47

Section 7.05Default Rate47

-iii-

ARTICLE VIII

ENTIRE AGREEMENT; AMENDMENTS
AND WAIVERS; SEPARATE ACTIONS BY BUYERS

Section 8.01Entire Agreement; Amendments48

Section 8.02Waivers, Separate Actions by Buyers48

ARTICLE IX

SUCCESSORS AND ASSIGNS

Section 9.01Successors and Assigns48

Section 9.02Participations and Transfers48

Section 9.03Buyer and Participant Register50

ARTICLE X

AGENT PROVISIONS

Section 10.01Appointment of Administrative Agent50

Section 10.02Powers and Duties51

Section 10.03General Immunity51

Section 10.04Administrative Agent to Act as Buyer52

Section 10.05Buyers’ Representations, Warranties and Acknowledgment52

Section 10.06Right to Indemnity53

Section 10.07Successor Administrative Agent54

Section 10.08Delegation of Duties54

Section 10.09Right to Realize on Collateral55

Section 10.10Erroneous Payments55

ARTICLE XI

MISCELLANEOUS

Section 11.01Survival57

Section 11.02Indemnification57

Section 11.03Nonliability of Buyers57

Section 11.04Governing Law; Submission to Jurisdiction; Waivers58

Section 11.05Notices59

Section 11.06Severability60

Section 11.07Section Headings60

Section 11.08Counterparts60

Section 11.09Periodic Due Diligence Review60

Section 11.10Hypothecation or Pledge of Repurchase Assets61

Section 11.11Non-Confidentiality of Tax Treatment61

-iv-

Section 11.12Set-off62

Section 11.13Intent63

Schedule 1–Responsible Officers of Seller

Schedule 2–Asset Schedule

Schedule 3–Administrative Agent Account

Exhibit A–Form of Transaction Notice

Exhibit B–Existing Indebtedness

-v-

AMENDED AND RESTATED MASTER REPURCHASE AGREEMENT

This Amended and Restated Master Repurchase Agreement (this “Agreement”) is made as of July 30, 2021, among ATLAS SECURITIZED PRODUCTS, L.P. (“ASP”), as administrative agent (the “Administrative Agent”), the Buyers (as defined herein) from time to time party hereto, and PENNYMAC LOAN SERVICES, LLC, as seller (“Seller” or “PLS”).

W I T N E S S E T H:

WHEREAS, pursuant to the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement, PNMAC GMSR ISSUER TRUST (the “Issuer”) duly authorized the issuance of a Series of Notes, as a single Class of Variable Funding Note, known as the “PNMAC GMSR ISSUER TRUST MSR Collateralized Notes, Series 2020-SPIADVF1” (the “Note”);

WHEREAS, from time to time, the parties hereto may enter into Transactions;

WHEREAS, Seller is the owner of the Note, and the Administrative Agent is the holder of the Note on behalf of Buyers; and

WHEREAS, Seller wishes to sell its entire interest in the Note to Buyers pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Buyers and Seller hereby agree as follows.

SECTION 14.

DEFINITIONS
14.1Certain Defined Terms.  Capitalized terms used herein shall have the indicated meanings:

“1933 Act” means the Securities Act of 1933, as amended from time to time.

“1934 Act” means the Securities Exchange Act of 1934, as amended from time to time.

“Act of Insolvency” means, with respect to any Person or its Affiliates, (i) the filing of a petition, commencing, or authorizing the commencement of any case or proceeding, or the voluntary joining of any case or proceeding under any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar law relating to the protection of creditors, or suffering any such petition or proceeding to be commenced by another which is consented to, not timely contested or results in entry of an order for relief; (ii) the seeking of the appointment of a receiver, trustee, custodian or similar official for such party or an Affiliate or any substantial part of the property of either; (iii) the appointment of a receiver, conservator, or manager for such party or an Affiliate by any governmental agency or authority having the jurisdiction to do so; (iv) the making or offering by such party or an Affiliate of a composition with its creditors or a general assignment for the benefit of creditors; (v) the admission by such party or an Affiliate of such party of its inability to pay its debts or discharge its obligations as they become due or mature; or (vi) that any governmental authority or agency or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the property of such party or of any of its Affiliates, or shall have taken any action to displace the management of such party or of any of its Affiliates or to curtail its authority in the conduct of the business of such party or of any of its Affiliates.

“Additional Balance” has the meaning set forth in Section 2.13.

“Additional Repurchase Assets” has the meaning set forth in Section 4.02(c).

“Administrative Agent” has the meaning given to such term in the preamble to this Agreement.

“Administrative Agent Account” means the account identified on Schedule 3 hereto.

“Administrative Fee” has the meaning assigned to such term in the Series 2020-SPIADVF1 Indenture Supplement.

“Advance Verification Agent Report” has the meaning assigned to such term in the Base Indenture.

“Affiliate” means, with respect to any Person, any “affiliate” of such Person, as such term is defined in the Bankruptcy Code; provided, however, that in respect of Seller the term “Affiliate” shall include only PNMAC and its wholly owned subsidiaries.

“Aggregate Committed Amount” means the sum of all Committed Amounts.

“Agreement” has the meaning given to such term in the preamble to this Agreement.

“Anti-Money Laundering Laws” shall have the meaning set forth in Section 3.27.

“Applicable Lending Office” means the “lending office” of a Buyer (or of an Affiliate of such Buyer) designated on the signature page hereof or such other office of a Buyer (or of an Affiliate of such Buyer) as such Buyer may from time to time specify to Seller in writing as the office by which the Transactions are to be made and/or maintained.

“ASP” has the meaning given to such term in the preamble to this Agreement.

“Asset Schedule” means Schedule 2 attached hereto, which lists the Note and the terms thereof, as such schedule shall be updated from time to time in accordance with Section 2.02 hereof, including in connection with Administrative Agent’s approval of any Additional Balances pursuant to Section 2.13.

“Asset Value” has the meaning assigned to such term in the Pricing Side Letter.

“Bankruptcy Code” means the United States Bankruptcy Code of 1978, as amended from time to time.

“Base Indenture” means the Third Amended and Restated Base Indenture, dated as of April 1, 2020, among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, Seller, as administrator and as servicer, ASP, as administrative agent, and the Credit Manager, including the schedules and exhibits thereto.

“Base Rate” has the meaning assigned to the term in the Pricing Side Letter.

“Business Day” means any day other than (i) a Saturday or Sunday or (ii) any other day on which national banking associations or state banking institutions in New York, New York, the State of California, the State of Texas, the city and state where the Corporate Trust Office is located or the Federal Reserve Bank of New York, are authorized or obligated by law, executive order or governmental decree to be closed.

“Buyer” means each Person listed on the signature pages to this Agreement as Buyer, together with their successors, and any Transferee of such Person, other than any such Person that ceases to be a Buyer pursuant to this Agreement.

“Capital Lease Obligations” means, for any Person, all obligations of such Person to pay rent or other amounts under a lease of (or other agreement conveying the right to use) Property to the extent such obligations are required to be classified and accounted for as a capital lease on a balance sheet of such Person under GAAP, and, for purposes of this Agreement, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP.

“Change in Control” occurs if any of the following occur:

(A)any transaction or event as a result of which PNMAC ceases to own, beneficially or of record, 100% of the stock of Seller, except with respect to an initial public offering of Seller’s common stock on a U.S. national securities exchange;
(B)the sale, transfer, or other disposition of all or substantially all of Seller’s or PNMAC’s assets (excluding any such action taken in connection with any securitization transaction); or
(C)the consummation of a merger or consolidation of Seller or PNMAC with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity’s stock outstanding immediately after such merger, consolidation or such other reorganization is owned by Persons who were not stockholders of Seller or PNMAC immediately prior to such merger, consolidation or other reorganization.

“Closing Date” has the meaning assigned to the term in the Pricing Side Letter.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Commitment Fee” has the meaning assigned to the term in the Pricing Side Letter.

“Commitment Modification” has the meaning assigned to the term in the Pricing Side Letter.

“Committed Amount” has the meaning assigned to the term in the Pricing Side Letter.

“Commitment Share” means, with respect to each Buyer, 50%.

“Confidential Information” has the meaning set forth in Section 11.11(b).

“Control”, “Controlling” or “Controlled” means the possession of the power to direct or cause the direction of the management or policies of a Person through the right to exercise voting power or by contract, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

“Corresponding Repurchase Price” has the meaning set forth in Section 10.10(c).

“Credit Manager” means Pentalpha Surveillance LLC and any successor thereto in such capacity.

“Default” means an event, condition or default that, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

“Defaulting Buyer” has the meaning set forth in Section 2.02.

“Dollars” and “$” means dollars in lawful currency of the United States of America.

“DQ2+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract) for two (2) or more months, divided by (y) the total number of Mortgage Loans in the Servicer’s portfolio.

“DQ3+ Delinquency Ratio” means, as of the first day of any calendar month, with respect to the Servicer, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the number of Mortgage Loans in the Servicer’s portfolio that are in foreclosure or delinquent (with delinquency being determined in accordance with the applicable provision of the Ginnie Mae Contract) for three (3) or more months, divided by (y) the total number of Mortgage Loans remaining in the Servicer’s portfolio.

“DQP Delinquency Ratio”:  As of the first day of any calendar month, the ratio calculated by Ginnie Mae for monitoring and enforcement purposes equal to (x) the aggregate amount of delinquent principal and interest payments (with delinquency being determined in accordance with the provisions of the Ginnie Mae Contract), divided by (y) the aggregate monthly Fixed Installment Control for all Mortgage Pools due to the Servicer.

“EO13224” has the meaning set forth in Section 3.25.

“Erroneous Payment” has the meaning set forth in Section 10.10(a).

“Erroneous Payment Return Deficiency” has the meaning set forth in Section 10.10(c).

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time.

“ERISA Affiliate” means any corporation or trade or business that, together with Seller or PNMAC is treated as a single employer under Section 414(b) or (c) of the Code or solely for purposes of Section 302 of ERISA and Section 412 of the Code is treated as single employer described in Section 414 of the Code.

“ERISA Event of Termination” means with respect to Seller or PNMAC (i) with respect to any Plan, a reportable event, as defined in Section 4043 of ERISA, as to which the PBGC has not by regulation waived the requirement of Section 4043(a) of ERISA that it be notified with thirty (30) days of the occurrence of such event, or (ii) the withdrawal of Seller, PNMAC or any ERISA Affiliate thereof from a Plan during a plan year in which it is a substantial employer, as defined in Section 4001(a)(2) of ERISA, or (iii) the failure by Seller, PNMAC or any ERISA Affiliate thereof to meet the minimum funding standard of Section 412 of the Code or Section 302 of ERISA with respect to any Plan, including the failure to make on or before its due date a required installment under Section 412(m) of the Code (or Section 430(j) of the Code as amended by the Pension Protection Act) or Section 302(e) of ERISA (or Section 303(j) of ERISA, as amended by the Pension Protection Act), or (iv) the distribution under Section 4041 of ERISA of a notice of intent to terminate any Plan or any action taken by Seller, PNMAC or any ERISA Affiliate thereof to terminate any plan, or (v) the failure to meet requirements of Section 436 of the Code resulting in the loss of qualified status under Section 401(a)(29) of the Code, or (vi) the institution by the PBGC of proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or (vii) the receipt by Seller, PNMAC or any ERISA Affiliate thereof of a notice from a Multiemployer Plan that action of the type described in the previous clause (vi) has been taken by the PBGC with respect to such Multiemployer Plan, or (viii) any event or circumstance exists which may reasonably be expected to constitute grounds for Seller, PNMAC or any ERISA Affiliate thereof to incur liability under Title IV of ERISA or under Sections 412(b) or 430(k) of the Code with respect to any Plan.

“Event of Default” has the meaning assigned to such term in Section 7.01.

“Existing Indebtedness” has the meaning specified in Section 3.22.

“Expenses” means all present and future expenses reasonably incurred by or on behalf of Administrative Agent and Buyers in connection with the negotiation, execution or enforcement of this Agreement or any of the other Program Agreements and any amendment, supplement or other modification or waiver related hereto or thereto, whether incurred heretofore or hereafter, which expenses shall include the reasonable and documented cost of title, lien, judgment and other record searches; reasonable and documented attorneys’ fees; any ongoing audits or due diligence costs in connection with valuation, entering into Transactions or determining whether a Margin Deficit may exist; and costs of preparing and recording any UCC financing statements or other filings necessary to perfect the security interest created hereby.

“FATCA” Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantially comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any U.S. or non-U.S. fiscal or regulatory legislation, guidance, notes, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code.

“Fidelity Insurance” means insurance coverage with respect to employee errors, omissions, dishonesty, forgery, theft, disappearance and destruction, robbery and safe burglary, property (other than money and securities) and computer fraud in an aggregate amount acceptable to Seller’s regulators.

“Financing Document” means any or all of the “Program Agreements” or “Facility Documents” as defined in any repurchase agreement or loan and security agreement between Seller and any Buyer.

“Fixed Installment Control” means the scheduled principal and interest due on a Mortgage Pool in a given month.

“Funding 2” means Atlas Securitized Products Funding 2, L.P.

“GAAP” means U.S. generally accepted accounting principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its successors, as in effect from time to time, and (ii) applied consistently with principles applied to past financial statements of Seller and its subsidiaries; provided, that a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) that such principles have been properly applied in preparing such financial statements.

“GLB Act” has the meaning set forth in Section 11.11(b).

“Governmental Actions” means any and all consents, approvals, permits, orders, authorizations, waivers, exceptions, variances, exemptions or licenses of, or registrations, declarations or filings with, any Governmental Authority required under any Governmental Rules.

“Governmental Authority” means any nation or government, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions over Administrative Agent, Seller or Buyers, as applicable.

“Governmental Rules” means any and all laws, statutes, codes, rules, regulations, ordinances, orders, writs, decrees and injunctions, of any Governmental Authority and any and all legally binding conditions, standards, prohibitions, requirements and judgments of any Governmental Authority.

“Guarantee” means, as to any Person, any obligation of such Person directly or indirectly guaranteeing any Indebtedness of any other Person or in any manner providing for the payment of any Indebtedness of any other Person or otherwise protecting the holder of such Indebtedness against loss (whether by virtue of partnership arrangements, by agreement to keep-well, to purchase assets, goods, securities or services, or to take-or-pay or otherwise); provided that the term “Guarantee” shall not include (i) endorsements for collection or deposit in the ordinary course of business, or (ii) obligations to make servicing advances for delinquent taxes and insurance or other obligations in respect of a mortgaged property.  The amount of any Guarantee of a Person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.  The terms “Guarantee” and “Guaranteed” used as verbs shall have correlative meanings.

“Indebtedness” means, for any Person:  (a) obligations created, issued or incurred by such Person for borrowed money (whether by loan, the issuance and sale of debt securities or the sale of Property to another Person subject to an understanding or agreement, contingent or otherwise, to repurchase such Property from such Person); (b) obligations of such Person to pay the deferred purchase or acquisition price of Property or services, other than trade accounts payable (other than for borrowed money) arising, and accrued expenses incurred, in the ordinary course of business, so long as such trade accounts payable are payable within ninety (90) days of the date the respective goods are delivered or the respective services are rendered; (c) Indebtedness of others secured by a Lien on the Property of such Person, whether or not the respective Indebtedness so secured has been assumed by such Person; (d) obligations (contingent or otherwise) of such Person in respect of letters of credit or similar instruments issued or accepted by banks and other financial institutions for the account of such Person; (e) Capital Lease Obligations of such Person; (f) obligations of such Person under repurchase agreements, sale/buy-back agreements or like arrangements, including, without limitation, any Indebtedness arising hereunder; (g) Indebtedness of others Guaranteed by such Person; (h) all obligations of such Person incurred in connection with the acquisition or carrying of fixed assets by such Person; (i) Indebtedness of general partnerships of which such Person is a general partner and (j) with respect to clauses (a)-(i) above both on and off balance sheet.

“Indenture” means the Base Indenture, together with the Series 2020-SPIADVF1 Indenture Supplement thereto.

“Indenture Trustee” means Citibank, N.A., its permitted successors and assigns.

“Issuer” has the meaning given to such term in the recitals to this Agreement.

“Laws” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.

“Lien” means, with respect to any property or asset of any Person (a) any mortgage, lien, pledge, charge or other security interest or encumbrance of any kind in respect of such property or asset or (b) the interest of a vendor or lessor arising out of the acquisition of or agreement to acquire such property or asset under any conditional sale agreement, lease purchase agreement or other title retention agreement.

“Margin” has the meaning assigned to the term in the Pricing Side Letter.

“Margin Call” has the meaning set forth in Section 2.05(a).

“Margin Deadlines” has the meaning set forth in Section 2.05(b).

“Margin Deficit” has the meaning set forth in Section 2.05(a).

“Market Value” means, with respect to the Note as of any date of determination, and without duplication, the fair market value of the Note on such date as determined by Administrative Agent in its sole discretion.

“Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of Seller or any Affiliate that is a party to any Program Agreement taken as a whole; (b) a material impairment of the ability of Seller or any Affiliate that is a party to any Program Agreement to perform under any Program Agreement and to avoid any Event of Default;  or (c) a material adverse effect upon the legality, validity, binding effect or enforceability of any Program Agreement against Seller or any Affiliate that is a party to any Program Agreement.

“Maximum Purchase Price” has the meaning assigned to the term in the Pricing Side Letter.

“Maximum Purchase Price Modification” shall have the meaning set forth in the definition of Maximum Purchase Price.

“Net Income” has the meaning assigned to the term in the Pricing Side Letter.

“Moody’s” means Moody’s Investors Service, Inc. or any successors thereto.

“Multiemployer Plan” means a multiemployer plan defined as such in Section 3(37) of ERISA to which contributions have been or are required to be made by Seller or any ERISA Affiliate and that is covered by Title IV of ERISA.

“Non-Excluded Taxes” has the meaning set forth in Section 2.11(a).

“Note” has the meaning given to such term in the recitals to this Agreement.

“Note Rating Agency” has the meaning assigned to such term in the Base Indenture.

“Notice” or “Notices” means all requests, demands and other communications, in writing (including facsimile transmissions and e-mails), sent by overnight delivery service, facsimile transmission, electronic transmission or hand-delivery to the intended recipient at the address specified in Section 11.05 or, as to any party, at such other address as shall be designated by such party in a written notice to the other party.

“Obligations” means (a) all of Seller’s indebtedness, obligations to pay the outstanding principal balance of the Purchase Price, together with interest thereon on the Termination Date, outstanding interest due on each Price Differential Payment Date, and other obligations and liabilities, to Administrative Agent, Buyers and each of their Affiliates arising under, or in connection with, the Program Agreements, whether now existing or hereafter arising; (b) any and all sums reasonably incurred and paid by Administrative Agent or Buyers or on behalf of Administrative Agent or Buyers in order to preserve any Repurchase Asset or its interest therein; (c) in the event of any proceeding for the collection or enforcement of any of Seller’s indebtedness, obligations or liabilities referred to in this definition, the reasonable expenses of retaking, holding, collecting, preparing for sale, selling or otherwise disposing of or realizing on any Repurchase Asset, or of any exercise by Administrative Agent and Buyers of their respective rights under the Program Agreements, including reasonable attorneys’ fees and disbursements and court costs; and (d) all of Seller’s indemnity obligations to Administrative Agent and Buyers pursuant to the Program Agreements.

“OFAC” has the meaning set forth in Section 3.25.

“Officer’s Compliance Certificate” has the meaning assigned to such term in the Pricing Side Letter.

“Original Agreement” has the meaning given to such term in the recitals to this Agreement.

“Original Note” has the meaning given to such term in the recitals to this Agreement.

“Original Series 2020-SPIADVF1 Indenture Supplement” means the Series 2020-SPIADVF1 Indenture Supplement, dated as of April 1, 2020, as amended by Amendment No. 1, dated as of August 25, 2020, and Amendment No. 2, dated as of April 1, 2021, by and among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as administrator and as servicer, and Administrative Agent.

“Other Taxes” has the meaning set forth in Section 2.11(b).

“Participant” has the meaning set forth in Section 9.02(a).

“Payment Recipient” has the meaning set forth in Section 10.10(a).

“PBGC” means the Pension Benefit Guaranty Corporation or any entity succeeding to any or all of its functions under ERISA.

“Pension Protection Act” means the Pension Protection Act of 2006, as amended from time to time.

“Person” means an individual, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

“PFSI” means PennyMac Financial Services Inc.

“Plan” means an employee benefit or other plan established or maintained by any Seller or any ERISA Affiliate and covered by Title IV of ERISA, other than a Multiemployer Plan.

“PLS” has the meaning given to such term in the preamble to this Agreement.

“PNMAC” means Private National Mortgage Acceptance Company, LLC, its permitted successors and assigns.

“Price Differential” means with respect to any Transaction as of any date of determination, an amount equal to the product of (A) the Pricing Rate for such Transaction and (B) the Purchase Price for such Transaction, calculated daily on the basis of a 360 day year for the actual number of days during the Price Differential Period.

“Price Differential Payment Date” means, for as long as any Obligations shall remain owing by Seller to Administrative Agent and Buyers, each Payment Date (as defined in the Indenture).

“Price Differential Period” means, the period from and including a Price Differential Payment Date, up to but excluding the next Price Differential Payment Date.

“Price Differential Statement Date” has the meaning set forth in Section 2.04.

“Pricing Rate” means Base Rate plus the applicable Margin.

“Pricing Side Letter” means the amended and restated pricing side letter, dated as of the Closing Date, by and among Administrative Agent, Buyers, Seller and the VFN Guarantor, as amended, restated, supplemented or otherwise modified from time to time.

“Primary Repurchase Assets” has the meaning set forth in Section 4.02(a).

“Program Agreements” means this Agreement, the Pricing Side Letter, each Side Letter Agreement, the VFN Repo Guaranty, the PC Repurchase Agreement, the PC Guaranty, the Purchased MSR Excess Spread Participation Agreement, the Originated MSR Excess and Retained Spread Participation Agreement, the Base Indenture, the Series 2020-SPIADVF1 Indenture Supplement, as each of the same may hereafter be amended, restated, supplemented or otherwise modified from time to time; provided, however, that the Program Agreements shall not include any rights created pursuant to an indenture supplement other than the Series 2020-SPIADVF1 Indenture Supplement, or any rights under the Base Indenture or any other Program Agreements relating to such other indenture supplements.

“Prohibited Person” has the meaning set forth in Section 3.25.

“Pro Rata Share” means, with respect to each Buyer, the percentage obtained from the fraction: (i) the numerator of which is the outstanding Purchase Price attributable to such Buyer and (ii) the denominator of which is the aggregate outstanding Purchase Price.

“Property” means any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

“Purchase Date” means, subject to the satisfaction of the conditions precedent set forth in Article V hereof, each Funding Date (as defined in the Indenture) on which a Transaction is entered into by Administrative Agent (as agent for Buyers) pursuant to Section 2.02 or such other mutually agreed upon date as more particularly set forth on Exhibit A hereto.

“Purchase Price” means on any date of determination:
(i)the price at which each Purchased Asset (or portion thereof) is transferred by Seller to Buyers (or Administrative Agent, as agent and bailee for Buyers), which shall equal the Asset Value of such Purchased Asset on the related Purchase Date, minus
(ii)the sum of (a) any Repurchase Price paid with respect to such Purchased Asset pursuant to Section 2.03, plus (b) any Additional Note Payment made with respect to such Purchased Asset pursuant to Section 4.4(b) or Section 4.5(e) of the Indenture, plus (c) any Redemption Amount paid pursuant to Section 13.1 of the Indenture, plus (d) any funds paid or applied by Administrative Agent against the Purchase Price pursuant to Section 2.05.

“Purchase Price Percentage” has the meaning assigned to the term in the Pricing Side Letter.

“Purchased Assets” means, collectively, the Note (including all outstanding Additional Balances thereunder) together with the Repurchase Assets related to the Note until it has been repurchased by Seller in accordance with the terms of this Agreement.

“Records” means all instruments, agreements and other books, records, and reports and data generated by other media for the storage of information maintained by Seller, or any other person or entity with respect to the Purchased Assets.

“Register” has the meaning set forth in Section 9.02(b).

“Repurchase Assets” has the meaning set forth in Section 4.02(c).

“Repurchase Date” means the earlier of (i) the Termination Date or (ii) the date requested by Seller on which the Repurchase Price is paid pursuant to Section 2.03.

“Repurchase Price” means the price at which Purchased Assets are to be transferred by or on behalf of Buyers to Seller upon termination of a Transaction, which will be determined in each case (including Transactions terminable upon demand) as the sum of the Purchase Price and the accrued but unpaid Price Differential as of the date of such determination.

“Repurchase Rights” has the meaning set forth in Section 4.02(c).

“Required Buyers” means, (a) at any time any Obligations are outstanding, Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of the Obligations outstanding at such time (excluding the portion of the Obligations owed to a Defaulting Buyer), or (b) at any time there are no Obligations outstanding, “Required Buyers” shall mean the Buyers (other than Defaulting Buyers) holding sixty-six and two-thirds percent (66 2/3%) of Committed Amounts (excluding the Committed Amounts of any Defaulting Buyers).

“Requirement of Law” means, with respect to any Person, any law, treaty, rule or regulation or determination of an arbitrator, a court or other Governmental Authority, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer” means as to any Person, the chief executive officer or, with respect to financial matters, the chief financial officer or treasurer of such Person.  The Responsible Officers of Seller as of the Closing Date are listed on Schedule 1 hereto.

“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, or any successor thereto.

“SEC” means the Securities and Exchange Commission, or any successor thereto.

“Seller” has the meaning assigned to such term in the preamble to this Agreement and includes PLS’ permitted successors and assigns.

“Seller Termination Option” means (a) (i) a Buyer has or shall incur costs in connection with those matters provided for in Section 2.10 or 2.11 and (ii) Administrative Agent, on behalf of Buyer, requests that Seller pay to such Buyer those costs in connection therewith, or (b) Administrative Agent has declared in writing that an event described in Section 5.02(h)(A) has occurred.

“Series 2020-SPIADVF1 Indenture Supplement” means the Original Series 2020-SPIADVF1 Indenture Supplement, as amended by Amendment No. 3, dated as of July 30, 2021, by and among the Issuer, Citibank, N.A., as indenture trustee, as calculation agent, as paying agent and as securities intermediary, PLS, as administrator and as servicer, and Administrative Agent.

“Side Letter Agreement” has the meaning assigned to such term in the Pricing Side Letter.

“SPIA Deposit Reinstatement Note” has the meaning assigned to such term in the PC Repurchase Agreement.

“SPIA Deposit Suspension Note” has the meaning assigned to such term in the PC Repurchase Agreement.

“SPIADVF1 Funding Conditions” with respect to the Series 2020-SPIADVF1 Notes and any Funding Date, the following conditions:
(i)the Advance Verification Agent Report immediately preceding such Funding Date has been delivered in accordance with Section 3.3(g)(2) of the Base Indenture; and
(ii)to the extent the Advance Verification Agent Report delivered immediately preceding such Funding Date contains any exceptions noted therein, such exceptions have been waived by the Administrative Agent in its sole discretion.
(iii)solely with respect to funding of MBS Advances, Seller shall not have submitted an Appendix XI-01A Request for Pass-Through Assistance Related to COVID-19 and Repayment Agreement.
(iv)to the extent Seller has previously submitted a SPIA Deposit Suspension Notice, Seller has subsequently submitted a SPIA Deposit Reinstatement Notice and such notice has been consented to by the Administrative Agent.

“Subsidiary” means, with respect to any Person, any corporation, partnership or other entity of which at least a majority of the securities or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors or other persons performing similar functions of such corporation, partnership or other entity (irrespective of whether or not at the time securities or other ownership interests of any other class or classes of such corporation, partnership or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person.

“Taxes” has the meaning assigned to such term in Section 2.11(a).

“Termination Date” has the meaning assigned to such term in the Pricing Side Letter.

“Test Period” has the meaning assigned to such term in the Pricing Side Letter.

“Threshold Event” shall mean with respect to a Buyer, a Transaction Notice submitted by Seller which, if satisfied as to such Buyer’s Pro Rata Share, would exceed the Maximum Purchase Price for such Buyer.

“Transaction” means a transaction pursuant to which Seller transfers the Note or Additional Balances, as applicable, to Buyers (or to Administrative Agent, as agent and bailee for Buyers) against the transfer of funds by Buyers, with a simultaneous agreement by Buyers (or by Administrative Agent, as agent and bailee for Buyers) to transfer such Note or Additional

Balances, as applicable, back to Seller at a date certain or on demand, against the transfer of funds by Seller.

“Transaction Document” has the meaning assigned to such term in Appendix A to the Indenture.

“Transaction Notice” has the meaning assigned to such term in Section 2.02(a).

“Transaction Register” has the meaning assigned to such term in Section 9.03(b).

“Transferee” has the meaning set forth in Section 9.02(b).

“Uniform Commercial Code” or “UCC” means the Uniform Commercial Code as in effect on the Closing Date in the State of New York or the Uniform Commercial Code as in effect in the applicable jurisdiction.

“VFN Guarantor” means Private National Mortgage Acceptance Company, LLC, in its capacity as guarantor under the VFN Repo Guaranty.

“VFN Repo Guaranty” means the Second Amended and Restated Guaranty, dated as of July 30, 2021, pursuant to which VFN Guarantor fully and unconditionally guarantees the obligations of Seller hereunder.

“Weekly Report Date” has the meaning set forth in Section 6.03.

14.2Other Defined Terms.
(a)Any capitalized terms used and not defined herein shall have the meaning set forth in the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement, as applicable.
(b)The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  Unless otherwise specified herein, the term “or” has the inclusive meaning represented by the term “and/or” and the term “including” is not limiting.  All references to Sections, subsections, Articles and Exhibits shall be to Sections, subsections, and Articles of, and Exhibits to, this Agreement unless otherwise specifically provided.
(c)Reference to and the definition of any document (including this Agreement) shall be deemed a reference to such document as it may be amended, restated, supplemented or otherwise modified from time to time.
(d)In the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the words “commencing on” mean “commencing on and including,” the word “from” means “from and including” and the words “to” and “until” each means “to but excluding.”

SECTION 15.

GENERAL TERMS
15.1Transactions.  Subject to the terms and conditions hereof, Buyers severally, not jointly, agree to enter into Transactions with Seller for a Purchase Price outstanding at any one time not to exceed the Aggregate Committed Amount; however, the Buyers may agree from time to time to enter into Transactions with Seller for a Purchase Price outstanding in excess of the Aggregate Committed Amount but not to exceed the Maximum Purchase Price.  No Buyer shall have any commitment or obligation to enter into a Transaction in connection with the Note to the extent the outstanding Purchase Price related to such Buyer after giving effect to such Transaction exceeds the related Committed Amount for such Buyer.  During the term of this Agreement, Seller may pay the Repurchase Price in whole or in part at any time during such period without penalty, and additional Transactions may be entered into in accordance with the terms and conditions hereof. Each Buyer’s obligation to enter into Transactions pursuant to the terms of this Agreement shall terminate on the Termination Date.  All Transactions, up to the Maximum Purchase Price, shall be effected by Buyers simultaneously and proportionately to their respective Commitment Share, it being understood that no Buyer shall be responsible for any default by any other Buyer in such other Buyer’s obligation to enter into a Transaction nor shall any Commitment Share of any Buyer be increased or decreased as a result of a default by any other Buyer in such other Buyer’s obligation to enter into a Transaction hereunder, except to the extent agreed to by the non-Defaulting Buyer pursuant to Section 2.02(b).
15.2Procedure for Entering into Transactions.
(a)Seller may enter into Transactions with Buyers under this Agreement on any Purchase Date; provided, that Seller shall have given Administrative Agent and Buyers irrevocable notice (each, a “Transaction Notice”), which notice (i) shall be substantially in the form of Exhibit A, (ii) shall be signed by a Responsible Officer of Seller and be received by Administrative Agent and Buyers prior to 1:00 p.m. (New York time) (a) twenty (20) calendar days with respect to any Committed Amount or (b) two (2) Business Days with respect to any amounts other than a Committed Amount, in each case, prior to the related Purchase Date, and (iii) shall specify: (A) (i) the Maximum VFN Principal Balance of the Note; (ii) with respect to the first Purchase Date, the Initial Note Balance of the Note, and, with respect to any other Purchase Date, the Additional Balance and (iii) after taking into account the Additional Balance being requested on such Purchase Date, the outstanding VFN Principal Balance of the Note; (B) the Dollar amount of the requested Purchase Price; (C) the requested Purchase Date; and (D) any additional terms or conditions of the Transaction not inconsistent with this Agreement.  Each Transaction Notice on any Purchase Date shall be in an amount equal to at least $500,000.
(b)If Seller delivers a Transaction Notice that satisfies the requirements of Section 2.02(a) and all applicable conditions precedent set forth in Article V have been satisfied or waived on or prior to the Purchase Date, then subject to the foregoing, on the Purchase Date, each Buyer shall remit its Commitment Share of the requested Purchase Price in U.S. Dollars and in immediately available funds to Administrative Agent at the account specified in Schedule 3 (or such other account designated in writing by the Administrative Agent) no later than 11:00 a.m. (New York time) on the date specified in the Transaction Notice as the Purchase Date, and upon satisfaction or waiver of all applicable conditions set forth herein, the Administrative Agent shall deposit such proceeds into the account of Seller specified in Schedule 5 to the Base Indenture not later than 3:00 p.m. (New York time) on the Purchase Date (or such other account designated by Seller in the Transaction Notice).

The failure of either Buyer to advance the proceeds of its Commitment Share of any Transaction required to be advanced hereunder shall not relieve the other Buyer of its obligation to advance the proceeds of its Commitment Share of any such Transaction required to be advanced hereunder.

If a Buyer does not intend to fund its Commitment Share of the requested Purchase Price, such Buyer shall, within one (1) Business Day of the related Purchase Date, notify the Administrative Agent, the other Buyers and the Seller of its intent not to fund together with a description of the reason for not remitting its Commitment Share of the requested Purchase Price.

The liabilities and obligations of each Buyer hereunder shall be several and not joint, and neither the Administrative Agent nor the other Buyer shall be responsible for the performance by a Buyer of its obligations hereunder.  Each Buyer shall be liable to Seller only for the amount of its respective Committed Amount.  If a Buyer does not perform its obligations hereunder with respect to its Committed Amount (such Buyer a “Defaulting Buyer”), all or any part of such Defaulting Buyer’s participation in any Transaction shall be reallocated to the other, non-Defaulting Buyer, but only if (x) such non-Defaulting Buyer has consented to such reallocation in its sole and absolute discretion and (y) the Seller has confirmed that the conditions set forth in Section 2.02(a) are satisfied at the time of such reallocation.

Any Buyer previously designated as a Defaulting Buyer shall no longer be deemed a Defaulting Buyer once each Buyer’s proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to its respective Commitment Share.

(c)Upon entering into each Transaction hereunder, the Asset Schedule shall be automatically updated and replaced with the Asset Schedule attached to the related Transaction Notice.
15.3Repurchase; Payment of Repurchase Price.
(a)Seller hereby promises to repurchase the Purchased Assets and pay all outstanding Obligations on the Termination Date.
(b)By notifying Administrative Agent and each Buyer in writing at least one (1) Business Day in advance, Seller shall be permitted, at its option, to prepay, subject to Section 2.12, the Purchase Price in whole or in part at any time, together with accrued and unpaid interest on the amount so prepaid; provided, that any partial prepayment of the Purchase Price shall be paid to each Buyer on a pro rata basis, based on each Buyer’s Pro Rata Share; provided, further, that in connection with any partial prepayment of the purchase price under any other repurchase transaction relating to SPIA VFNs (as defined in the Base Indenture), Seller shall ensure that the outstanding Purchase Price hereunder is reduced concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.

15.4Price Differential.  On each Price Differential Payment Date, Seller hereby promises to pay to Administrative Agent (on behalf of Buyers) all accrued and unpaid Price Differential on the Transactions, as invoiced by Administrative Agent to Seller three (3) Business Days prior to the related Price Differential Payment Date (the “Price Differential Statement Date”); provided, that on each Price Differential Payment Date prior to the occurrence and continuation of an Event of Default, the estimated Price Differential owed hereunder shall be subject to a true-up of the amount determined by Administrative Agent and agreed by Seller one (1) Business Day prior to the related Price Differential Payment Date. If Administrative Agent fails to deliver such statement on the Price Differential Statement Date, on such Price Differential Payment Date Seller shall pay the amount which Seller calculates as the Price Differential due and upon delivery of the statement, Seller shall remit to Administrative Agent any shortfall, or Administrative Agent shall refund to Seller any excess, in the Price Differential paid.  Price Differential shall accrue each day on the Purchase Price at a rate per annum equal to the Pricing Rate.  The Price Differential shall be computed on the basis of the actual number of days in each Price Differential Period and a 360-day year.
15.5Margin Maintenance.
(a)If at any time the aggregate outstanding amount of the Purchase Price of the Note is greater than the related Asset Value or the Maximum Purchase Price (any such excess, a “Margin Deficit”), then Administrative Agent may, and, at the direction of all Buyers, shall by notice to Seller require Seller to transfer to Administrative Agent cash in an amount at least equal to the Margin Deficit (such requirement, a “Margin Call”).
(b)Notice delivered pursuant to Section 2.05(a) may be given by any written or electronic means.  With respect to a Margin Call, any notice given before 5:00 p.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the following Business Day.  With respect to a Margin Call, any notice given after 5:00 p.m. (New York City time) on a Business Day shall be met, and the related Margin Call satisfied, no later than 5:00 p.m. (New York City time) on the second (2nd) Business Day following the date of such notice.  The foregoing time requirements for satisfaction of a Margin Call are referred to as the “Margin Deadlines”.  The failure of Administrative Agent, on any one or more occasions, to exercise the rights of Buyers hereunder, shall not change or alter the terms and conditions to which this Agreement is subject or limit the right of Administrative Agent to do so at a later date.  Seller, Buyers and Administrative Agent each agree that a failure or delay by Administrative Agent to exercise the rights of Buyers hereunder shall not limit or waive Administrative Agent’s rights under this Agreement or otherwise existing by law or in any way create additional rights for Seller.
15.6Payment Procedure.  Seller absolutely, unconditionally, and irrevocably, shall make, or cause to be made, all payments required to be made by Seller hereunder.  Seller shall deposit or cause to be deposited all amounts constituting collection, payments and proceeds of the Note (including all fees and proceeds of sale to a third party) to the Administrative Agent Account.

15.7Application of Payments.
(a)On each Price Differential Payment Date prior to the occurrence of an Event of Default, all amounts deposited into the Administrative Agent Account from and after the immediately preceding Price Differential Payment Date (or the Closing Date in connection with the initial Price Differential Payment Date), or received by Administrative Agent from the Issuer in Administrative Agent’s capacity as VFN Noteholder on behalf of Buyers, shall be applied by the Administrative Agent as follows:
(i)first, to each Buyer (other than a Defaulting Buyer), any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;
(ii)second, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;
(iii)third, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;
(iv)fourth, to each Buyer to the extent not otherwise paid pursuant to clause first, any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;
(v)fifth, to each Buyer to the extent not otherwise paid pursuant to clause second, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed to such Buyer;
(vi)sixth, to each Buyer, its Pro Rata Share of the payment of Purchase Price outstanding to satisfy any Margin Deficit owed;
(vii)seventh, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer; and
(viii)eighth, any remainder to Seller.
(b)Notwithstanding the preceding provisions, if an Event of Default shall have occurred hereunder, all funds related to the Note shall be applied by the Administrative Agent as follows:
(i)first, to each Buyer (other than a Defaulting Buyer), any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;

(ii)second, to each Buyer (other than a Defaulting Buyer), any accrued and unpaid Price Differential owing with respect to the amount of the Purchase Price attributable to such Buyer in excess of the Purchase Price attributable to the Defaulting Buyer, such amounts distributed pro rata among each non-Defaulting Buyer;
(iii)third, to each Buyer (other than a Defaulting Buyer) such that its proportionate share of the outstanding Purchase Price constituting Committed Amounts with respect to the aggregate outstanding Purchase Price constituting Committed Amounts is equal to the Commitment Share;
(iv)fourth, to each Buyer to the extent not otherwise paid pursuant to clause first, any Administrative Fee to which it is entitled in its capacity as a funding ADV1 Noteholder pursuant to Section 20 of the Series 2020-SPIADVF1 Indenture Supplement;
(v)fifth, to each Buyer to the extent not otherwise paid pursuant to clause first, its Pro Rata Share of the payment of any accrued and unpaid Price Differential owed to such Buyer;
(vi)sixth, to each Buyer, its Pro Rata Share of the payment of Purchase Price until reduced to zero;
(vii)seventh, to payment of all other costs and fees payable pursuant to this Agreement, first to Administrative Agent and then to each Buyer, on a pro rata basis, based on the proportion of such other costs and fees payable to such Buyer;
(viii)eighth, to the payment of any other Obligations; and
(ix)ninth, any remainder to Seller.
(c)To the extent any Collections (as defined in the Base Indenture) are paid to reduce the outstanding purchase price under any other repurchase transaction relating to SPIA VFNs (as defined in the Base Indenture), the Seller shall ensure that the outstanding Purchase Price hereunder is reduced concurrently on a pro rata basis with such outstanding purchase price under such other repurchase transaction.
15.8Use of Purchase Price and Transaction Requests.  The Purchase Price shall be used by Seller to satisfy its obligations under the Indenture and for general corporate purposes.
15.9Recourse.  Notwithstanding anything else to the contrary contained or implied herein or in any other Program Agreement, Administrative Agent and Buyers shall have full, unlimited recourse against Seller and its assets in order to satisfy the Obligations.
15.10Requirements of Law.
(a)If any Requirement of Law (other than with respect to any amendment made to a Buyer’s certificate of trust and trust agreement or other organizational or governing documents) or any change in the interpretation or application thereof or compliance by such Buyer with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the Closing Date:
(i)shall subject such Buyer to any tax of any kind whatsoever with respect to this Agreement or the Transactions (excluding income taxes, branch profits taxes, franchise taxes or similar taxes imposed on a Buyer as a result of any present or former connection between such Buyer and the United States, other than any such connection arising solely from such Buyer having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement) or change the basis of taxation of payments to such Buyer in respect thereof;
(ii)shall impose, modify or hold any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, or other extensions of credit by, or any other acquisition of funds by, any office of such Buyer which is not otherwise included in the determination of the Price Differential hereunder; or
(iii)shall impose on such Buyer any other condition;

and the result of any of the foregoing is to increase the cost to such Buyer, by an amount which such Buyer deems to be material, of entering, continuing or maintaining this Agreement or any other Program Agreement, the Transactions or to reduce any amount due or owing hereunder in respect thereof, then, in any such case, Seller shall promptly pay such Buyer such additional amount or amounts as calculated by such Buyer in good faith as will compensate such Buyer for such increased cost or reduced amount receivable.

(b)If a Buyer shall have determined that the adoption of or any change in any Requirement of Law (other than with respect to any amendment made to such Buyer’s certificate of incorporation and by-laws or other organizational or governing documents) regarding capital adequacy or in the interpretation or application thereof or compliance by such Buyer or any corporation Controlling such Buyer with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the Closing Date shall have the effect of reducing the rate of return on such Buyer’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Buyer or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Buyer’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Buyer to be material, then from time to time, Seller shall promptly pay to such Buyer such additional amount or amounts as will compensate such Buyer for such reduction.
(c)If a Buyer becomes entitled to claim any additional amounts pursuant to this Section 2.10, it shall promptly notify Seller of the event by reason of which it has become so entitled.  A certificate as to any additional amounts payable pursuant to this Section 2.10 submitted by such Buyer to Seller shall be conclusive in the absence of manifest error.

15.11Taxes.
(a)Any and all payments by or on behalf of Seller under or in respect of this Agreement or any other Program Agreements to which Seller is a party shall be made free and clear of, and without deduction or withholding for or on account of, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities (including penalties, interest and additions to tax) with respect thereto, whether now or hereafter imposed, levied, collected, withheld or assessed by any taxation authority or other Governmental Authority (collectively, “Taxes”), unless required by law.  If Seller shall be required under any applicable Requirement of Law to deduct or withhold any Taxes from or in respect of any sum payable under or in respect of this Agreement or any of the other Program Agreements to Administrative Agent and Buyers (including for purposes of Section 2.10 and this Section 2.11, any assignee, successor or participant), (i) Seller shall make all such deductions and withholdings in respect of Taxes, (ii) Seller shall pay the full amount deducted or withheld in respect of Taxes to the relevant taxation authority or other Governmental Authority in accordance with any applicable Requirement of Law, and (iii) the sum payable by Seller shall be increased as may be necessary so that after Seller has made all required deductions and withholdings (including deductions and withholdings applicable to additional amounts payable under this Section 2.11) Administrative Agent and Buyers receive an amount equal to the sum they would have received had no such deductions or withholdings been made in respect of Non-Excluded Taxes.  For purposes of this Agreement the term “Non-Excluded Taxes” are Taxes other than, in the case of Administrative Agent and Buyers, Taxes that are (i) imposed on its overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which Administrative Agent or Buyers are organized or of their Applicable Lending Office, or any political subdivision thereof, unless such Taxes are imposed as a result of Administrative Agent or Buyers having executed, delivered or performed its obligations or received payments under, or enforced, this Agreement or any of the other Program Agreements (in which case such Taxes will be treated as Non-Excluded Taxes) and (ii) imposed pursuant to FATCA.
(b)In addition, Seller hereby agrees to pay any present or future stamp, recording, documentary, excise, property or value-added taxes, or similar taxes, charges or levies that arise from any payment made under or in respect of this Agreement or any other Program Agreement or from the execution, delivery or registration of, any performance under, or otherwise with respect to, this Agreement or any other Program Agreement (collectively, “Other Taxes”).
(c)Seller hereby agrees to indemnify Administrative Agent and Buyers for, and to hold each of them harmless against, the full amount of Non-Excluded Taxes and Other Taxes, and the full amount of Taxes of any kind imposed by any jurisdiction on amounts payable by Seller under this Section 2.11 imposed on or paid by Administrative Agent or Buyers and any liability (including penalties, additions to tax, interest and expenses) arising therefrom or with respect thereto.  The indemnity by Seller provided for in this Section 2.11 shall apply and be made whether or not the Non-Excluded Taxes or Other Taxes for which indemnification hereunder is sought have been correctly or legally asserted.  Amounts payable by Seller under the indemnity set forth in this Section 2.11(c) shall be paid within ten (10) days from the date on which Administrative Agent makes written demand therefor.

(d)Without prejudice to the survival of any other agreement of Seller hereunder, the agreements and obligations of Seller contained in this Section 2.11 shall survive the termination of this Agreement and the other Program Agreements.  Nothing contained in Section 2.10 or this Section 2.11 shall require Administrative Agent or any Buyer to make available any of their tax returns or any other information that they deem to be confidential or proprietary.
(e)Administrative Agent and Buyers will timely furnish Seller, or any agent of Seller, any tax forms or certifications (such as an applicable IRS Form W-8, IRS Form W-9 or any successors to such IRS forms) that it is legally entitled to provide and that Seller or its agents may reasonably request (A) to permit Seller or its agents to make payments to it without, or at a reduced rate of, deduction or withholding, (B) to enable Seller or its agents to qualify for a reduced rate of withholding or deduction in any jurisdiction from or through which Seller or its agents receive payments and (C) to enable Seller or its agents to satisfy reporting and other obligations under the Code and Treasury Regulations and under any other applicable laws, and shall update or replace such tax forms or certifications as appropriate or in accordance with their terms or subsequent amendments, and acknowledges that the failure to provide, update or replace any such tax forms or certifications may result in the imposition of withholding or back-up withholding upon payments to Administrative Agent and Buyers.
15.12Indemnity.  Without limiting, and in addition to, the provisions of Section 11.02, Seller agrees to indemnify the Administrative Agent and each Buyer and to hold each of them harmless from any loss or expense that Administrative Agent or Buyers may sustain or incur as a consequence of (i) a default by Seller in payment when due of the Repurchase Price or Price Differential or (ii) a default by Seller in making any prepayment of Repurchase Price after Seller has given a notice thereof in accordance with Section 2.03.
15.13Additional Balance and Additional Funding.  In the event that Seller wishes an increase in the VFN Principal Balance, Seller shall deliver to Administrative Agent and Buyers a copy of the VFN Note Balance Adjustment Request that is delivered under the Indenture.  If all the Funding Conditions required pursuant to Sections 2.02(b) and 5.02 hereof and the Indenture have been satisfied, the VFN Principal Balance shall be increased by the amount so reflected (such increase, an “Additional Balance”), and (i) the outstanding VFN Principal Balance set forth in the Asset Schedule hereof shall be automatically updated and (ii) if requested by Seller pursuant to Section 2.02, the Buyers shall thereupon deliver their respective portion of the Purchase Price (as calculated pursuant to Section 2.01), which collective Purchase Price shall represent the pro rata portion (based on the collective Buyers’ Borrowing Capacity (as defined in the Indenture)) of the related aggregate purchase price of all Series 2020-SPIADVF1 Notes under all SPIADVF1 Repurchase Agreements.
15.14Commitment Fee and Other Fees.  Seller shall pay the Commitment Fee and any other fees, if any, as specified in the Pricing Side Letter.  Such payment shall be made in U.S. Dollars in immediately available funds, without deduction, set off or counterclaim, to Administrative Agent at such account designated in writing by Administrative Agent.

15.15Termination.
(a)Notwithstanding anything to the contrary set forth herein, if a Seller Termination Option occurs, Seller may, upon five (5) Business Days’ prior written notice to Administrative Agent and each Buyer of such event, upon payment of the applicable Repurchase Price and satisfaction of the other termination conditions set forth in the Indenture, terminate this Agreement and the Termination Date shall be deemed to have occurred (upon the expiration of such five (5) Business Day period).
(b)In the event that a Seller Termination Option as described in clause (a) of the definition thereof has occurred and Seller has notified Administrative Agent and each Buyer in writing of its option to terminate this Agreement, each affected Buyer shall have the right to withdraw its request for payment within three (3) Business Days of Seller’s notice of its exercise of the Seller Termination Option and Seller shall no longer have the right to terminate this Agreement.
(c)For the avoidance of doubt, Seller shall remain responsible for all costs actually incurred by Administrative Agent or Buyers pursuant to Sections 2.10 and 2.11.
SECTION 16.

REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Administrative Agent and Buyers as of the Closing Date and as of each Purchase Date for any Transaction that:

16.1Seller Existence.  Seller has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.
16.2Licenses.  Seller is duly licensed or is otherwise qualified in each jurisdiction in which it transacts business for the business which it conducts and is not in default of any applicable federal, state or local laws, rules and regulations unless, in either instance, the failure to take such action is not reasonably likely (either individually or in the aggregate) to cause a Material Adverse Effect and is not in default of such state’s applicable laws, rules and regulations.  Seller has the requisite power and authority and legal right to own, sell and grant a lien on all of its right, title and interest in and to the Note.  Seller has the requisite power and authority and legal right to execute and deliver, engage in the transactions contemplated by, and perform and observe the terms and conditions of, this Agreement, each other Program Agreement and any Transaction Notice.
16.3Power.  Seller has all requisite corporate or other power, and has all governmental licenses, authorizations, consents and approvals necessary to own its assets and carry on its business as now being or as proposed to be conducted, except where the lack of such licenses, authorizations, consents and approvals would not be reasonably likely to have a Material Adverse Effect.

16.4Due Authorization.  Seller has all necessary corporate or other power, authority and legal right to execute, deliver and perform its obligations under each of the Program Agreements, as applicable.  This Agreement, any Transaction Notice and the Program Agreements have been (or, in the case of Program Agreements and any Transaction Notice not yet executed, will be) duly authorized, executed and delivered by Seller, all requisite or other corporate action having been taken, and each is valid, binding and enforceable against Seller in accordance with its terms except as such enforcement may be affected by bankruptcy, by other insolvency laws, or by general principles of equity.
16.5Financial Statements.  (A) Seller has heretofore furnished to Administrative Agent and each Buyer a copy of (a) its balance sheet for the fiscal year of Seller ended December 31, 2020 and the related statements of income for Seller for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its balance sheet for the quarterly fiscal period of Seller ended March 31, 2021 and the related statements of income for Seller for such quarterly fiscal period.  All such financial statements are accurate, complete and correct and fairly present, in all material respects, the financial condition of Seller (subject to normal year-end adjustments) and the results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis, and to the best of Seller’s knowledge, do not omit any material fact as of the date(s) thereof.  Since March 31, 2021, there has been no material adverse change in the consolidated business, operations or financial condition of Seller from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  Seller has no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of Seller except as heretofore disclosed to Administrative Agent and each Buyer in writing.
(B)Seller has heretofore caused PFSI to furnish to Administrative Agent and each Buyer a copy of (a) its balance sheet for the fiscal year of PFSI ended December 31, 2020 and the related statements of income for PFSI for such fiscal year, with the opinion thereon of Deloitte & Touche LLP and (b) its balance sheet for the quarterly fiscal period of the PFSI ended March 31, 2021 and the related statements of income for PFSI for such quarterly fiscal period.  All such financial statements are accurate, complete and correct and fairly present, in all material respects, the financial condition of PFSI (subject to normal year-end adjustments) and the results of its operations as at such dates and for such fiscal periods, all in accordance with GAAP applied on a consistent basis, and to the best of Seller’s knowledge, do not omit any material fact as of the date(s) thereof.  Since March 31, 2021, there has been no material adverse change in the consolidated business, operations or financial condition of PFSI from that set forth in said financial statements nor is Seller aware of any state of facts which (with notice or the lapse of time) would or could result in any such material adverse change.  PFSI has no liabilities, direct or indirect, fixed or contingent, matured or unmatured, known or unknown, or liabilities for taxes, long-term leases or unusual forward or long-term commitments not disclosed by, or reserved against in, said balance sheet and related statements, and at the present time there are no material unrealized or anticipated losses from any loans, advances or other commitments of PFSI except as heretofore disclosed to Administrative Agent and each Buyer in writing.
16.6No Event of Default.  There exists no Event of Default under Section 7.01 hereof, which default gives rise to a right to accelerate indebtedness as referenced in Section 7.03 hereof, under any mortgage, borrowing agreement or other instrument or agreement pertaining to indebtedness for borrowed money or to the repurchase of mortgage loans or securities.
16.7Solvency.  Seller is solvent and will not be rendered insolvent by any Transaction and, after giving effect to such Transaction, will not be left with an unreasonably small amount of capital with which to engage in its business.  Seller does not intend to incur, nor believes that it has incurred, debts beyond its ability to pay such debts as they mature and is not contemplating the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of such entity or any of its assets.  Seller is not selling and/or pledging any Repurchase Assets with any intent to hinder, delay or defraud any of its creditors.
16.8No Conflicts.  The execution, delivery and performance by of Seller of this Agreement, any Transaction Notice hereunder and the Program Agreements do not conflict with any term or provision of the organizational documents of Seller or any law, rule, regulation, order, judgment, writ, injunction or decree applicable to Seller of any court, regulatory body, administrative agency or governmental body having jurisdiction over Seller, which conflict would have a Material Adverse Effect and will not result in any violation of any such mortgage, instrument, agreement or obligation to which Seller is a party.
16.9True and Complete Disclosure.  All information, reports, exhibits, schedules, financial statements or certificates of Seller or any Affiliate thereof or any of their officers furnished or to be furnished to Administrative Agent and Buyers in connection with the initial or any ongoing due diligence of Seller or any Affiliate or officer thereof, negotiation, preparation, or delivery of the Program Agreements, taken as a whole, are true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.  All financial statements have been prepared in accordance with GAAP.
16.10Approvals.  No consent, approval, authorization or order of, registration or filing with, or notice to any governmental authority or court is required under applicable law in connection with the execution, delivery and performance by Seller of this Agreement, any Transaction Notice and the Program Agreements.
16.11Litigation.  There is no action, proceeding or investigation pending with respect to which Seller has received service of process or, to the best of Seller’s knowledge threatened against it before any court, administrative agency or other tribunal (A) asserting the invalidity of this Agreement, any Transaction, Transaction Notice or any Program Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, any Transaction Notice or any Program Agreement, (C) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth, (D) which requires filing with the SEC in accordance with the 1934 Act or any rules thereunder, (E) which has resulted in the voluntary or involuntary suspension of a license, a cease and desist order, or such other action as could adversely impact Seller’s business, or (F) which might materially and adversely affect the validity of the Purchased Assets or the performance by it of its obligations under, or the validity or enforceability of, this Agreement, any Transaction Notice or any Program Agreement.
16.12Material Adverse Change.  There has been no material adverse change in the business, operations, financial condition, properties or prospects of Seller or its Affiliates since the date set forth in the most recent financial statements supplied to Administrative Agent and Buyers that is reasonably likely to have a Material Adverse Effect on Seller.
16.13Ownership.
(a)Seller has good title to all of the Repurchase Assets, free and clear of all mortgages, security interests, restrictions, Liens and encumbrances of any kind other than the Liens created hereby or contemplated herein.
(b)Each item of the Repurchase Assets was acquired by Seller in the ordinary course of its business, in good faith, for value and without notice of any defense against or claim to it on the part of any Person.
(c)There are no agreements or understandings between Seller and any other party which would modify, release, terminate or delay the attachment of the security interests granted to Administrative Agent under this Agreement.
(d)The provisions of this Agreement are effective to create in favor of Administrative Agent a valid security interest in all right, title and interest of Seller in, to and under the Repurchase Assets.
(e)Upon the filing of financing statements on Form UCC-1 naming Administrative Agent as “Secured Party” and Seller as “Debtor”, and describing the Repurchase Assets, in the recording offices of the Secretary of State of Delaware the security interests granted hereunder in the Repurchase Assets will constitute fully perfected first priority security interests under the Uniform Commercial Code in all right, title and interest of Seller in, to and under such Repurchase Assets which can be perfected by filing under the Uniform Commercial Code.
16.14The Note.  Seller has (i) delivered the Note to Administrative Agent, (ii) duly endorsed the Note to Administrative Agent or Administrative Agent’s designee, (iii) notified the Indenture Trustee of such transfer and (iv) completed all documents required to effect such transfer in the Note Register, including receipt by the Note Registrar of the Rule 144A Note Transfer Certificate and such other information and documents that may be required pursuant to the terms of the Indenture.  In addition, Administrative Agent has received all other Program Agreements (including all exhibits and schedules referred to therein or delivered pursuant thereto), all amendments thereto, waivers relating thereto and other side letters or agreements affecting the terms thereof and all agreements and other material documents relating thereto, and Seller hereby certifies that the copies delivered to Administrative Agent by Seller are true and complete.  None of such documents has been amended, supplemented or otherwise modified (including waivers)

since the respective dates thereof, except by amendments, copies of which have been delivered to Administrative Agent.  Each such document to which Seller is a party has been duly executed and delivered by Seller and is in full force and effect, and no default or material breach has occurred and is continuing thereunder.
16.15Taxes.  Seller and its Subsidiaries have timely filed all tax returns that are required to be filed by them and have paid all taxes, except for any such taxes as are being appropriately contested in good faith by appropriate proceedings diligently conducted and with respect to which adequate reserves have been provided.  The charges, accruals and reserves on the books of Seller and its Subsidiaries in respect of taxes and other governmental charges are, in the opinion of Seller, adequate.
16.16Investment Company.  Neither Seller nor any of its Subsidiaries is an “investment company”, or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended; provided, however, that any entity that is under the management of PNMAC Capital Management LLC in its capacity as an “investment adviser” within the meaning of the Investment Advisers Act of 1940 and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed a “Subsidiary” for the purposes of this Section 3.16.
16.17Chief Executive Office; Jurisdiction of Organization.  On the Closing Date, Seller’s chief executive office, is, and has been, located at 3043 Townsgate Road, Westlake Village, CA 91361.  On the Effective Date, Seller’s jurisdiction of organization is the State of Delaware.  Seller shall provide Administrative Agent with thirty (30) days advance notice of any change in Seller’s principal office or place of business or jurisdiction.  Seller has no trade name.  During the preceding five (5) years, Seller has not been known by or done business under any other name, corporate or fictitious, and has not filed or had filed against it any bankruptcy receivership or similar petitions nor has it made any assignments for the benefit of creditors.
16.18Location of Books and Records.  The location where Seller keeps its books and records, including all computer tapes and records relating to the Repurchase Assets is its chief executive office.
16.19ERISA.  Each Plan to which Seller or its Subsidiaries make direct contributions, and, to the knowledge of Seller, each other Plan and each Multiemployer Plan, is in compliance in all material respects with, and has been administered in all material respects in compliance with, the applicable provisions of ERISA, the Code and any other Federal or State law.
16.20Financing of Note and Additional Balances.  Each Transaction will be used to purchase the Note and funding of the Additional Balances as provided herein, which Note will be conveyed and/or sold by Seller to Buyers.
16.21Agreements.  Neither Seller nor any Subsidiary of Seller is a party to any agreement, instrument, or indenture or subject to any restriction materially and adversely affecting its business, operations, assets or financial condition, except as disclosed in the financial statements described in Section 3.05 hereof.  Neither Seller nor any Subsidiary of Seller is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement, instrument, or indenture which default could have a material adverse effect on the business, operations, properties, or financial condition of Seller as a whole.  No holder of any indebtedness of Seller or of any of its Subsidiaries has given notice of any asserted default thereunder.
16.22Other Indebtedness.  All Indebtedness (other than Indebtedness evidenced by this Agreement) of Seller existing on the Closing Date is listed on Exhibit B hereto (the “Existing Indebtedness”).
16.23No Reliance.  Seller has made its own independent decisions to enter into the Program Agreements and each Transaction and as to whether such Transaction is appropriate and proper for it based upon its own judgment and upon advice from such advisors (including legal counsel and accountants) as it has deemed necessary.  Seller is not relying upon any advice from Administrative Agent or Buyers as to any aspect of the Transactions, including the legal, accounting or tax treatment of such Transactions.
16.24Plan Assets.  Seller is not an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code, and the Purchased Assets are not “plan assets” within the meaning of 29 CFR § 2510.3 101 as amended by Section 3(42) of ERISA, in Seller’s hands, and transactions by or with Seller are not subject to any state or local statute regulating investments or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
16.25No Prohibited Persons.  Neither Seller nor any of its Affiliates, officers, directors, partners or members, is an entity or person (or to the Seller’s knowledge, owned or controlled by an entity or person) (i) that is listed in the Annex to, or is otherwise subject to the provisions of Executive Order 13224 issued on September 24, 2001 (“EO13224”); (ii) whose name appears on the United States Treasury Department’s Office of Foreign Assets Control (“OFAC”) most current list of “Specifically Designated National and Blocked Persons” (which list may be published from time to time in various mediums including, but not limited to, the OFAC website, http:www.treas.gov/ofac/t11sdn.pdf); (iii) who commits, threatens to commit or supports “terrorism”, as that term is defined in EO13224; or (iv) who is otherwise affiliated with any entity or person listed above (any and all parties or persons described in clauses (i) through (iv) above are herein referred to as a “Prohibited Person”).
16.26Compliance with 1933 Act.  Neither Seller nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Note, any interest in the Note or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Note, any interest in the Note or any other similar security from, or otherwise approached or negotiated with respect to the Note, any interest in the Note or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Note under the 1933 Act or which would render the disposition of the Note a violation of Section 5 of the 1933 Act or require registration pursuant thereto.
16.27Anti-Money Laundering Laws.  The operations of Seller and each of their subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements, including the Currency and Foreign Transactions Reporting Act of 1970, as amended, the applicable money laundering statutes of all jurisdictions where such Seller or any of their subsidiaries conduct business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving any Seller or any of their subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the best knowledge of any Seller, threatened.
SECTION 17.

CONVEYANCE; REPURCHASE ASSETS; SECURITY INTEREST
17.1Ownership.  Upon payment of the Purchase Price and delivery of the Note to Administrative Agent on behalf of the Buyers, Buyers shall become the sole owner of the Purchased Assets, free and clear of all liens and encumbrances.
17.2Security Interest.
(a)Although the parties intend (other than for U.S. federal tax purposes) that all Transactions hereunder be sales and purchases and not loans, in the event any such Transactions are deemed to be loans, and in any event, Seller hereby pledges to Administrative Agent, for the benefit of Buyers, as security for the performance by Seller of its Obligations and hereby grants, assigns and pledges to Administrative Agent a fully perfected first priority security interest in all of Seller’s right, title and interest in, to and under each of the following items of property, whether now owned or hereafter acquired, now existing or hereafter created and wherever located, is hereinafter referred to as the “Primary Repurchase Assets”:
(i)the Note identified on the Asset Schedule;
(ii)all rights to reimbursement or payment of the Note and/or amounts due in respect thereof under the Note identified on the Asset Schedule;
(iii)all records, instruments or other documentation evidencing any of the foregoing;
(iv)all “general intangibles”, “accounts”, “chattel paper”, “securities accounts”, “investment property”, “deposit accounts” and “money” as defined in the Uniform Commercial Code relating to or constituting any and all of the foregoing (including all of Seller’s rights, title and interest in and under the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement); and
(v)any and all replacements, substitutions, distributions on or proceeds of any and all of the foregoing.
(b)[Reserved].

(c)Subject to the priority interest of the Indenture Trustee, Administrative Agent, Buyers and Seller hereby agree that in order to further secure Seller’s Obligations hereunder, Seller hereby assigns, pledges, conveys and grants to Administrative Agent, for the benefit of Buyers, a security interest in (i) Seller’s rights (but not its obligations) under the Program Agreements including any rights to receive payments thereunder or any rights to collateral thereunder whether now owned or hereafter acquired, now existing or hereafter created (collectively, the “Repurchase Rights”) and (ii) all collateral however defined or described under the Program Agreements to the extent not otherwise included under the definitions of Primary Repurchase Assets or Repurchase Rights (such collateral, “Additional Repurchase Assets,” and collectively with the Primary Repurchase Assets and the Repurchase Rights, the “Repurchase Assets”) to secure the Obligations.
(d)The foregoing provisions of this Section 4.02 are intended to constitute a security agreement or other arrangement or other credit enhancement related to this Agreement and the Transactions hereunder as defined under Sections 101(47)(A)(v) and 741(7)(A)(xi) of the Bankruptcy Code.
17.3Further Documentation.  At any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of Seller, Seller will promptly and duly execute and deliver, or will promptly cause to be executed and delivered, such further instruments and documents and take such further action as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statements under the Uniform Commercial Code in effect in any applicable jurisdiction with respect to the Liens created hereby.  Seller also hereby authorizes Administrative Agent to file any such financing or continuation statement to the extent permitted by applicable law.
17.4Changes in Locations, Name, etc.  Seller shall not (a) change the location of its chief executive office/chief place of business from that specified in Section 3.17 or (b) change its name or identity, unless it shall have given Administrative Agent at least thirty (30) days’ prior written notice thereof and shall have delivered to Administrative Agent all Uniform Commercial Code financing statements and amendments thereto as Administrative Agent shall request and taken all other actions deemed necessary by Administrative Agent to continue its perfected status in the Repurchase Assets with the same or better priority.
17.5Performance by Administrative Agent of Seller’s Obligations.  If Seller fails to perform or comply with any of its agreements contained in the Program Agreements, Administrative Agent may itself perform or comply, or otherwise cause performance or compliance, with such agreement, the reasonable (under the circumstances) out-of-pocket expenses of Administrative Agent actually incurred in connection with such performance or compliance, together with interest thereon at a rate per annum equal to the Pricing Rate shall be payable by Seller to Administrative Agent on demand and shall constitute Obligations.  Such interest shall be computed on the basis of the actual number of days in each Price Differential Period and a 360-day year.
17.6Proceeds.  If an Event of Default shall occur and be continuing, (a) all proceeds of Repurchase Assets received by Seller consisting of cash, checks and other liquid assets readily convertible to cash items shall be held by Seller in trust for Administrative Agent segregated from other funds of Seller, and shall forthwith upon receipt by Seller be turned over to Administrative Agent in the exact form received by Seller (duly endorsed by Seller to Administrative Agent, if required) and (b) any and all such proceeds received by Administrative Agent (whether from Seller or otherwise) may, in the sole discretion of Administrative Agent, be held by Administrative Agent as collateral security for, and/or then or at any time thereafter may be applied by Administrative Agent against, the Obligations (whether matured or unmatured), such application to be in such order as Administrative Agent shall elect.  Any balance of such proceeds remaining after the Obligations shall have been paid in full and this Agreement shall have been terminated shall be paid over to Seller or to whomsoever may be lawfully entitled to receive the same.
17.7Remedies.  If an Event of Default shall occur and be continuing, Administrative Agent may exercise (and at the direction of the Required Buyers shall exercise), in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the Uniform Commercial Code (including Administrative Agent’s rights to a strict foreclosure under Section 9-620 of the Uniform Commercial Code).  Without limiting the generality of the foregoing, Administrative Agent may seek (and at the direction of the Required Buyers shall seek) the appointment of a receiver, liquidator, conservator, trustee, or similar official in respect of Seller or any of Seller’s property.  Administrative Agent without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required under this Agreement or by law referred to below) to or upon Seller or any other Person (each and all of which demands, presentments, protests, advertisements and notices are hereby waived), may (and at the direction of the Required Buyers shall) in such circumstances forthwith collect, receive, appropriate and realize upon the Repurchase Assets, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Repurchase Assets or any part thereof (or contract to do any of the foregoing), in one or more parcels or as an entirety at public or private sale or sales, at any exchange, broker’s board or office of Administrative Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.  Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Repurchase Assets so sold, free of any right or equity of redemption in Seller, which right or equity is hereby waived or released.  Seller further agrees, at Administrative Agent’s request, to assemble the Repurchase Assets and make them available to Administrative Agent at places which Administrative Agent shall reasonably select, whether at Seller’s premises or elsewhere.  Administrative Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable (under the circumstances) out-of-pocket costs and expenses of every kind actually incurred therein or incidental to the care or safekeeping of any of the Repurchase Assets or in any way relating to the Repurchase Assets or the rights of Administrative Agent hereunder, including reasonable attorneys’ fees and disbursements of Administrative Agent or Buyers, to the payment in whole or in part of the Obligations, in such order as Administrative Agent may elect (or shall elect at the direction of the Required Buyers), and only after such application and after the payment by Administrative Agent of any other amount required or permitted by any provision of law, including Section 9-615 of the Uniform Commercial Code, need Administrative Agent account for the surplus, if any, to Seller.  To the extent permitted by applicable law, Seller waives all claims, damages and demands it may acquire against Administrative Agent arising out of the exercise by Administrative Agent of any of its rights hereunder, other than those claims, damages and demands arising from the gross negligence or willful misconduct of Administrative Agent.  If any notice of a proposed sale or other disposition of Repurchase Assets shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition.  Seller shall remain liable for any deficiency (plus accrued interest thereon as contemplated herein) if the proceeds of any sale or other disposition of the Repurchase Assets are insufficient to pay the Obligations and the fees and disbursements in amounts reasonable under the circumstances, of any attorneys employed by Administrative Agent to collect such deficiency.
17.8Limitation on Duties Regarding Preservation of Repurchase Assets.  Administrative Agent’s duty with respect to the custody, safekeeping and physical preservation of the Repurchase Assets in its possession, under Section 9-207 of the Uniform Commercial Code or otherwise, shall be to deal with it in the same manner as Administrative Agent deals with similar property for its own account.  Neither Administrative Agent nor any of its directors, officers or employees shall be liable for failure to demand, collect or realize upon all or any part of the Repurchase Assets or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Repurchase Assets upon the request of Seller or otherwise.
17.9Powers Coupled with an Interest.  All authorizations and agencies herein contained with respect to the Repurchase Assets are irrevocable and powers coupled with an interest.
17.10Release of Security Interest.  Upon the latest to occur of (a) the repayment to Administrative Agent and Buyers of all Obligations hereunder, and (b) the occurrence of the Termination Date, Administrative Agent shall release its security interest in any remaining Repurchase Assets hereunder and shall promptly execute and deliver to Seller such documents or instruments as Seller shall reasonably request to evidence such release.
17.11Reinstatement.  All security interests created by this Article IV shall continue to be effective, or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any Obligation of Seller is rescinded or must otherwise be restored or returned by Administrative Agent or Buyers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or any substantial part of its property, or otherwise, all as if such release had not been made.
17.12Subordination.  Seller shall not seek in any Insolvency Event of the Issuer to be treated as part of the same class of creditors as Administrative Agent and Buyers and shall not oppose any pleading or motion by Administrative Agent and Buyers advocating that Administrative Agent and Buyers should be treated as a separate class of creditors from Seller. Seller acknowledges and agrees that its rights with respect to the Repurchase Assets are and shall continue to be at all times while the obligations are outstanding junior and subordinate to the rights of Administrative Agent and Buyers under this Agreement.

SECTION 18.

CONDITIONS PRECEDENT
18.1Initial Transaction.  The obligation of Administrative Agent and Buyers to enter into Transactions with Seller hereunder is subject to the satisfaction, immediately prior to or concurrently with the entering into such Transaction, of the condition precedent that Administrative Agent and Buyers shall have received all of the following items, each of which shall be satisfactory to Administrative Agent and its counsel in form and substance:
(a)Program Agreements and Note.  The Program Agreements and Note, in all instances duly executed and delivered by the parties thereto and being in full force and effect, free of any modification, breach or waiver.
(b)Security Interest.  Evidence that all other actions necessary or, in the opinion of Administrative Agent, desirable to perfect and protect Administrative Agent’s interest in the Repurchase Assets have been taken, including duly authorized and filed Uniform Commercial Code financing statements on Form UCC-1.
(c)Organizational Documents.  A certificate of the corporate secretary of Seller in form and substance acceptable to Administrative Agent, attaching certified copies of Seller’s certificate of formation, operating agreement and corporate resolutions approving the Program Agreements and transactions thereunder (either specifically or by general resolution) and all documents evidencing other necessary corporate action or governmental approvals as may be required in connection with the Program Agreements.
(d)Good Standing Certificate.  A certified copy of a good standing certificate from the jurisdiction of organization of Seller, dated as of no earlier than the date ten (10) Business Days prior to the Closing Date.
(e)Incumbency Certificate.  An incumbency certificate of the corporate secretary of each of Seller, certifying the names, true signatures and titles of the representatives duly authorized to request transactions hereunder and to execute the Program Agreements.
(f)Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.
18.2All Transactions.  The obligation of Administrative Agent and Buyers to enter into each Transaction pursuant to this Agreement is subject to the following conditions precedent:
(a)[Reserved].
(b)Transaction Notice and Asset Schedule.  In accordance with Section 2.02 hereof, Administrative Agent shall have received from Seller a Transaction Notice with an updated Asset Schedule which includes the Note and any Additional Balance, if applicable, related to a proposed Transaction hereunder on such Business Day.  Buyers shall have received a copy of the Note and evidence of any Additional Balance, if applicable.
(c)No Margin Deficit.  After giving effect to each new Transaction, the aggregate outstanding amount of the Purchase Price shall not exceed the Asset Value of the Note then in effect.
(d)No Default.  No Default or Event of Default shall have occurred and be continuing.
(e)Requirements of Law.  Administrative Agent and Buyers shall not have determined that the introduction of or a change in any Requirement of Law or in the interpretation or administration of any Requirement of Law applicable to Administrative Agent and Buyers has made it unlawful, and no Governmental Authority shall have asserted that it is unlawful, for Administrative Agent or Buyers to enter into Transactions with a Pricing Rate based on Base Rate.
(f)Representations and Warranties.  Both immediately prior to the related Transaction and also after giving effect thereto and to the intended use thereof, the representations and warranties made by Seller in each Program Agreement shall be true, correct and complete on and as of such Purchase Date in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).
(g)Note.  Administrative Agent shall have received the Note and evidence of the Additional Balances relating to any Purchased Assets, which is in form and substance satisfactory to Administrative Agent in its sole discretion.
(h)Material Adverse Change.  None of the following shall have occurred and/or be continuing:
(A)a Buyer’s corporate bond rating as calculated by S&P or Moody’s has been lowered or downgraded to a rating below investment grade by S&P or Moody’s;
(B)an event or events shall have occurred in the good faith determination of Administrative Agent resulting in the effective absence of a “lending market” for financing debt obligations secured by mortgage loans or servicing receivables or securities backed by mortgage loans or servicing receivables or an event or events shall have occurred resulting in Buyers not being able to finance the Note through the “lending market” with traditional counterparties at rates which would have been reasonable prior to the occurrence of such event or events; or
(C)there shall have occurred a material adverse change in the financial condition of a Buyer which affects (or can reasonably be expected to affect) materially and adversely the ability of such Buyer to fund its obligations under this Agreement.

(i)Fees.  Administrative Agent and Buyers shall have received payment in full of all fees and Expenses (including the Commitment Fee and any other fees set forth in the Pricing Side Letter, if any) which are payable hereunder to Administrative Agent and Buyers on or before such date.
(j)Threshold Event. No Threshold Event shall occur after giving effect to such Transaction.
(k)Delinquency Trigger Event. None of the following shall have occurred and/or be continuing:
(i)the Seller’s DQ3+ Delinquency Ratio is greater than 5.00%;
(ii)the Seller’s DQ2+ Delinquency Ratio is greater than 7.50%; or
(iii)the Seller’s DQP Delinquency Ratio is greater than 60%.
18.3Closing Subject to Conditions Precedent.  The obligation of Buyers to purchase the Note is subject to the satisfaction on or prior to the Closing Date of the following conditions (any or all of which may be waived by Administrative Agent and Buyers):
(a)Performance by the Issuer and PLS.  All the terms, covenants, agreements and conditions of the Transaction Documents to be complied with, satisfied, observed and performed by Issuer and PLS on or before the Closing Date shall have been complied with, satisfied, observed and performed in all material respects.
(b)Representations and Warranties.  Each of the representations and warranties of Issuer and PLS made in the Transaction Documents shall be true and correct in all material respects as of the Closing Date (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof and except to the extent they expressly relate to an earlier or later time).
(c)Officer’s Certificate.  Administrative Agent and Buyers shall have received in form and substance reasonably satisfactory to Administrative Agent and Buyers an officer’s certificate from PLS and a certificate of an Authorized Officer of Issuer, dated the Closing Date, each certifying to the satisfaction of the conditions set forth in the preceding paragraphs (a) and (b), in each case together with incumbency, by-laws, resolutions and good standing.
(d)Opinions of Counsel to Issuer and PLS.  Counsel to Issuer and PLS shall have delivered to Administrative Agent and Buyers favorable opinions, dated the Closing Date and satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel, relating to corporate matters, enforceability, securities contract, non-consolidation and perfection and an opinion as to which state’s law applies to security interest and perfection matters.  In addition to the foregoing, PLS, as servicer, shall have caused its counsel to deliver to Administrative Agent and Buyers an opinion as to certain tax matters dated as of the Closing Date, satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel.

(e)Officer’s Certificate of Indenture Trustee.  Administrative Agent and Buyers shall have received in form and substance reasonably satisfactory to Administrative Agent and Buyers an Officer’s Certificate from Indenture Trustee, dated the Closing Date, with respect to the Base Indenture, together with incumbency and good standing.
(f)Opinions of Counsel to the Indenture Trustee.  Counsel to Indenture Trustee shall have delivered to Administrative Agent and Buyers a favorable opinion dated the Closing Date and reasonably satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel related to the enforceability of the Base Indenture.
(g)Opinions of Counsel to the Owner Trustee.  Delaware counsel to the Owner Trustee of Issuer shall have delivered to Administrative Agent and Buyers favorable opinions regarding the formation, existence and standing of Issuer and of Issuer’s execution, authorization and delivery of each of the Transaction Documents to which it is a party and such other matters as Administrative Agent or Buyers may reasonably request, dated the Closing Date and reasonably satisfactory in form and substance to Administrative Agent and Buyers and their respective counsel.
(h)Filings and Recordations.  Administrative Agent and Buyers shall have received evidence reasonably satisfactory to Administrative Agent and Buyers of (i) the completion of all recordings, registrations and filings as may be necessary or, in the reasonable opinion of Administrative Agent or Buyers, desirable to perfect or evidence: (A) the assignment by PLS, as Seller, to Issuer of the ownership interest in the Collateral conveyed pursuant to the PC Repurchase Agreement and the proceeds thereof and (ii) the completion of all recordings, registrations, and filings as may be necessary or, in the reasonable opinion of Administrative Agent or Buyers, desirable to perfect or evidence the grant of a first priority perfected security interest in Issuer’s ownership interest in the Collateral in favor of Indenture Trustee, subject to no Liens prior to the Lien created by the Base Indenture.
(i)Documents.  Administrative Agent shall have received the Note and Administrative Agent and Buyers shall have received a duly executed counterpart of each of the other Transaction Documents, in form acceptable to Administrative Agent and Buyers, and each and every document or certification delivered by any party in connection with any such Transaction Documents or the Note, and each such document shall be in full force and effect.
(j)Actions or Proceedings.  No action, suit, proceeding or investigation by or before any Governmental Authority shall have been instituted to restrain or prohibit the consummation of, or to invalidate, any of the transactions contemplated by the Transaction Documents, the Note and the documents related thereto in any material respect.
(k)Approvals and Consents.  All Governmental Actions of all Governmental Authorities required with respect to the transactions contemplated by the Transaction Documents, the Note and the documents related thereto shall have been obtained or made.
(l)Fees, Costs and Expenses.  Each Buyer shall have received payment in full of all fees and Expenses (including the Commitment Fee) which are payable hereunder to such Buyer on or before the Closing Date, and the fees, costs and expenses payable by Issuer and PLS on or prior to the Closing Date pursuant to this Agreement or any other Transaction Document shall have been paid in full.
(m)[Reserved].
(n)Other Documents.  PLS shall have furnished to Administrative Agent and Indenture Trustee such other opinions, information, certificates and documents as Administrative Agent and the Indenture Trustee may reasonably request.
(o)Advance Verification Agent.  PLS shall have engaged the Advance Verification Agent pursuant to an agreement reasonably satisfactory to the Administrative Agent.
(p)Proceedings in Contemplation of Sale of the Note.  All actions and proceedings undertaken by the Issuer and PLS in connection with the issuance and sale of the Note as herein contemplated shall be satisfactory in all respects to the Administrative Agent and its counsel.
(q)SPIA Advance Receivable Advance Rate Reduction Event, Servicer Termination Events, Events of Default and Funding Interruption Events.  No SPIA Advance Receivable Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event shall then be occurring.
(r)Satisfaction of Conditions.  Each of the Funding Conditions and the SPIADVF1 Funding Conditions shall have been satisfied. The Administrator shall include the SPIADVF1 Funding Conditions in each Funding Certification in addition to the Funding Conditions and present a “yes” or “no” answer beside such SPIADVF1 Funding Conditions indicating whether such SPIADVF1 Funding Conditions have been satisfied, as set forth in Section 4.3 of the Base Indenture.
(s)Maintenance of Profitability.  Seller shall have at all times maintained profitability of at least $1.00 in Net Income for at least one of any two consecutive Test Periods

If any condition specified in this Section 5.03 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Administrative Agent and the Buyers by notice to PLS at any time at or prior to the Closing Date, and neither the Administrative Agent nor any Buyer shall incur any liability as a result of such termination.

SECTION 19.

COVENANTS

Seller covenants and agrees that until the payment and satisfaction in full of all Obligations, whether now existing or arising hereafter, shall have occurred:

19.1Litigation.  Seller will promptly, and in any event within ten (10) days after service of process on any of the following, give to Administrative Agent and each Buyer notice of all litigation, actions, suits, arbitrations, investigations (including any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority that (i) questions or challenges the validity or enforceability of any of the Program Agreements or any action to be taken in connection with the transactions contemplated hereby, (ii) makes a claim individually or in the aggregate in an amount greater than 5% of Seller’s Adjusted Tangible Net Worth, or (iii) which, individually or in the aggregate, if adversely determined, could be reasonably likely to have a Material Adverse Effect.  On the twelfth (12th) day of each calendar month (or if such day is not a Business Day, the next succeeding Business Day), Seller will provide to Administrative Agent and each Buyer a litigation docket listing all litigation, actions, suits, arbitrations, investigations (including any of the foregoing which are threatened or pending) or other legal or arbitrable proceedings affecting Seller or any of its Subsidiaries or affecting any of the Property of any of them before any Governmental Authority.  Seller will promptly provide to Administrative Agent and each Buyer notice of any judgment, which with the passage of time, could cause an Event of Default hereunder.
19.2Prohibition of Fundamental Changes.  Seller shall not enter into any transaction of merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation, winding up or dissolution) or sell all or substantially all of its assets; provided, that Seller may merge or consolidate with (a) any wholly owned subsidiary of Seller, or (b) any other Person if Seller is the surviving entity; and provided further, that if after giving effect thereto, no Default would exist hereunder.
19.3Weekly Reporting.  Seller shall at all times maintain a current list (which may be stored in electronic form) of the Note and Additional Balances.  Seller shall deliver to Administrative Agent and each Buyer on the third Business Day of each week (the “Weekly Report Date”) a cumulative Asset Schedule, each of which, when so delivered, shall replace the current Asset Schedule and which may be delivered in electronic form acceptable to Administrative Agent and each Buyer.  Each such updated Asset Schedule shall indicate the outstanding VFN Principal Balance of the Note as of the close of the preceding week.  As of each Weekly Report Date, Seller hereby certifies, represents and warrants to Administrative Agent and each Buyer that each such updated Asset Schedule is true, complete and correct in all material respects. Seller shall further ensure that each Buyer receives all reports and information that the Administrative Agent and the VFN Noteholders are entitled to receive pursuant to the Indenture (including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note).  Each Buyer agrees to be bound by any confidentiality provisions reasonably requested by Seller and upon request of Seller execute and deliver a separate confidentiality agreement memorializing such provisions.
19.4No Adverse Claims.  Seller warrants and will defend the right, title and interest of Administrative Agent and Buyers in and to all Purchased Assets against all adverse claims and demands.
19.5Assignment.  Except as permitted herein, Seller shall not sell, assign, transfer or otherwise dispose of, or grant any option with respect to, or pledge, hypothecate or grant a security interest in or lien on or otherwise encumber (except pursuant to the Program Agreements), any of the Purchased Assets or any interest therein, provided that this Section 6.05 shall not prevent any transfer of Purchased Assets in accordance with the Program Agreements.

19.6Security Interest.  Seller shall do all things necessary to preserve the Purchased Assets so that they remain subject to a first priority perfected security interest hereunder.  Without limiting the foregoing, Seller will comply with all rules, regulations and other laws of any Governmental Authority and cause the Purchased Assets to comply with all applicable rules, regulations and other laws.  Seller will not allow any default for which Seller is responsible to occur under any Purchased Assets or any Program Agreement and Seller shall fully perform or cause to be performed when due all of its obligations under any Purchased Assets and any Program Agreement.
19.7Records.
(a)Seller shall collect and maintain or cause to be collected and maintained all Records relating to the Purchased Assets in accordance with industry custom and practice for assets similar to the Purchased Assets, including those maintained pursuant to Section 6.08, and all such Records shall be in Seller’s or Administrative Agent’s possession unless Administrative Agent otherwise approves.  Seller will maintain all such Records in good and complete condition in accordance with industry practices for assets similar to the Purchased Assets and preserve them against loss.
(b)For so long as Administrative Agent and Buyers have an interest in or lien on any Purchased Assets, Seller will hold or cause to be held all related Records in trust for Administrative Agent and Buyers.  Seller shall notify, or cause to be notified, every other party holding any such Records of the interests and liens in favor of Administrative Agent and Buyers granted hereby.
(c)Upon reasonable advance notice from Administrative Agent or a Buyer, Seller shall (x) make any and all such Records available to Administrative Agent and each Buyer to examine any such Records, either by its own officers or employees, or by agents or contractors, or both, and make copies of all or any portion thereof, and (y) permit Administrative Agent or any Buyer or their authorized agents to discuss the affairs, finances and accounts of Seller with its chief operating officer and chief financial officer and to discuss the affairs, finances and accounts of Seller with its independent certified public accountants.
19.8Books.  Seller shall keep or cause to be kept in reasonable detail books and records of account of its assets and business and shall clearly reflect therein the transfer of Purchased Assets to Buyers.
19.9Approvals.  Seller shall maintain all licenses, permits or other approvals necessary for Seller to conduct its business and to perform its obligations under the Program Agreements, and Seller shall conduct its business strictly in accordance with applicable law.
19.10Material Change in Business.  Seller shall not make any material change in the nature of its business as carried on at the Closing Date.
19.11Distributions.  If an Event of Default has occurred and is continuing, Seller shall not pay any dividends with respect to any capital stock or other equity interests in such entity, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Seller.
19.12Applicable Law.  Seller shall comply with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority.
19.13Existence.  Seller shall preserve and maintain its legal existence and all of its material rights, privileges, licenses and franchises.
19.14Chief Executive Office; Jurisdiction of Organization.  Seller shall not move its chief executive office from the address referred to in Section 3.17 or change its jurisdiction of organization from the jurisdiction referred to in Section 3.17 unless it shall have provided Administrative Agent at least thirty (30) days’ prior written notice of such change.
19.15Taxes.  Seller shall timely file all tax returns that are required to be filed by it and shall timely pay and discharge all taxes, assessments and governmental charges or levies imposed on it or on its income or profits or on any of its property prior to the date on which penalties attach thereto, except for any such tax, assessment, charge or levy the payment of which is being contested in good faith and by proper proceedings and against which adequate reserves are being maintained.
19.16Transactions with Affiliates.  Other than the purchase of the Note, Seller will not enter into any transaction, including any purchase, sale, lease or exchange of property or the rendering of any service, with any Affiliate unless such transaction (a) does not result in a Default hereunder, (b) is in the ordinary course of Seller’s business and (c) is upon fair and reasonable terms no less favorable to Seller than it would obtain in a comparable arm’s length transaction with a Person which is not an Affiliate, or make a payment that is not otherwise permitted by this Section 6.16 to any Affiliate.
19.17[Reserved].
19.18[Reserved].
19.19True and Correct Information.  All information, reports, exhibits, schedules, financial statements or certificates of Seller, any Affiliate thereof or any of their officers furnished to Administrative Agent and Buyers hereunder and during Administrative Agent’s and Buyers’ diligence of Seller are and will be true and complete in all material respects and do not omit to disclose any material facts necessary to make the statements herein or therein, in light of the circumstances in which they are made, not misleading.  All required financial statements, information and reports delivered by Seller to Administrative Agent and Buyers pursuant to this Agreement shall be prepared in accordance with U.S. GAAP, or, if applicable, to SEC filings, the appropriate SEC accounting regulations.
19.20No Pledge.  Except as contemplated herein, Seller shall not pledge, grant a security interest or assign any existing or future rights to service any of the Repurchase Assets or pledge or grant to any other Person any security interest in the Note.

19.21Plan Assets.  Seller shall not be an employee benefit plan as defined in Section 3 of Title I of ERISA, or a plan described in Section 4975(e)(1) of the Code and Seller shall not use “plan assets” within the meaning of 29 CFR § 2510.3 101, as amended by Section 3(42) of ERISA to engage in this Agreement or any Transaction hereunder.  Transactions to or with Seller shall not be subject to any state or local statute regulating investments of or fiduciary obligations with respect to governmental plans within the meaning of Section 3(32) of ERISA.
19.22Sharing of Information.  Seller shall allow Administrative Agent and Buyers to exchange information related to Seller and the Transactions hereunder with third party lenders and Seller shall permit each third party lender to share such information with Administrative Agent and Buyers.
19.23Modification of the Base Indenture and Series 2020-SPIADVF1 Indenture Supplement.  Seller shall not consent with respect to any of the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement related to the Purchased Assets, to (i) the modification, amendment or termination of the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement, (ii) the waiver of any provision of the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement, or (iii) the resignation of PLS as servicer under the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement, or the assignment, transfer, or material delegation of any of its rights or obligations, under such the Base Indenture and the Series 2020-SPIADVF1 Indenture Supplement, without the prior written consent of Administrative Agent and each Buyer exercised in such Person’s sole discretion.
19.24Reporting Requirements.
(a)Seller shall furnish to Administrative Agent and each Buyer (i) promptly, copies of any material and adverse notices (including notices of defaults, breaches, potential defaults or potential breaches) and any material financial information that is not otherwise required to be provided by Seller hereunder which is given to Seller’s lenders, (ii) promptly, notice of the occurrence of (1) any Event of Default hereunder; (2) any default or material breach by Seller of any obligation under any Program Agreement or any material contract or agreement of Seller or (3) the occurrence of any event or circumstance that such party reasonably expects has resulted in, or will, with the passage of time, result in, a Material Adverse Effect or an Event of Default and (iii) the following:
(1)as soon as available and in any event within forty (40) calendar days after the end of each calendar month, the unaudited balance sheet of Seller, as at the end of such period and the related unaudited consolidated statements of income for Seller for such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Seller, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Seller in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);

(2)as soon as available and in any event within forty (40) calendar days after the end of each calendar quarter, the unaudited cash flow statements of Seller, as at the end of such period and the portion of the fiscal year through the end of such period, accompanied by a certificate of a Responsible Officer of Seller, which certificate shall state that said consolidated financial statements or financial statements, as applicable, fairly present in all material respects the consolidated financial condition or financial condition, as applicable, and results of operations of Seller in accordance with GAAP, consistently applied, as at the end of, and for, such period (subject to normal year-end adjustments);
(3)as soon as available and in any event within ninety (90) days after the end of each fiscal year of Seller, the balance sheet of Seller, as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for Seller for such year, setting forth in comparative form the figures for the previous year, accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion and the scope of audit shall be acceptable to Administrative Agent and each Buyer in their sole discretion, shall have no “going concern” qualification and shall state that said consolidated financial statements or financial statements, as applicable, fairly present the consolidated financial condition or financial condition, as applicable, and results of operations of Seller as at the end of, and for, such fiscal year in accordance with GAAP;
(4)such other prepared statements that Administrative Agent or a Buyer may reasonably request;
(5)from time to time such other information regarding the financial condition, operations, or business of Seller as Administrative Agent or a Buyer may reasonably request;
(6)as soon as reasonably possible, and in any event within thirty (30) days after a Responsible Officer of Seller has knowledge of the occurrence of any ERISA Event of Termination, stating the particulars of such ERISA Event of Termination in reasonable detail;
(7)as soon as reasonably possible, notice of any of the following events:
a.any material dispute, litigation, investigation, proceeding or suspension between Seller on the one hand, and any Governmental Authority or any Person;
b.any material change in accounting policies or financial reporting practices of Seller;
c.any material issues raised upon examination of Seller or Seller’s facilities by any Governmental Authority;

d.any material change in the Indebtedness of Seller, including any default, renewal, non-renewal, termination, increase in available amount or decrease in available amount related thereto;
e.promptly upon receipt of notice or knowledge of any lien or security interest (other than security interests created hereby or by the other Program Agreements) on, or claim asserted against, any of the Purchased Assets; and
f.any other event, circumstance or condition that has resulted, or has a reasonable possibility of resulting, in a Material Adverse Effect with respect to Seller.
(8)promptly upon the creation, incurrence, assumption or existence of any of the following, notice thereof:
a.any Guarantees, except (x) to the extent reflected in Seller’s financial statements or notes thereto and (y) to the extent the aggregate Guarantees of Seller do not exceed $250,000; and
b.additional material Indebtedness other than (w) the Existing Indebtedness specified on Exhibit B hereto; (x) Indebtedness incurred with Buyers or their Affiliates; (y) Indebtedness incurred in connection with new or existing secured lending facilities; and (z) usual and customary accounts payable for a mortgage company.
(b)Officer’s Certificates.  Seller will furnish to Administrative Agent and each Buyer, at the time Seller furnishes each set of financial statements pursuant to Section 6.24(a)(iii)(1), (2) or (3) above, an Officer’s Compliance Certificate of Seller.
(c)Other.  Seller shall deliver to Administrative Agent and each Buyer any other reports or information reasonably requested by Administrative Agent or a Buyer or as otherwise required pursuant to this Agreement and the Indenture (including the Advance Verification Agent Report, as delivered on a quarterly or other periodic basis, and all other reports and information delivered by the Issuer, the Administrator or the Indenture Trustee relating to the Note).
(d)Regulatory Reporting Compliance.  Seller shall, on or before the last Business Day of the fifth (5th) month following the end of each of Seller’s fiscal years (December 31), beginning with the fiscal year ending in 2020, deliver to Administrative Agent and each Buyer a copy of the results of any Uniform Single Attestation Program for Mortgage Bankers or an Officer’s Certificate that satisfies the requirements of Item 1122(a) of Regulation AB, an independent public accountant’s report that satisfies the requirements of Item 1123 of Regulation AB, or similar review conducted on Seller by its accountants, and such other reports as Seller may prepare relating to its servicing functions as Seller.
19.25Liens on Substantially All Assets.  Seller shall not grant a security interest to any Person other than Administrative Agent or an Affiliate of Administrative Agent in

substantially all assets of Seller unless Seller has entered into an amendment to this Agreement that grants to Administrative Agent a pari passu security interest on such assets.
19.26Litigation Summary.  On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to Administrative Agent and each Buyer a true and correct summary of all material actions, notices, proceedings and investigations pending with respect to which Seller has received service of process or other form of notice or, to the best of Seller’s knowledge, threatened against it, before any court, administrative or governmental agency or other regulatory body or tribunal.
19.27Hedging.  On each date on which the Officer’s Compliance Certificate is delivered, Seller shall provide to Administrative Agent and each Buyer a true and correct summary of all interest rate protection agreements entered into or maintained by Seller.
19.28[Reserved].
19.29Most Favored Status.  Seller, Administrative Agent and Buyers each agree that should Seller or any Affiliate thereof enter into a repurchase agreement or credit facility with any Person other than Administrative Agent or a Buyer or an Affiliate of Administrative Agent or a Buyer which by its terms provides any of the following (each, a “More Favorable Agreement”):
(a)more favorable terms with respect to any guaranties or financial covenants, including covenants covering the same or similar subject matter set forth or referred to in Section 6.11 hereof and Section 2 of the Pricing Side Letter;
(b)a security interest to any Person other than Administrative Agent or an Affiliate of Administrative Agent in substantially all assets of Seller or any Affiliate thereof; or
(c)a requirement that Seller has added or will add any Person other than Administrative Agent or an Affiliate of Administrative Agent as a loss payee under Seller’s Fidelity Insurance;

then the terms of this Agreement shall be deemed automatically amended to include such more favorable terms contained in such More Favorable Agreement, such that such terms operate in favor of Administrative Agent, Buyers or an Affiliate of Administrative Agent or Buyers; provided, that in the event that such More Favorable Agreement is terminated, upon notice by Seller to Administrative Agent of such termination, the original terms of this Agreement shall be deemed to be automatically reinstated. Administrative Agent, Seller and Buyers further agree to execute and deliver any new guaranties, agreements or amendments to this Agreement evidencing such provisions, provided that the execution of such amendment shall not be a precondition to the effectiveness of such amendment, but shall merely be for the convenience of the parties hereto. Promptly upon Seller or any Affiliate thereof entering into a repurchase agreement or other credit facility with any Person other than Administrative Agent or a Buyer, Seller shall deliver to Administrative Agent and each Buyer a true, correct and complete copy of such repurchase agreement, loan agreement, guaranty or other financing documentation.

19.30Threshold Events and Commitment Modifications.  Seller shall not request any Transaction that would cause a Threshold Event for any Buyer.  Seller shall provide prompt notice of any Commitment Modification and/or Maximum Purchase Price Modification for any Buyer to Ginnie Mae, Administrative Agent and each Buyer.
SECTION 20.

DEFAULTS/RIGHTS AND REMEDIES OF BUYERS UPON DEFAULT
20.1Events of Default.  Each of the following events or circumstances shall constitute an “Event of Default”:
(a)Payment Failure.  Failure of Seller to (i) make any payment (which failure continues for a period of two (2) Business Days following written notice (which may be in electronic form) from Administrative Agent) of Price Differential or Repurchase Price or any other sum which has become due, on a Price Differential Payment Date or a Repurchase Date or otherwise, whether by acceleration or otherwise, under the terms of this Agreement, any other warehouse and security agreement or any other document, in each case evidencing or securing Indebtedness of Seller to Administrative Agent or Buyers or to any Affiliate of Administrative Agent or Buyers, or (ii) cure any Margin Deficit when due pursuant to Section 2.05 hereof.
(b)Cross Default.  Seller or Affiliates thereof shall be in default under (i) any Program Agreement or any Financing Document; provided that any such default under the Indenture shall constitute an “Event of Default” only if it continues unremedied for a period of two (2) Business Days after a Responsible Officer of Seller obtains actual knowledge of such failure, or receives written notice from Administrative Agent of such default; (ii) any Indebtedness, in the aggregate, in excess of $1 million of Seller or any Affiliate thereof which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary with respect to such Indebtedness, or (iii) any other contract or contracts, in the aggregate in excess of $1 million to which Seller or any Affiliate thereof is a party which default (1) involves the failure to pay a matured obligation, or (2) permits the acceleration of the maturity of obligations by any other party to or beneficiary of such contract.
(c)Assignment.  Assignment or attempted assignment by Seller of this Agreement or any rights hereunder without first obtaining the specific written consent of Administrative Agent, or the granting by Seller of any security interest, lien or other encumbrances on any Purchased Assets to any person other than Administrative Agent.
(d)Insolvency.  An Act of Insolvency shall have occurred with respect to Seller or any Affiliate thereof.
(e)Material Adverse Change.  Any material adverse change in the Property, business, financial condition or operations of Seller or any of its Affiliates shall occur, in each case as determined by Administrative Agent in its sole good faith discretion, or any other condition shall exist which, in Administrative Agent’s sole good faith discretion, constitutes a material impairment of Seller’s ability to perform its obligations under this Agreement or any other Program Agreement.

(f)Immediate Breach of Representation or Covenant or Obligation.  A breach by Seller of any of the representations, warranties or covenants or obligations set forth in Section 3.01 (Seller Existence), Section 3.07 (Solvency), Section 3.12 (Material Adverse Change), Section 3.22 (Other Indebtedness), Section 6.02 (Prohibition of Fundamental Changes), Section 6.13 (Existence), Section 6.20 (No Pledge) or Section 6.21 (Plan Assets) of this Agreement.
(g)Additional Breach of Representation or Covenant.  A material breach by Seller of any other material representation, warranty or covenant set forth in this Agreement (and not otherwise specified in Section 7.01(f) above), if such breach is not cured within five (5) Business Days or, in the case of a breach of Section 6.02, three (3) Business Days, and in the case of a breach of Section 2 of the Pricing Side Letter (Financial Covenants), one (1) Business Day.
(h)Change in Control.  The occurrence of a Change in Control.
(i)Failure to Transfer.  Seller fails to transfer the Note or a material portion of the other Purchased Assets to Administrative Agent on the applicable Purchase Date (provided Administrative Agent has tendered the related Purchase Price on behalf of Buyers).
(j)Judgment.  A final judgment or judgments for the payment of money in excess of 5% of the Seller’s Adjusted Tangible Net Worth shall be rendered against Seller or any of their Affiliates by one or more courts, administrative tribunals or other bodies having jurisdiction and the same shall not be satisfied, discharged (or provision shall not be made for such discharge) or bonded, or a stay of execution thereof shall not be procured, within thirty (30) days from the date of entry thereof.
(k)Government Action.  Any Governmental Authority or any person, agency or entity acting or purporting to act under governmental authority shall have taken any action to condemn, seize or appropriate, or to assume custody or control of, all or any substantial part of the Property of Seller or any Affiliate thereof, or shall have taken any action to displace the management of Seller or any Affiliate thereof or to curtail its authority in the conduct of the business of Seller or any Affiliate thereof, or takes any action in the nature of enforcement to remove, limit or restrict the approval of Seller or Affiliate as an issuer, buyer or a seller/servicer of mortgage loans or securities backed thereby, and such action provided for in this subparagraph (k) shall not have been discontinued or stayed within thirty (30) days.
(l)Inability to Perform.  A Responsible Officer of Seller or VFN Guarantor shall admit its inability to, or its intention not to, perform any of Seller’s Obligations or VFN Guarantor’s obligations hereunder or the VFN Repo Guaranty.
(m)Security Interest.  This Agreement shall for any reason cease to create a valid, first priority security interest in any material portion of the Repurchase Assets purported to be covered hereby.
(n)Financial Statements.  Seller’s audited annual financial statements or the notes thereto or other opinions or conclusions stated therein shall be qualified or limited by reference to the status of Seller as a “going concern” or a reference of similar import.

(o)Validity of Agreement.  For any reason, this Agreement at any time shall not be in full force and effect in all material respects or shall not be enforceable in all material respects in accordance with its terms, or any Lien granted pursuant thereto shall fail to be perfected and of first priority, or Seller or any Affiliate of Seller shall seek to disaffirm, terminate, limit or reduce its obligations hereunder or VFN Guarantor’s obligations under the VFN Repo Guaranty.
(p)VFN Guarantor Breach.  A breach by VFN Guarantor of any material representation, warranty or covenant set forth in the VFN Repo Guaranty or any other Program Agreement, any “event of default” by VFN Guarantor under the VFN Repo Guaranty, any repudiation of the VFN Repo Guaranty by VFN Guarantor, or if the VFN Repo Guaranty is not enforceable against VFN Guarantor.
20.2No Waiver.  An Event of Default shall be deemed to be continuing unless expressly waived by Administrative Agent, at the direction of the Required Buyers, in writing.
20.3Due and Payable.
(a)Event of Default. Upon the occurrence of any Event of Default which has not been waived in writing by Administrative Agent, Administrative Agent may (or shall, at the direction of the Required Buyers), by notice to Seller, declare all Obligations to be immediately due and payable, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall thereupon immediately terminate.  Upon such declaration, the Obligations shall become immediately due and payable, both as to Purchase Price outstanding and Price Differential, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or other evidence of such Obligations to the contrary notwithstanding, except with respect to any Event of Default set forth in Section 7.01(d), in which case all Obligations shall automatically become immediately due and payable without the necessity of any notice or other demand, and any obligation of Administrative Agent and Buyers to enter into Transactions with Seller shall immediately terminate.  Administrative Agent may (or shall at the direction of the Required Buyers) enforce payment of the same and exercise any or all of the rights, powers and remedies possessed by Administrative Agent and Buyers, whether under this Agreement or any other Program Agreement or afforded by applicable law.
20.4Fees.  The remedies provided for herein are cumulative and are not exclusive of any other remedies provided by law.  In addition to the Seller’s obligations contained in Section 3 of the Pricing Side Letter, Seller agrees to pay to Administrative Agent reasonable attorneys’ fees and reasonable legal expenses incurred in enforcing Administrative Agent’s and Buyers’ rights, powers and remedies under this Agreement and each other Program Agreement.
20.5Default Rate.  Without regard to whether Administrative Agent has exercised any other rights or remedies hereunder, if an Event of Default shall have occurred and be continuing, the applicable Margin in respect of the Pricing Rate shall be increased, to the extent permitted by law, as set forth in clause (ii) of the definition of “Margin”.

SECTION 21.

ENTIRE AGREEMENT; AMENDMENTS
AND WAIVERS; SEPARATE ACTIONS BY BUYERS
21.1Entire Agreement; Amendments.  This Agreement (including the Schedules and Exhibits hereto) constitutes the entire agreement of the parties hereto and supersedes any and all prior or contemporaneous agreements, written or oral, as to the matters contained herein, and no modification or waiver of any provision hereof or any of the Program Agreements, nor consent to the departure by Seller therefrom, shall be effective unless the same is in writing, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which it is given.  This Agreement may not be amended, modified or supplemented except by a writing executed by Seller, Administrative Agent and Required Buyers. The Administrative Agent shall comply with its obligations under Section 6(C) of the Acknowledgment Agreement; and in addition, the Seller shall deliver to Ginnie Mae a copy of any executed amendment to this Agreement promptly after execution thereof.
21.2Waivers, Separate Actions by Buyers.  Any amendment or waiver effected in accordance with this Article VIII shall be binding upon Administrative Agent, Buyers and Seller; and Administrative Agent’s or a Buyer’s failure to insist upon the strict performance of any term, condition or other provision of this Agreement or any of the Program Agreements, or to exercise any right or remedy hereunder or thereunder, shall not constitute a waiver by Administrative Agent or such Buyer of any such term, condition or other provision or Default or Event of Default in connection therewith, nor shall a single or partial exercise of any such right or remedy preclude any other or future exercise, or the exercise of any other right or remedy; and any waiver of any such term, condition or other provision or of any such Default or Event of Default shall not affect or alter this Agreement or any of the Program Agreements, and each and every term, condition and other provision of this Agreement and the Program Agreements shall, in such event, continue in full force and effect and shall be operative with respect to any other then existing or subsequent Default or Event of Default in connection therewith.  An Event of Default hereunder or under any of the Program Agreements shall be deemed to be continuing unless and until waived in writing by Administrative Agent and Buyers.
SECTION 22.

SUCCESSORS AND ASSIGNS
22.1Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, any portion thereof, or any interest therein.  Seller shall not have the right to assign all or any part of this Agreement or any interest herein without the prior written consent of Administrative Agent and Buyers.
22.2Participations and Transfers.
(a)A Buyer may in accordance with applicable law at any time sell to one or more banks or other entities (“Participants”) participating interests in all or a portion of such

Buyer’s rights and obligations under this Agreement and the other Program Agreements; provided, that (i) Seller has consented to such sale; provided, however, Seller’s consent shall not be required in the event that (A) such Participant is an Affiliate of such Buyer or (B) an Event of Default has occurred; (ii) each such sale shall represent an interest in a Transaction in a Purchase Price of $1,000,000 or more and (iii) other than with respect to a participating interest consisting of a pro rata interest in all payments due to such Buyer under this Agreement and prior to an Event of Default such Buyer receives an opinion of a nationally recognized tax counsel experienced in such matters that such sale will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  In the event of any such sale by a Buyer of participating interests to a Participant, such Buyer shall remain a party to the Transaction for all purposes under this Agreement and the Program Agreements and Seller shall continue to deal solely and directly with such Buyer in connection with such Buyer’s rights and obligations under this Agreement and the Program Agreements.  The related Buyer shall provide notice to Ginnie Mae within five (5) Business Days of any participation made in accordance with this Section 9.02(a).
(b)A Buyer may in accordance with applicable law at any time assign, pledge, hypothecate, or otherwise transfer to one or more banks, financial institutions, investment companies, investment funds or any other Person (each, a “Transferee”) all or a portion of such Buyer’s rights and obligations under this Agreement and the other Program Agreements; provided, that (i) Seller has consented to such assignment, pledge, hypothecation, or other transfer; provided, however, Seller’s consent shall not be required in the event that (A) such Transferee is an Affiliate of such Buyer or (B) an Event of Default has occurred; (ii) absent an Event of Default, such Buyer shall give at least ten days’ prior notice thereof to Seller; (iii) that each such sale shall represent an interest in the Transactions in an aggregate Purchase Price of $1,000,000 or more; (iv) such Transferee shall have also acquired the same percentage interest in each other Series of Variable Funding Notes, unless such Transferee is an Affiliate of such Buyer or unless Ginnie Mae has consented in writing to waive this requirement and (v) other than with respect to an assignment, pledge, hypothecation or transfer consisting of a pro rata interest in all payments due to such Buyer under this Agreement and prior to an Event of Default such Buyer received an opinion of a nationally recognized tax counsel experienced in such matters that such assignment, pledge, hypothecation or transfer  will not result in the Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.  The related Buyer shall provide notice to Ginnie Mae within five (5) Business Days of any assignment, pledge or hypothecation made in accordance with this Section 9.02(b).  In the event of any such assignment, pledge, hypothecation or transfer by a Buyer of its rights under this Agreement and the other Program Agreements, Seller shall continue to deal solely and directly with such Buyer in connection with its rights and obligations under this Agreement.  Administrative Agent (acting as agent for Seller) shall maintain at its address referred to in Section 11.05 a register (the “Register”) for the recordation of the names and addresses of Transferees, and the Purchase Price outstanding and Price Differential in the Transactions held by each thereof.  The entries in the Register shall be prima facie conclusive and binding, and Seller may treat each Person whose name is recorded in the Register as the owner of the Transactions recorded therein for all purposes of this Agreement.  No assignment shall be effective until it is recorded in the Register.

(c)All actions taken by Buyer pursuant to this Section 9.02 shall be at the expense of Buyer.  Buyer may distribute to any prospective assignee any document or other information delivered to Buyer by Seller.
22.3Buyer and Participant Register.
(a)Subject to acceptance and recording thereof pursuant to paragraph (b) of this Section 9.03, from and after the effective date specified in each assignment and acceptance the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such assignment and acceptance, have the rights and obligations of a Buyer under this Agreement.  Any assignment or transfer by a Buyer of rights or obligations under this Agreement that does not comply with this Section 9.03 shall be treated for purposes of this Agreement as a sale by such Buyer of a participation in such rights and obligations in accordance with Section 9.02.
(b)Seller or an agent of Seller shall maintain a register (the “Transaction Register”) on which it will record the Transactions entered into hereunder, and each assignment and acceptance and participation.  The Transaction Register shall include the names and addresses of Buyers (including all assignees, successors and Participants), and the Purchase Price of the Transactions entered into by Buyers.  Failure to make any such recordation, or any error in such recordation shall not affect Seller’s obligations in respect of such Transactions.  If a Buyer sells a participation in any Transaction, it shall provide Seller, or maintain as agent of Seller, the information described in this paragraph and permit Seller to review such information as reasonably needed for Seller to comply with its obligations under this Agreement or under any applicable law or governmental regulation or procedure.
SECTION 23.

AGENT PROVISIONS
23.1Appointment of Administrative Agent.
(a)Each Buyer hereby irrevocably appoints Atlas Securitized Products, L.P., as Administrative Agent hereunder and under the other Program Agreements, and each Buyer hereby authorizes Atlas Securitized Products, L.P., in such capacity, to act as its agent in accordance with the terms hereof.  The provisions of this Article X are solely for the benefit of Administrative Agent and Buyers, and Seller shall not have any rights as a third party beneficiary of any of the provisions thereof.  In performing its functions and duties hereunder, Administrative Agent shall act solely as an agent of Buyers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for Seller.
(b)The Required Buyers may, to the extent permitted by applicable law, and with the consent of Seller (such consent not to be required if an Event of Default has occurred and is continuing and not to be unreasonably withheld), by notice in writing to such Person remove such Person as Administrative Agent and, with the consent of Seller (such consent not to be required if an Event of Default has occurred and is continuing and not to be unreasonably withheld), appoint a successor Administrative Agent. If no such successor Administrative Agent shall have been so appointed by the Required Buyers and shall have accepted such appointment within thirty (30) days (or such earlier day as shall be agreed by the Required Buyers and Seller), then such removal shall nonetheless become effective in accordance with such notice on the date thirty (30) days (or such earlier day as shall be agreed by the Required Buyers and Seller) after the Administrative Agent’s receipt of such notice of removal.
23.2Powers and Duties.  Each Buyer irrevocably authorizes Administrative Agent to take such action on such Buyer’s behalf and to exercise such powers, rights and remedies hereunder and under the other Program Agreements as are specifically delegated or granted to Administrative Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto.  Administrative Agent shall have only those duties and responsibilities that are expressly specified herein and the other Program Agreements.  Administrative Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees.  Administrative Agent shall not have, by reason hereof or any of the other Program Agreements, a fiduciary relationship in respect of any Buyer; and nothing herein or any of the other Program Agreements, expressed or implied, is intended to or shall be so construed as to impose upon Administrative Agent any obligations in respect hereof or any of the other Program Agreements except as expressly set forth herein or therein.
23.3General Immunity.
(a)No Responsibility for Certain Matters.  Except for Administrative Agent’s failure to perform a specifically required task set forth herein (and which failure constitutes gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order), Administrative Agent shall not be responsible for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Program Agreement or with respect to any other party for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any financial or other statements, instruments, reports or certificates or any other documents furnished or made by or on behalf of Buyers or any other party in connection with the Program Agreements and the transactions contemplated thereby or for the financial condition or business affairs of Seller or any other Person liable for the payment of any Obligations, nor shall Administrative Agent be required (except as set forth herein or in the Program Agreements) to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in any of the Program Agreements or as to the use of the proceeds of the Transactions or as to the existence or possible existence of any Event of Default or Default.
(b)Exculpatory Provisions.  Neither Administrative Agent nor any of its officers, partners, directors, employees or agents shall be liable for any action taken or omitted by Administrative Agent under or in connection with any of the Program Agreements except to the extent caused by Administrative Agent’s gross negligence, bad faith or willful misconduct, as determined by a court of competent jurisdiction in a final, non-appealable order.  Administrative Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Program Agreements or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Administrative Agent shall have received instructions in respect thereof from Buyers and, upon receipt of such instructions from the Required Buyers, Administrative Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions.  Without prejudice to the generality of the foregoing, (i) Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Seller), accountants, experts and other professional advisors selected by it; (ii) no Buyer shall have any right of action whatsoever against Administrative Agent as a result of Administrative Agent acting or (where so instructed) refraining from acting hereunder or any of the other Program Agreements in accordance with the instructions of the Required Buyers; and (iii) no action taken or omitted by Administrative Agent shall be considered to have resulted from Administrative Agent’s gross negligence, bad faith or willful misconduct if such action or omission was done at the direction of the Required Buyers.
23.4Administrative Agent to Act as Buyer.  The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Administrative Agent in its individual capacity as a Buyer, to the extent it becomes a Buyer hereunder.  To the extent that it becomes a Buyer hereunder, Administrative Agent shall have the same rights and powers as any other Buyer and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term “Buyer” shall, unless the context clearly otherwise indicates, include Administrative Agent in its individual capacity.  Administrative Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with Seller or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Seller for services in connection herewith and otherwise without having to account for the same to Buyers.
23.5Buyers’ Representations, Warranties and Acknowledgment.
(a)Each Buyer represents and warrants that it has made its own independent investigation of the financial condition and affairs of Seller in connection with the Transactions hereunder and that it has made and shall continue to make its own appraisal of the creditworthiness of Seller.  Administrative Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any such investigation or any such appraisal on behalf of Buyers or to provide any Buyer with any credit or other information with respect thereto, whether coming into its possession before the making of the Transactions or at any time or times thereafter, and Administrative Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to Buyers.
(b)Unless otherwise agreed to by Buyers and Seller, each Buyer, by delivering its signature page to this Agreement and entering into Transactions with Seller hereunder shall be deemed to have acknowledged receipt of, and consented to and approved, each Program Agreement and each other document required to be approved by Administrative Agent or Buyers, as applicable on the Closing Date or such other funding date.  Each Buyer acknowledges that by agreeing to remit its Commitment Share of the Purchase Price on any Purchase Date, such Buyer agrees that all conditions precedent to entering into such Transaction have been met on such Purchase Date.

23.6Right to Indemnity.
(a)Each Buyer, pro rata based on its outstanding Purchase Price, severally, but not jointly, shall, and hereby agrees to indemnify Administrative Agent, any Affiliate of the Administrative Agent, and their respective directors, officers, agents and employees (each, an “Indemnitee Agent Party”), and hold such Indemnitee Agent Party harmless to the extent that such Indemnitee Agent Party shall not have been reimbursed by Seller, from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it has resulted from the gross negligence or willful misconduct of such Indemnitee Agent Party) which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Program Agreements or otherwise in its capacity as an Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Program Agreements, including amounts paid in settlement, court costs and reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing.  If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against until such additional indemnity is furnished; provided, in no event shall this sentence require any Buyer to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Buyer’s pro rata portion of the outstanding Purchase Price thereof; and provided, further, this sentence shall not be deemed to require any Buyer to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.
(b)Promptly after receipt by the Indemnitee Agent Party of notice of the commencement of any action regarding which a claim in respect thereof is to be made against Buyers, the Indemnitee Agent Party shall notify Buyers in writing of the commencement thereof, but the omission to so notify will not relieve Buyers from any liability which they may have under this Agreement or from any other liability which they may have, except to the extent that they have been prejudiced in any material respect by the failure by the Indemnitee Agent Party to provide prompt notice.  Upon receipt of notice by Buyers, Buyers will be entitled to participate in the related action, and they may elect by written notice delivered to the Indemnitee Agent Party to assume the defense thereof.  Upon receipt of notice by the Indemnitee Agent Party of the Buyers’ election to assume the defense of such action, Buyers shall not be liable to the Indemnitee Agent Party for legal expenses incurred by such party in connection with the defense thereof unless (i) Buyers shall not have employed counsel to represent the Indemnitee Agent Party within a reasonable time after receipt of notice of commencement of the action, (ii) Buyers have authorized in writing the employment of separate counsel for the Indemnitee Agent Party, or (iii) the Indemnitee Agent Party has previously engaged counsel and reasonable legal expenses are necessary (a) to transfer the file to the Buyers’ designated counsel, or (b) to pursue immediate legal action necessary to preserve the legal rights or defenses of the Indemnitee Agent Party as against a third party claimant, and such legal action must occur prior to said transfer.  Buyers shall not settle any suit or claim without the Indemnitee Agent Party’s written consent unless such settlement solely involves the payment of money by parties other than the Indemnitee Agent Party and includes unconditional release of the Indemnitee Agent Party from all liability on all matters that are the subject of such proceeding or claim.
23.7Successor Administrative Agent.
(a)Administrative Agent may resign at any time by giving sixty (60) days’ prior written notice thereof to Buyers.  Upon any such notice of resignation, Buyers shall have the right to appoint a successor administrative agent; provided, that the retiring Administrative Agent shall continue to hold the Collateral and all liens and security interest therein for the benefit of Buyers until a successor administrative agent is appointed.
(b)Upon the acceptance of any appointment as Administrative Agent hereunder by a successor administrative agent, that successor administrative agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall promptly (i) transfer to such successor administrative agent all sums and items of Collateral held under the Program Agreements, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor administrative agent under the Program Agreements, and (ii) execute and deliver to such successor administrative agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor administrative agent of the security interests created under the Program Agreements, whereupon such retiring Administrative Agent shall be discharged from its duties and obligations hereunder.  After any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the provisions of this Article X and Section 11.02 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent hereunder.
(c)Notwithstanding anything herein to the contrary, Administrative Agent may assign its rights and duties as Administrative Agent hereunder to an Affiliate without written notice to, the Buyers; provided, that Seller and Buyers may deem and treat such assigning Administrative Agent as Administrative Agent for all purposes hereof, unless and until such assigning Administrative Agent provides written notice to Seller and Buyers of such assignment.  Upon such assignment such Affiliate shall succeed to and become vested with all rights, powers, privileges and duties as Administrative Agent hereunder and under the other Program Agreements.
23.8Delegation of Duties.  Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Program Agreement by or through (i) any one or more of its Affiliates or (ii) any one or more sub agents appointed by Administrative Agent with the prior consent of the Required Buyers.  Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Affiliates and their respective officers, partners, directors, trustees, employees and agents.  The exculpatory provisions of this Article X shall apply to any such Affiliate or sub agent and to such other parties as are listed above provided that notwithstanding this Section 10.08, no such delegation relieves the Administrative Agent of its duties or obligations under this Agreement.

23.9Right to Realize on Collateral.  Anything contained in any of the Program Agreements to the contrary notwithstanding, Seller, Administrative Agent and each Buyer hereby agree that (i) no Buyer shall have any right individually to realize upon any of the Collateral, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by Administrative Agent, on behalf of Buyers in accordance with the terms hereof and all powers, rights and remedies under the Program Agreements may be exercised solely by Administrative Agent, and (ii) in the event of a foreclosure by Administrative Agent on any of the Collateral pursuant to a public or private sale, Administrative Agent or any Buyer may be the purchaser of any or all of such Collateral at any such sale and Administrative Agent, as agent for and representative of Buyers (but not any Buyer or Buyers in its or their respective individual capacities unless Buyers shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by Administrative Agent at such sale.
23.10Erroneous Payments.If the Administrative Agent notifies a Buyer or any Person who has received funds on behalf of a Buyer (any such Buyer or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Buyer or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Buyer shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the overnight federal funds rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary.
(b)Each Buyer hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Buyer under any Transaction Document, or otherwise payable or distributable by the Administrative Agent to such Buyer from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(c)For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with immediately preceding clause (a), (i) the Administrative Agent may elect, in its sole discretion on written notice to such Buyer, that all rights and claims of such Buyer with respect to the Repurchase Price or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Repurchase Price”) shall immediately vest in the Administrative Agent upon such election; after such election, the Administrative Agent (x) may reflect its ownership interest in the related Repurchase Price in a principal amount equal to the Corresponding Repurchase Price on the Asset Schedule, and (y) upon five business days’ written notice to such Buyer, may sell such Repurchase Price (or portion thereof) in respect of the Corresponding Repurchase Price, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Buyer shall be reduced by the net proceeds of the sale of such Repurchase Price (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Buyer (and/or against any Payment Recipient that receives funds on its behalf), and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Repurchase Price, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Buyer with respect to the Erroneous Payment Return Deficiency. For the avoidance of doubt, no vesting or sale pursuant to the foregoing clause (i) will reduce the Committed Amount of any Buyer and such Committed Amount shall remain available in accordance with the terms of this Agreement.
(d)The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Seller, except, in each case, to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Seller for the purpose of making such Erroneous Payment.
(e)No Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.
(f)Each party’s obligations, agreements and waivers under this Section 10.10 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Buyer, the termination of the obligations set forth in Section 2.01 with respect to the Committed Amount and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Transaction Document.

SECTION 24.

MISCELLANEOUS
24.1Survival.  This Agreement and the other Program Agreements and all covenants, agreements, representations and warranties herein and therein and in the certificates delivered pursuant hereto and thereto, shall survive the entering into of the Transaction and shall continue in full force and effect so long as any Obligations are outstanding and unpaid.
24.2Indemnification.  Seller shall, and hereby agrees to, indemnify, defend and hold harmless Administrative Agent, each Buyer, any Affiliate of Administrative Agent, any Affiliate of any Buyer and their respective directors, officers, agents and employees from and against any and all losses, claims, damages, liabilities, deficiencies, judgments or expenses incurred by any of them (except to the extent that it is finally judicially determined to have resulted from their own gross negligence or willful misconduct) as a consequence of, or arising out of or by reason of any litigation, investigations, claims or proceedings which arise out of or are in any way related to, (i) this Agreement or any other Program Agreement or the transactions contemplated hereby or thereby, (ii) Seller’s servicing practices or procedures; (iii) any actual or proposed use by Seller of the proceeds of the Purchase Price, and (iv) any Default, Event of Default or any other breach by Seller of any of the provisions of this Agreement or any other Program Agreement, including amounts paid in settlement, court costs and reasonable fees and disbursements of counsel incurred in connection with any such litigation, investigation, claim or proceeding or any advice rendered in connection with any of the foregoing.  If and to the extent that any Obligations are unenforceable for any reason, Seller hereby agrees to make the maximum contribution to the payment and satisfaction of such Obligations which is permissible under applicable law.  Seller’s obligations set forth in this Section 11.02 shall survive any termination of this Agreement and each other Program Agreement and the payment in full of the Obligations, and are in addition to, and not in substitution of, any other of its obligations set forth in this Agreement or otherwise.  In addition, Seller shall, upon demand, pay to Administrative Agent and the Buyers all costs and expenses (including the reasonable fees and disbursements of counsel) paid or incurred by Administrative Agent and Buyers in (i) enforcing or defending its rights under or in respect of this Agreement or any other Program Agreement, (ii) collecting the Purchase Price outstanding, (iii) foreclosing or otherwise collecting upon any Repurchase Assets and (iv) and obtaining any legal, accounting or other advice in connection with any of the foregoing.
24.3Nonliability of Buyers.  The parties hereto agree that, notwithstanding any affiliation that may exist between or among Administrative Agent, Seller and Buyers, the relationship between and among Administrative Agent, Seller and Buyers shall be solely that of arms-length participants.  Neither Administrative Agent nor any Buyer shall have any fiduciary responsibilities to Seller.  Seller (i) agrees that neither Administrative Agent nor any Buyer shall have any liability to Seller (whether sounding in tort, contract or otherwise) for losses suffered by Seller in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by this agreement, the other loan documents or any other agreement entered into in connection herewith or any act, omission or event occurring in connection therewith, unless it is determined by a judgment of a court that is binding on Administrative Agent and Buyers (which judgment shall be final and not subject to review on appeal), that such losses were the result of acts or omissions on the part of Administrative Agent or Buyers constituting gross negligence or willful misconduct and (ii) waives, releases and agrees not to sue upon any claim against Administrative Agent or any Buyer (whether sounding in tort, contract or otherwise), except a claim based upon gross negligence or willful misconduct.  Whether or not such damages are related to a claim that is subject to such waiver and whether or not such waiver is effective, neither Administrative Agent nor any Buyer shall have any liability with respect to, and Seller hereby waives, releases and agrees not to sue upon any claim for, any special, indirect, consequential or punitive damages suffered by Seller in connection with, arising out of, or in any way related to the transactions contemplated or the relationship established by this Agreement, the other loan documents or any other agreement entered into in connection herewith or therewith or any act, omission or event occurring in connection herewith or therewith, unless it is determined by a judgment of a court that is binding on Administrative Agent and Buyers (which judgment shall be final and not subject to review on appeal), that such damages were the result of acts or omissions on the part of Administrative Agent or Buyers, as applicable, constituting willful misconduct or gross negligence.
24.4Governing Law; Submission to Jurisdiction; Waivers.
(a)This Agreement shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  Seller acknowledges that the obligations of the Administrative Agent and Buyers hereunder or otherwise are not the subject of any VFN Repo Guaranty by, or recourse to, any direct or indirect parent or other Affiliate of Buyers.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)EACH OF THE PARTIES HERETO AND THE BUYERS HEREBY IRREVOCABLY AND UNCONDITIONALLY:
(i)SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(ii)CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE

VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(iii)AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING;
(iv)AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(v)WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THE TRANSACTIONS CONTEMPLATED THEREBY AND HEREBY.
24.5Notices.  Any and all notices (with the exception of Transaction Notices, which shall be delivered via facsimile only), statements, demands or other communications hereunder may be given by a party to the other by mail, email, facsimile, messenger or otherwise to the address specified below, or so sent to such party at any other place specified in a notice of change of address hereafter received by the other.  All notices, demands and requests hereunder may be made orally, to be confirmed promptly in writing, or by other communication as specified in the preceding sentence.

If to Seller:

PennyMac Loan Services, LLC
3043 Townsgate Road
Westlake Village, CA 91361
Attention: Pamela Marsh/Josh Smith
Phone Number: (805) 330-6059/ (818) 224-7078
E-mail: pamela.marsh@pennymac.com;
josh.smith@pennymac.com;
mortgage.finance@pnmac.com

with a copy to:

PennyMac Loan Services, LLC
3043 Townsgate Road
Westlake Village, CA 91361
Attention: Derek Stark
Phone Number: (818) 746-2289
E-mail:derek.stark@pnmac.com

If to Administrative Agent:

Atlas Securitized Products, L.P.
230 Park Avenue, Suite 800

New York, NY 10169

Phone Number: (212) 317-4500

Email: AtlasSPGeneralCounsel@Atlas-SP.com

If to Funding 2:

Atlas Securitized Products Funding 2, L.P.
230 Park Avenue, Suite 800

New York, NY 10169

Phone Number: (212) 317-4500

Email: AtlasSPGeneralCounsel@Atlas-SP.com

24.6Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.  In case any provision in or obligation under this Agreement or any other Program Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
24.7Section Headings.  The Article and Section headings in this Agreement are inserted for convenience of reference only and shall not in any way affect the meaning or construction of any provision of this Agreement.
24.8Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Agreement by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement. The parties agree that this Agreement may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
24.9Periodic Due Diligence Review.  Seller acknowledges that Administrative Agent and Buyers have the right to perform continuing due diligence reviews with respect to Seller and the Purchased Assets, for purposes of verifying compliance with the representations, warranties and specifications made hereunder, or otherwise, and Seller agrees that upon reasonable (but no less than five (5) Business Days’) prior written notice unless an Event of Default shall have occurred, in which case no notice is required, to Seller, Administrative Agent or its authorized representatives will be permitted during normal business hours, and in a manner that does not unreasonably interfere with the ordinary conduct of Seller’s business, to examine, inspect, and make copies and extracts of, any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession or under the control of Seller.  Seller also shall make available to Buyers and Administrative Agent a knowledgeable financial or accounting officer for the purpose of answering questions respecting the Purchased Assets.  Without limiting the generality of the foregoing, Seller acknowledges that Buyers may enter into a Transaction related to any Purchased Assets from Seller based solely upon the information provided by Seller to Buyers in the Asset Schedule and the representations, warranties and covenants contained herein, and that Administrative Agent at its option or upon the request of Buyers, has the right at any time to conduct a partial or complete due diligence review on some or all of the Purchased Assets related to a Transaction.  Seller agrees to cooperate with Administrative Agent and Buyers and any third party underwriter in connection with such underwriting, including providing Administrative Agent and Buyers and any third party underwriter with access to any and all documents, records, agreements, instruments or information relating to such Purchased Assets in the possession, or under the control, of Seller.
24.10Hypothecation or Pledge of Repurchase Assets.  Buyers shall have free and unrestricted use of all Repurchase Assets and nothing in this Agreement shall preclude Buyers from engaging in repurchase transactions with all or part of its pro rata portion of the Repurchase Assets or otherwise pledging, repledging, transferring, hypothecating, or rehypothecating all or a portion of its pro rata portion of the Repurchase Assets; provided that prior to an Event of Default, such pledge, repledge, transfer, hypothecation or rehypothecation is treated as a financing or hedging transaction for U.S. federal income tax purposes or a pro rata interest in all payments due to Buyers under this Agreement; provided, further that other than with respect to a pro rata interest in all payments due to Buyers under this Agreement and prior to an Event of Default Buyers receive an opinion of a nationally recognized tax counsel experienced in such matters that such repurchase transaction, pledge, repledge, transfer, hypothecation or rehypothecation will not result in Issuer being subject to tax on its net income as an association (or publicly traded partnership) taxable as a corporation or a taxable mortgage pool taxable as a corporation, each for U.S. federal income tax purposes.
24.11Non-Confidentiality of Tax Treatment.
(a)This Agreement and its terms, provisions, supplements and amendments, and notices hereunder, are proprietary to Buyers or Seller, as applicable and shall be held by each party hereto, as applicable in strict confidence and shall not be disclosed to any third party without the written consent of the Required Buyers or Seller, except for (i) disclosure to Buyers’ or Seller’s direct and indirect Affiliates and Subsidiaries, attorneys or accountants, but only to the extent such disclosure is necessary and such parties agree to hold all information in strict confidence, or (ii) disclosure required by law, rule, regulation or order of a court or other regulatory body.  Notwithstanding the foregoing or anything to the contrary contained herein or in any other Program Agreements, the parties hereto may disclose to any and all Persons of any kind, the federal, state and local tax treatment of the Transactions, any fact relevant to understanding the federal, state and local tax treatment of the Transactions, and all materials of any kind (including opinions or other tax analyses) relating to such federal, state and local tax treatment and that may be relevant to understanding such tax treatment; provided that Seller may not disclose the name of or identifying information with respect to Buyers or any pricing terms (including the Pricing Rate, Purchase Price Percentage, Purchase Price and Commitment Fee and any other fees set forth in the Pricing Side Letter (if any)) or other nonpublic business or financial information (including any sublimits) that is unrelated to the federal, state and local tax treatment of the Transactions and is not relevant to understanding the federal, state and local tax treatment of the Transactions, without the prior written consent of Administrative Agent and Buyers.
(b)Notwithstanding anything in this Agreement to the contrary, Seller shall comply with all applicable local, state and federal laws, including all privacy and data protection law, rules and regulations that are applicable to the Repurchase Assets and/or any applicable terms of this Agreement (the “Confidential Information”).  Seller understands that the Confidential Information may contain “nonpublic personal information”, as that term is defined in Section 509(4) of the Gramm-Leach-Bliley Act (the “GLB Act”), and Seller agrees to maintain such nonpublic personal information that it receives hereunder in accordance with the GLB Act and other applicable federal and state privacy laws.  Seller shall implement such physical and other security measures as shall be necessary to (a) ensure the security and confidentiality of the “nonpublic personal information” of the “customers” and “consumers” (as those terms are defined in the GLB Act) of Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers which Seller holds, (b) protect against any threats or hazards to the security and integrity of such nonpublic personal information, and (c) protect against any unauthorized access to or use of such nonpublic personal information.  Seller represents and warrants that it has implemented appropriate measures to meet the objectives of Section 501(b) of the GLB Act and of the applicable standards adopted pursuant thereto, as now or hereafter in effect.  Upon request, Seller will provide evidence reasonably satisfactory to allow Administrative Agent to confirm that the providing party has satisfied its obligations as required under this Section 11.11.  Without limitation, this may include Administrative Agent’s review of audits, summaries of test results, and other equivalent evaluations of Seller.  Seller shall notify Administrative Agent and Buyers immediately following discovery of any breach or compromise of the security, confidentiality, or integrity of nonpublic personal information of the customers and consumers of Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers provided directly to Seller by Administrative Agent, Buyers or any Affiliate of Administrative Agent or Buyers.  Seller shall provide such notice to Administrative Agent by personal delivery, by facsimile with confirmation of receipt, or by overnight courier with confirmation of receipt to the applicable requesting individual.
24.12Set-off.  In addition to any rights and remedies of Administrative Agent and Buyers hereunder and by law, Administrative Agent and Buyers shall have the right, without prior notice to Seller, any such notice being expressly waived by Seller to the extent permitted by applicable law to set-off and appropriate and apply against any Obligation from Seller or any Affiliate thereof to Administrative Agent, Buyers or any of their Affiliates any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other obligation (including to return funds to Seller), credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by or due from Administrative Agent, Buyers or any Affiliate thereof to or for the credit or the account of Seller or any Affiliate thereof.  Administrative Agent agrees promptly to notify Seller after any such set off and application made by a Buyer; provided that the failure to give such notice shall not affect the validity of such set off and application.
24.13Intent.
(a)The parties recognize that each Transaction is a “master netting agreement” as that term is defined in Section 101 of Title 11 of the United States Code, as amended and a “securities contract” as that term is defined in Section 741 of Title 11 of the United States Code, as amended and that all payments hereunder are deemed “margin payments” or “settlement payments” as defined in Title 11 of the United States Code.
(b)It is understood that any party’s right to liquidate Purchased Assets delivered to it in connection with Transactions hereunder or to exercise any other remedies pursuant to Section 7.03 hereof is a contractual right to liquidate such Transaction as described in Sections 555 and Section 561 of Title 11 of the United States Code, as amended.
(c)The parties agree and acknowledge that if a party hereto is an “insured depository institution,” as such term is defined in the Federal Deposit Insurance Act, as amended (“FDIA”), then each Transaction hereunder is a “qualified financial contract,” as that term is defined in FDIA and any rules, orders or policy statements thereunder (except insofar as the type of assets subject to such Transaction would render such definition inapplicable).
(d)It is understood that this Agreement constitutes a “netting contract” as defined in and subject to Title IV of the Federal Deposit Insurance Corporation Improvement Act of 1991 (“FDICIA”) and each payment entitlement and payment obligation under any Transaction hereunder shall constitute a “covered contractual payment entitlement” or “covered contractual payment obligation”, respectively, as defined in and subject to FDICIA (except insofar as one or both of the parties is not a “financial institution” as that term is defined in FDICIA).
(e)This Agreement is intended to be a “securities contract,” within the meaning of Section 555 under the Bankruptcy Code, and a “master netting agreement,” within the meaning of Section 561 under the Bankruptcy Code.
(f)It is the intention of the parties that, for U.S. federal income tax purposes and for accounting purposes, each Transaction constitute a financing, and that Seller be (except to the extent that Administrative Agent shall have exercised its remedies following an Event of Default) the owner of the Purchased Assets for such purposes.  Unless prohibited by applicable law, Administrative Agent, Seller and Buyers shall treat the Transactions as described in the preceding sentence (including on any and all filings with any U.S. federal, state, or local taxing authority and agree not to take any action inconsistent with such treatment).

[Signature Pages Follow]

IN WITNESS WHEREOF, Administrative Agent, Seller and Buyers have caused this Amended and Restated Master Repurchase Agreement to be executed and delivered by their duly authorized officers or trustees as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – A&R Series 2020-SPIADVF1 Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, solely with respect to Section 11.14, as VFN Guarantor

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – A&R Series 2020-SPIADVF1 Repurchase Agreement]

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – A&R Series 2020-SPIADVF1 Repurchase Agreement]

SCHEDULE 1

RESPONSIBLE OFFICERS – SELLER

SELLER AUTHORIZATIONS

Any of the persons whose signatures and titles appear below are authorized, acting singly, to act for Seller under this Agreement:

Responsible Officers for execution of Program Agreements and amendments:

Name	Title	Signature
Pamela Marsh	Senior Managing Director, Treasurer

Responsible Officers for execution of Transaction Notices and day-to-day operational functions:

Name	Title	Signature
Pamela Marsh	Senior Managing Director, Treasurer
Maurice Watkins	Chief Operations Officer, Capital Markets
Thomas Rettinger	Chief Portfolio Risk Officer
Josh Smith	Authorized Representative
Kevin Chamberlain	Executive Vice President
Angela Everest	Authorized Representative

Schedule 1-1

SCHEDULE 2

ASSET SCHEDULE

Series 2020-SPIADVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR Issuer Trust, Series 2020-SPIADVF1 Variable Funding Note	[$**************]	[$**************]	[$**************]	[$****************]
Funding 2 Pro Rata Share	[$*************]	[$**************]	[$*************]	[$**************]
Citibank Pro Rata Share	[$*************]	[$**************]	[$*************]	[$**************]

Repurchase Price attributable to the Series 2020-SPIADVF1 Variable Funding Note and Additional Balances pursuant to the Series 2020-SPIADVF1 Repurchase Agreement

	Current Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	[$*]	[$*]	[$*]	[$***********]
Funding 2 Pro Rata Share	[$*]	[$*]	[$*]	[$***********]
Citibank Pro Rata Share	[$*]	[$*]	[$*]	[$***********]

Schedule 2-1

SCHEDULE 3

ADMINISTRATIVE AGENT’S ACCOUNT

Name of Bank:Citibank, N.A.

ABA Number of Bank:021000089

Name of Account:Atlas Sec Prod Funding 2 LP – Resi

Ref: Residential

Account Number:[********]

Schedule 3-1

Schedule 3-1

EXHIBIT A

FORM OF TRANSACTION NOTICE

Date: [_________]

[ADDRESS]

TRANSACTION NOTICE

Ladies and Gentlemen:

We refer to the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (the “Agreement”), among PennyMac Loan Services, LLC (the “Seller”), the buyers party thereto (“Buyers”) and Atlas Securitized Products, L.P. ( “Administrative Agent”).  Each capitalized term used but not defined herein shall have the meaning specified in the Agreement.  This notice is being delivered by Seller pursuant to Section 2.02 of the Agreement.

Please be notified that Seller hereby irrevocably requests that the Buyers enter into the following Transaction(s) with the Seller as follows:

Funding Date:
Series Invested Amount	$[__]
Note No. [_] – Series Invested Amount	$[__]
	VFN	SPIA VFN Repo
Maximum VFN Principal Balance	$[__]	$[__]
Existing Note Balance Outstanding / Purchase Price	$[__]	$[__]
Additional Balance / Purchase Price Requested	$[__]	$[__]
New Note Balance Outstanding / Purchase Price	$[__]	$[__]
Effective Advance Rate	[__]%	[__]%

		Market Value	Current Purchase Price		Market Value	New Purchase Price		Change in Purchase Price
loan_ID	as of date	curr_upb	curr_prin_balance	effective_date	curr_upb	curr_prin_balance	AR	PAY UP / (PAY DOWN)

TOTAL

Seller requests that the proceeds of the Purchase Price be deposited in Seller’s account at _______, ABA Number _______, account number ____, References:  _____, Attn:  _______.

Seller hereby represents and warrants that each of the representations and warranties made by Seller in each of the Program Agreements to which it is a party is true and correct in all material

Exhibit A-1

respects, in each case, on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.  Attached hereto is a true and complete updated copy of the Asset Schedule.

Exhibit A-2

PennyMac Loan Services, LLC, as Seller

By:

Exhibit A-3

Asset Schedule

Series 2020-SPIADVF1 Variable Funding Note and Additional Balances

Note	Initial Note Balance	Additional Balance(s)	Outstanding VFN Principal Balance	Maximum VFN Principal Balance
PNMAC GMSR ISSUER TRUST, Series 2020-SPIADVF1 Variable Funding Note	$[________]	$[________]	$[________]	$[________]
Funding 2 Pro Rata Share

Repurchase Price attributable to the Series 2020-SPIADVF1 Variable Funding Note and Additional Balances pursuant to the Series 2020-SPIADVF1 Repurchase Agreement

	Current Note Balance	Additional Balance(s)	Outstanding Principal Balance	Maximum Principal Balance
Aggregate Amount	$[________]	$[________]	$[________]	$[________]
Funding 2 Pro Rata Share

Exhibit A-4

EXHIBIT B

EXISTING INDEBTEDNESS

[See Attached]

-0-

EXHIBIT B-1

SERIES 2016-MSRVF1 PRICING SIDE LETTER

Atlas Securitized Products, L.P.

230 Park Avenue, Suite 800

New York, NY 10169

June 28, 2024

PennyMac Loan Services, LLC

3043 Townsgate Road, Suite 300

Westlake Village, CA 91361

Attention: Pamela Marsh / Josh Smith

Phone Number: (805) 330-6059 / (818) 224-7078

Email: pamela.marsh@pennymac.com; josh.smith@pennymac.com

Private National Mortgage Acceptance Company, LLC, as VFN Guarantor

3043 Townsgate Road, Suite 300

Westlake Village, CA 91361

Attention: Pamela Marsh

Phone Number: (805) 330-6059

Email: pamela.marsh@pennymac.com

Re: Sixth Amended and Restated Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this sixth amended and restated pricing side letter (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”) is hereby incorporated by reference into, the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of February 7, 2023, Amendment No. 3, dated as of March 16, 2023, Amendment No. 4, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), among Atlas Securitized Products, L.P., as administrative agent (the “Administrative Agent”), Atlas Securitized Products Funding 2, L.P. (“Funding 2”), as a buyer (a “Buyer”), the other buyers who become party hereto from time to time after executing a Side Letter Agreement, each a buyer (a “Buyer” and together with Funding 2, the “Buyers”), PennyMac Loan Services, LLC, as seller (the “Seller”), and Private National Mortgage Acceptance Company, as guarantor (the “VFN Guarantor”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Series 2016-MSRVF1 Repurchase Agreement.

Funding 2, the Administrative Agent, the Seller, the VFN Guarantor and Citibank, N.A., as a buyer, previously entered into the Fifth Amended and Restated Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of March 16, 2022, and Amendment No. 4, dated as of June 27, 2023, the “Existing Pricing Side Letter”).

The parties hereto have requested that the Existing Pricing Side Letter be amended and restated in its entirety on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Definitions.  The following terms shall have the meanings set forth below.
1.1“Additional Term Note Offering” means, the issuance of at least $200,000,000 in Term Notes to third party investors in accordance with the Base Indenture on or after July 30, 2021.
1.2“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% of Subordinated Debt), minus (a) intangibles; (b) goodwill and (c) receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed an “Affiliate” for the purposes of this definition (other than any portion of such assets that has a corresponding offsetting current liability).
1.3“Asset Value” means, with respect to the Note and each Additional Balance, (i) the applicable Purchase Price Percentage multiplied by (ii) the lesser of (A) the Market Value of such Note or (B) the value of the Note as calculated pursuant to the terms of the Base Indenture.  In determining the Market Value, Buyer shall give due consideration to any cash amounts reserved on deposit in the Collection and Funding Account at the direction of the Administrator pursuant to Section 4.4(a)(iv) and Section 4.5(a)(1)(viii) and the Base Indenture.
1.4“Base Rate” means the greater of (a) the Benchmark or (b) [****]%.
1.5“Benchmark” means, with respect to any date of determination, the Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Price Differential Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Price Differential Payment Date.
1.6“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

1.7“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than 0%.
1.8“Benchmark Transition Event” means a determination by Administrative Agent in its sole and good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is permanently or indefinitely no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Buyer of purchasing or maintaining Purchased Assets going forward or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Buyer or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.
1.9“Cash Equivalents” means (a) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of ninety (90) days or less from the date of acquisition and overnight bank deposits of Administrative Agent or its Affiliate or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Administrative Agent or its Affiliate or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by Administrative Agent or its Affiliate or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
1.10“Closing Date” means, July 30, 2021.
1.11“Commitment Fee” means, with respect to each Buyer, as set forth in the applicable Side Letter Agreement.

1.12“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Funding 2 Committed Amount or (b) such other Buyer’s “Committed Amount” (as such term is defined in the related Side Letter Agreement), in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $200,000,000 nor shall the individual Committed Amount for any Buyer exceed its Pro Rata Share of such amount at any time.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.
1.13“Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its sole and good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole and good faith discretion.
1.14“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
1.15“Margin” means, (i) with respect to the Note, (A) prior to the occurrence of an Event of Default, [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]%, and (ii) with respect to the Note following the occurrence of an Event of Default, the amount calculated pursuant to clause (i) plus an additional [****]% per annum.
1.16“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Funding 2 Maximum Purchase Price or (b) such other Buyer’s “Maximum Purchase Price” (as such term is defined in the related Side Letter Agreement), in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.
1.17 “Net Income” means, for any period and any Person, the net income of such Person for such period as determined in accordance with GAAP.

1.18“Net Worth” means, with respect to any Person, an amount equal to, on a consolidated basis, such Person’s stockholder equity (determined in accordance with GAAP).
1.19“Non-Recourse Debt” means Indebtedness payable solely from the assets sold or pledged to secure such Indebtedness and under which Indebtedness no party has recourse to Seller, VFN Guarantor or any of their Affiliates if such assets are inadequate or unavailable to pay off such Indebtedness, and neither Seller, VFN Guarantor nor any of their Affiliates effectively has any obligation to directly or indirectly pay any such deficiency.
1.20“Officer’s Compliance Certificate” means the certificate attached hereto as Exhibit A.
1.21“Purchase Price Percentage” means 83.33% with respect to the Note.
1.22“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
1.23“Restricted Cash” means for any Person, any amount of cash of such Person that is contractually required to be set aside, segregated or otherwise reserved.
1.24“Side Letter Agreement” means, (i) with respect to Funding 2, the Side Letter Agreement to the Series 2016-MSRVF1 Repurchase Agreement, dated as of July 30, 2021, among Seller, Funding 2 and the Administrative Agent, and (ii) with respect to any other Buyer who becomes a party to the Series 2016-MSRVF1 Repurchase Agreement and this Pricing Side Letter after the date hereof, the Side Letter Agreement between Seller and such Buyer, in each case as may be amended, restated, supplemented or otherwise modified from time to time.
1.25“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
1.26“Subordinated Debt” means, Indebtedness of Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of Seller to Administrative Agent and Buyers hereunder on terms and conditions approved in writing by Administrative Agent at the direction of the Required Buyers and all other terms and conditions of which are satisfactory in form and substance to Administrative Agent at the direction of the Required Buyers.
1.27“Termination Date” means the earliest of (a) June 26, 2026; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Series 2016-MSRVF1 Repurchase Agreement; (c) upon termination of the Indenture; (d) the Stated Maturity Date of the Notes and (e) at each Buyer’s or Seller’s option pursuant to Section 2.15 of the Series 2016-MSRVF1 Repurchase Agreement. The parties hereto will use their best efforts to agree to renewal terms to the Agreement and extend clause (a) of this definition no later than March 2025.
1.28“Test Period” means any one fiscal quarter.
Section 2.Financial Covenants.

(i)Seller shall at all times comply with any and all financial covenants and financial ratios set forth below:

(a)	Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least equal to $1,250,000,000.
(b)	Indebtedness to Adjusted Tangible Net Worth Ratio. Seller’s ratio of Indebtedness (excluding (A) Non-Recourse Debt, including any securitization debt, and (B) any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth shall not exceed 10:1.
(c)	Maintenance of Liquidity. Seller shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.
Section 3.Payment of Fees in Connection with the Pricing Side Letter.  Seller agrees to pay as and when billed by Buyers all of the reasonable fees, disbursements and expenses of counsel to Buyers in connection with the development, preparation and execution of this Pricing Side Letter or any other documents prepared in connection herewith in accordance with Section 5 of the Series 2016-MSRVF1 Repurchase Agreement and receipt of payment thereof shall be a condition precedent to each Buyer entering into any Transaction pursuant hereto.
Section 4.Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 5.Governing Law.  THIS PRICING SIDE LETTER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS PRICING SIDE LETTER, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 6.Counterparts.  This Pricing Side Letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Pricing Side Letter by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Pricing Side Letter.  The parties agree that this Pricing Side Letter may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999, and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
Section 7.Amendments.  None of the terms or provisions of this Pricing Side Letter may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, Seller and each Buyer.
Section 8.Conflict of Terms.  If there is any inconsistency between the terms of this Pricing Side Letter and those in the Series 2016-MSRVF1 Repurchase Agreement, the terms of this Pricing Side Letter will prevail.
Section 9.Reaffirmation of VFN Repo Guaranty. VFN Guarantor hereby (i) agrees that amending and restating of the Existing Pricing Side Letter shall not be a defense to the liability of VFN Guarantor or impair the rights of all Buyers under the VFN Repo Guaranty, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and (iii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.
Section 10.Amendment and Restatement. The terms and provisions of the Existing Pricing Side Letter are hereby amended and restated in their entirety by the terms and provisions of this Pricing Side Letter and shall supersede all provisions of the Existing Pricing Side Letter as of the date hereof. From and after the date hereof, all references made to the Existing Pricing Side Letter in any Program Agreement or in any other instrument or document shall, without more, be deemed to refer to this Pricing Side Letter.
Section 11.Payoff of Citi Buyer. Citibank, N.A. hereby agrees that in connection with (i) the execution of this Pricing Side Letter and that certain Notice of Repurchase and Termination of Transactions, dated as of June 28, 2024 (the “Termination Letter”) between Citibank, N.A. and the Seller, and (ii) Citibank, N.A.’s receipt of the Total Termination Amount (as such term is defined in the Termination Letter) on the date hereof, Citibank, N.A. has agreed to release the Note and its security interest in the Collateral and, as of the date hereof, shall no longer be a Buyer under the Series 2016-MSRVF1 Repurchase Agreement or this Pricing Side Letter unless Citibank, N.A. executes a new Side Letter Agreement with Seller after the date hereof.

IN WITNESS WHEREOF, the undersigned have caused this Pricing Side Letter to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust - Series 2016-MSRVF1 6th A&R Pricing Side Letter]

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust - Series 2016-MSRVF1 6th A&R Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as VFN Guarantor

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust - Series 2016-MSRVF1 6th A&R Pricing Side Letter]

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as a Buyer

By:
Name:
Title:

[PNMAC GMSR Issuer Trust - Series 2016-MSRVF1 6th A&R Pricing Side Letter]

EXHIBIT A

OFFICER’S COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of PennyMac Loan Services, LLC (“PLS”) and Private National Mortgage Acceptance Company (“PNMAC”). This Certificate is delivered to you in connection with Section 6.24(b) of the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, among Atlas Securitized Products, L.P., as administrative agent (the “Administrative Agent”), PLS, as seller (the “Seller”), Atlas Securitized Products Funding 2, L.P. (“Funding 2”), as a buyer (a “Buyer”), the other buyers who become a party thereto from time to time after executing a Side Letter Agreement, each a buyer (a “Buyer” and together with Funding 2, the “Buyers”), and PNMAC, as guarantor (the “VFN Guarantor”) (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, each of PLS and PNMAC (each an “Applicable Party” and collectively, the “Applicable Parties”) is and has been in compliance with all the terms of the Series 2016-MSRVF1 Repurchase Agreement and, without limiting the generality of the foregoing, I certify on behalf of the Applicable Party that:

Adjusted Tangible Net Worth. PLS has maintained an Adjusted Tangible Net Worth of at least equal to $1,250,000,000. A detailed summary of the calculation of PLS’s actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Indebtedness to Adjusted Tangible Net Worth Ratio. PLS’s ratio of Indebtedness (excluding Non-Recourse Debt, including any securitization debt and any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth has not exceeded 10:1. A calculation of PLS’s actual Indebtedness (excluding Non-Recourse Debt, including any securitization debt and any intercompany debt eliminated in consolidation) to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Liquidity. PLS shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of PLS, and do not omit any material fact as of the date(s) thereof.

Compliance. The Applicable Party has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Series 2016-MSRVF1 Repurchase Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the Applicable Party shall describe such lack of compliance and provide the date of any related waiver thereof.]

No Advance Rate Reduction Event, Servicer Termination Events, Events of Default or Funding Interruption Events. No Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has occurred or is continuing. [If any Advance Rate Reduction Event, Servicer Termination Event, Event of Default or

-0-

Funding Interruption Event has occurred and is continuing, the Applicable Party shall describe the same in reasonable detail and describe the action Applicable Party has taken or proposes to take with respect thereto, and if such Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has been expressly waived by Buyers in writing, Applicable Party shall describe the Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event, as applicable, and provide the date of the related waiver.]

Indebtedness. All Indebtedness (other than Indebtedness evidenced by the Series 2016-MSRVF1 Repurchase Agreement) of the Applicable Party existing on the date hereof is listed on Schedule 3 or Schedule 4 hereto, as applicable.

Hedging. With respect to the Series 2016-MSRVF1 Repurchase Agreement, attached hereto as Schedule 5 is a true and correct summary of all interest rate protection agreements entered into or maintained by the Applicable Party.

MSR Valuation. A detailed summary of the fair market value and Market Value Percentage of MSRs from the most recently delivered Market Value Report has been provided to Buyers in accordance with the timing requirements of Section 3.3(g) of the Base Indenture.

Litigation Summary. Attached hereto as Schedule 6 is a true and correct summary of all material actions, notices, proceedings and investigations exceeding five percent (5%) of Seller’s Net Worth individually or in the aggregate pending with respect to which Seller has received service of process or other form of notice or, to the best of Seller’s knowledge, threatened against it, before any court, administrative or governmental agency or other regulatory body or tribunal as of the calendar month ending [DATE].

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, 20___.

PENNYMAC LOAN SERVICES, LLC

By:
Name:
Title:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:
Name:
Title:

SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS (SELLER)
As of the calendar month ended [DATE] or quarter ended [DATE]

I.	Adjusted Tangible Net Worth
1.	Net Worth (book)	$
Plus:
2.	Subordinated Debt (maturity > ASP line maturity)	$
I.(a)	Total of items 1-2	$

Less:
3.	Intangibles	$
4.	Goodwill	$
5.	Receivables from Affiliates	$

I.(b)	Total of items 3-5

I.(c)	Actual Adjusted Tangible Net Worth (a minus b)	$
	Adjusted Tangible Net Worth	$1,250,000,000
	Compliance?	Yes / No

II.	Leverage Ratio

	Total Debt divided by Adjusted Tangible Net Worth	xx.x

[Please insert calculations]

	Leverage Covenant	10.1
	Compliance?	Yes / No

III.	Test Period Net Income - Actual

	Net Income/Loss	$
	Test Period Profitability	>= $1.00
	Compliance?	Yes/No

IV.	Liquidity
	Total cash (other than Restricted Cash)	$
	Total unrestricted Cash Equivalents	$
	Total	$
	Liquidity Covenant	$100,000,000
	Compliance?	Yes / No

SCHEDULE 2 TO OFFICER’S COMPLIANCE CERTIFICATE

INDEBTEDNESS of SELLER as of _________________________

LENDER	TOTAL FACILITY SIZE	FACILITY TYPE (i.e. EFP, Repurchase, etc.)	$ AMOUNT COMMITTED	OUTSTANDING INDEBTEDNESS	EXPIRATION DATE

SCHEDULE 3 TO OFFICER’S COMPLIANCE CERTIFICATE

INTEREST RATE PROTECTION AGREEMENTS

SCHEDULE 4 TO OFFICER’S COMPLIANCE CERTIFICATE

Litigation Summary

Case Caption	Filing Date	Court / Regulator	Case No.	Nature of Claims	Damages / Penalties Alleged	Plaintiff's Counsel	Customer's counsel	Status	Customer's Reserve Amount

EXHIBIT B-2

SERIES 2020-SPIADVF1 PRICING SIDE LETTER

Atlas Securitized Products, L.P.

230 Park Avenue, Suite 800

New York, NY 10169

June 28, 2024

PennyMac Loan Services, LLC

3043 Townsgate Road, Suite 300

Westlake Village, CA 91361

Attention: Pamela Marsh/Josh Smith

Phone Number: (805) 330-6059/ (818) 224-7078

Email: pamela.marsh@pennymac.com; josh.smith@pennymac.com

Private National Mortgage Acceptance Company, LLC, as VFN Guarantor

3043 Townsgate Road, Suite 300

Westlake Village, CA 91361

Attention: Pamela Marsh

Phone Number: (805) 330-6059

Email: pamela.marsh@pennymac.com

Re:Second Amended and Restated Pricing Side Letter

Ladies and Gentlemen:

Reference is hereby made to, and this second amended and restated pricing side letter (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Pricing Side Letter”) is hereby incorporated by reference into, the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of February 7, 2023, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of June 27, 2023, and Amendment No. 6, dated as of June 28, 2024, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), among Atlas Securitized Products, L.P., as administrative agent (the “Administrative Agent”), Atlas Securitized Products Funding 2, L.P. (“Funding 2”), as a buyer (a “Buyer”), the other buyers who become party hereto from time to time after executing a Side Letter Agreement, each a buyer (a “Buyer” and together with Funding 2, the “Buyers”), PennyMac Loan Services, LLC, as seller (the “Seller”), and Private National Mortgage Acceptance Company, as guarantor (the “VFN Guarantor”). Any capitalized term used but not defined herein shall have the meaning assigned to such term in the Series 2020-SPIADVF1 Repurchase Agreement.

The Administrative Agent, Funding 2, the Seller, the VFN Guarantor and Citibank, N.A., as a buyer, previously entered into the Amended and Restated Pricing Side Letter, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment

No. 2, dated as of June 9, 2022, Amendment No. 3, dated as of March 16, 2023, and Amendment No. 4, dated as of June 27, 2023, the “Existing Pricing Side Letter”).

The parties hereto have requested that the Existing Pricing Side Letter be amended and restated in its entirety on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 12.Definitions.  The following terms shall have the meanings set forth below.
12.1“Additional Term Note Offering” means, the issuance of at least $200,000,000 in Term Notes to third party investors in accordance with the Base Indenture on or after July 30, 2021.
12.2“Adjusted Tangible Net Worth” means, for any Person, Net Worth of such Person plus Subordinated Debt (provided that Subordinated Debt shall not be taken into account to the extent that it would cause Adjusted Tangible Net Worth to be comprised of greater than 25% of Subordinated Debt), minus (a) intangibles; (b) goodwill and (c) receivables from Affiliates; provided, however, that any investment vehicle that is under the management of PNMAC Capital Management LLC and is otherwise not directly or indirectly owned or controlled by Seller shall not be deemed an “Affiliate” for the purposes of this definition (other than any portion of such assets that has a corresponding offsetting current liability).
12.3“Asset Value” means, with respect to the Note and each Additional Balance, (i) the applicable Purchase Price Percentage multiplied by (ii) the lesser of (A) the Market Value of such Note or (B) the value of the Note as calculated pursuant to the terms of the Base Indenture.
12.4“Base Rate” means the greater of (a) the Benchmark or (b) [****]%.
12.5“Benchmark” means, with respect to any date of determination, the Daily Simple SOFR or, if applicable, a Benchmark Replacement Rate.  It is understood that the Benchmark shall be adjusted on a daily basis; provided, that, the Benchmark for the three (3) Business Days prior to the related Price Differential Payment Date shall be fixed at the Benchmark for the third (3rd) Business Day prior to the related Price Differential Payment Date.
12.6“Benchmark Administration Changes” means, with respect to the Benchmark (including any Benchmark Replacement Rate), any technical, administrative or operational changes (including without limitation changes to the timing and frequency of determining rates and making payments of interest, length of lookback periods, and other administrative matters as may be appropriate, in the sole and good faith discretion of Administrative Agent, to reflect the adoption and implementation of such Benchmark and to permit the administration thereof by Administrative Agent in a manner substantially consistent with market practice (or, if Administrative Agent determines that adoption of any portion of such market practice is not administratively feasible or that no market practice for the administration of such Benchmark exists, in such other manner of administration as Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).

12.7“Benchmark Replacement Rate” means with respect to any Benchmark Transition Event, the sum of: (i) the alternate benchmark rate that has been selected in the sole and good faith discretion of Administrative Agent, giving due consideration to (A) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (B) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated repurchase facilities and (ii) the related Benchmark Administration Changes; provided that, no such Benchmark Replacement Rate as so determined would be less than 0%.
12.8“Benchmark Transition Event” means a determination by Administrative Agent in its sole and good faith discretion that, by reason of circumstances affecting the relevant market, (i) adequate and reasonable means do not exist for ascertaining the Benchmark, (ii) the applicable Benchmark is permanently or indefinitely no longer in existence, (iii) continued implementation of the Benchmark is no longer administratively feasible or no significant market practice for the administration of the Benchmark exists, (iv) the Benchmark will not adequately and fairly reflect the cost to Buyer of purchasing or maintaining Purchased Assets going forward or (v) the administrator of the applicable Benchmark or a Relevant Governmental Body having jurisdiction over Buyer or Administrative Agent has made a public statement identifying a specific date after which the Benchmark shall no longer be made available or used for determining the interest rate of loans or other extensions of credit.
12.9“Cash Equivalents” means (a) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of ninety (90) days or less from the date of acquisition and overnight bank deposits of Administrative Agent or its Affiliate or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of Administrative Agent or its Affiliate or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than seven (7) days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-1 or the equivalent thereof by S&P or P-1 or the equivalent thereof by Moody’s and in either case maturing within ninety (90) days after the day of acquisition, (e) securities with maturities of ninety (90) days or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody’s, (f) securities with maturities of ninety (90) days or less from the date of acquisition backed by standby letters of credit issued by Administrative Agent or its Affiliate or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition.
12.10“Closing Date” means, July 30, 2021.
12.11“Commitment Fee” means, with respect to each Buyer, as set forth in the applicable Side Letter Agreement.

12.12“Committed Amount” means, with respect to each Buyer, the lesser of (a) the Funding 2 Committed Amount or (b) such other Buyer’s “Committed Amount” (as such term is defined in the related Side Letter Agreement, in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement.  If a Buyer’s Committed Amount is modified (a “Commitment Modification”), each other Buyer’s Committed Amount shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Committed Amount shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement; provided, however, that the aggregate Committed Amount for all Buyers shall not exceed $200,000,000 nor shall the individual Committed Amount for any Buyer exceed its Pro Rata Share of such amount at any time.  For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.
12.13“Daily Simple SOFR” means, for any day, SOFR, with conventions (including, without limitation, a lookback) established by the Administrative Agent in its sole and good faith discretion; provided that, if the Administrative Agent determines that any such convention is not administratively, operationally, or technically feasible for the Administrative Agent, then the Administrative Agent may establish another convention in its sole and good faith discretion.
12.14“Federal Reserve Bank of New York’s Website” means the website of the Federal Reserve Bank of New York at http://www.newyorkfed.org, or any successor source.
12.15 “Margin” means, (i) with respect to the Note, (A) prior to the occurrence of an Event of Default, [****]% per annum, or (B) upon the occurrence of an Additional Term Note Offering, the margin over the related swap rate in effect for the Term Notes subject to such Additional Term Note Offering plus [****]% and (ii) with respect to the Note following the occurrence of an Event of Default, the amount calculated pursuant to clause (i) plus an additional [****]% per annum.
12.16“Maximum Purchase Price” means, with respect to each Buyer the lesser of (a) the Funding 2 Maximum Purchase Price or (b) such other buyer’s “Maximum Purchase Price” (as such term is defined in the related Side Letter Agreement), in each case, as may be modified from time to time in accordance with the terms set forth in the applicable Side Letter Agreement. If a Buyer’s Maximum Purchase Price is modified (a “Maximum Purchase Price Modification”), each other Buyer’s Maximum Purchase Price shall be adjusted by a corresponding amount to maintain equal Pro Rata Shares between the Buyers at all times, and each Buyer’s Maximum Purchase Price shall subsequently adjust in equal Pro Rata Shares to the extent permitted under the terms of the applicable Side Letter Agreement. For the avoidance of doubt, the provisions of Section 2.02(b) shall govern in the event that there is a Defaulting Buyer, subject to the terms provided under the Non-Defaulting Buyer’s Side Letter Agreement.
12.17“Net Income” means, for any period and any Person, the net income of such Person for such period as determined in accordance with GAAP.

12.18“Net Worth” means, with respect to any Person, an amount equal to, on a consolidated basis, such Person’s stockholder equity (determined in accordance with GAAP).
12.19“Non-Recourse Debt” means Indebtedness payable solely from the assets sold or pledged to secure such Indebtedness and under which Indebtedness no party has recourse to Seller, VFN Guarantor or any of their Affiliates if such assets are inadequate or unavailable to pay off such Indebtedness, and neither Seller, VFN Guarantor nor any of their Affiliates effectively has any obligation to directly or indirectly pay any such deficiency.
12.20“Officer’s Compliance Certificate” means the certificate attached hereto as Exhibit A.
12.21“Purchase Price Percentage” means 95.00% with respect to the Note.
12.22“Relevant Governmental Body” means the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto.
12.23“Restricted Cash” means for any Person, any amount of cash of such Person that is contractually required to be set aside, segregated or otherwise reserved.
12.24“Side Letter Agreement” means, (i) with respect to Funding 2, the Side Letter Agreement to the Series 2020-SPIADVF1 Repurchase Agreement, dated as of July 30, 2021, among Seller, Funding 2 and the Administrative Agent, and (ii) with respect to any other Buyer who becomes a party to the Series 2020-SPIADVF1 Repurchase Agreement and this Pricing Side Letter after the date hereof, the Side Letter Agreement between Seller and such Buyer, in each case as may be amended, restated, supplemented or otherwise modified from time to time.
12.25“SOFR” means, with respect to any day, the secured overnight financing rate published for such day by the Federal Reserve Bank of New York, as the administrator of the benchmark (or a successor administrator) on the Federal Reserve Bank of New York’s Website.
12.26“Subordinated Debt” means, Indebtedness of Seller which is (i) unsecured, (ii) no part of the principal of such Indebtedness is required to be paid (whether by way of mandatory sinking fund, mandatory redemption, mandatory prepayment or otherwise) prior to the date which is one year following the Termination Date and (iii) the payment of the principal of and interest on such Indebtedness and other obligations of Seller in respect of such Indebtedness are subordinated to the prior payment in full of the principal of and interest (including post-petition obligations) on the Transactions and all other obligations and liabilities of Seller to Administrative Agent and Buyers hereunder on terms and conditions approved in writing by Administrative Agent at the direction of the Required Buyers and all other terms and conditions of which are satisfactory in form and substance to Administrative Agent at the direction of the Required Buyers.
12.27“Termination Date” means the earliest of (a) June 26, 2026; (b) the Obligations having become immediately due and payable pursuant to Section 7.03 of the Series 2020-SPIADVF1 Repurchase Agreement; (c) upon termination of the Indenture; (d) the Stated Maturity Date of the Notes and (e) at each Buyer’s or Seller’s option pursuant to Section 2.15 of the Series 2020-SPIADVF1 Repurchase Agreement. The parties hereto will use their best efforts to agree to renewal terms to the Agreement and extend clause (a) of this definition no later than March 2025.
12.28“Test Period” means any one fiscal quarter.
Section 13.Financial Covenants.  Seller shall at all times comply with any and all financial covenants and financial ratios set forth below:
(a)Adjusted Tangible Net Worth. Seller shall maintain an Adjusted Tangible Net Worth of at least equal to $1,250,000,000.
(b)Indebtedness to Adjusted Tangible Net Worth Ratio. Seller’s ratio of Indebtedness (excluding (A) Non-Recourse Debt, including any securitization debt, and (B) any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth shall not exceed 10:1.
(c)Maintenance of Liquidity. Seller shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.
Section 14.Payment of Fees in Connection with the Pricing Side Letter.  Seller agrees to pay as and when billed by Buyers all of the reasonable fees, disbursements and expenses of counsel to Buyers in connection with the development, preparation and execution of this Pricing Side Letter or any other documents prepared in connection herewith in accordance with Section 5 of the Series 2020-SPIADVF1 Repurchase Agreement and receipt of payment thereof shall be a condition precedent to each Buyer entering into any Transaction pursuant hereto.
Section 15.Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
Section 16.Governing Law.  THIS PRICING SIDE LETTER AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS PRICING SIDE LETTER, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
Section 17.Counterparts.  This Pricing Side Letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Pricing Side Letter by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Pricing Side Letter.  The parties agree that this Pricing Side Letter may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999, and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.
Section 18.Amendments.  None of the terms or provisions of this Pricing Side Letter may be waived, amended, supplemented or otherwise modified except by a written instrument executed by the Administrative Agent, Seller and each Buyer.
Section 19.Conflict of Terms.  If there is any inconsistency between the terms of this Pricing Side Letter and those in the Series 2020-SPIADVF1 Repurchase Agreement, the terms of this Pricing Side Letter will prevail.
Section 20.Reaffirmation of VFN Repo Guaranty. VFN Guarantor hereby (i) agrees that amending and restating of the Existing Pricing Side Letter shall not be a defense to the liability of VFN Guarantor or impair the rights of all Buyers under the VFN Repo Guaranty, (ii) ratifies and affirms all of the terms, covenants, conditions and obligations of the VFN Repo Guaranty and (iii) acknowledges and agrees that such VFN Repo Guaranty is and shall continue to be in full force and effect.
Section 21.Amendment and Restatement. The terms and provisions of the Existing Pricing Side Letter are hereby amended and restated in their entirety by the terms and provisions of this Pricing Side Letter and shall supersede all provisions of the Existing Pricing Side Letter as of the date hereof. From and after the date hereof, all references made to the Existing Pricing Side Letter in any Program Agreement or in any other instrument or document shall, without more, be deemed to refer to this Pricing Side Letter.
Section 22.Payoff of Citi Buyer. Citibank, N.A. hereby agrees that in connection with (i) the execution of this Pricing Side Letter and that certain Notice of Repurchase and Termination of Transactions, dated as of June 28, 2024 (the “Termination Letter”) between Citibank, N.A. and the Seller, and (ii) Citibank, N.A.’s receipt of the Total Termination Amount (as such term is defined in the Termination Letter) on the date hereof, Citibank, N.A. has agreed to release the Note and its security interest in the Collateral and, as of the date hereof, shall no longer be a Buyer under the Series 2020-SPIADVF1 Repurchase Agreement or this Pricing Side Letter unless Citibank, N.A. executes a new Side Letter Agreement with Seller after the date hereof.

IN WITNESS WHEREOF, the undersigned have caused this Pricing Side Letter to be duly executed as of the date first above written.

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:
Name:	Dominic Obaditch
Title:	Managing Director

[PNMAC GMSR Issuer Trust – Series 2020-SPIADVF1 MRA 2nd A&R Pricing Side Letter]

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as a Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – Series 2020-SPIADVF1 MRA 2nd A&R Pricing Side Letter]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as VFN Guarantor

By:
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[PNMAC GMSR Issuer Trust – Series 2020-SPIADVF1 MRA 2nd A&R Pricing Side Letter]

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as a Buyer

By:
Name:
Title:

[PNMAC GMSR Issuer Trust – Series 2020-SPIADVF1 MRA 2nd A&R Pricing Side Letter]

EXHIBIT A

OFFICER’S COMPLIANCE CERTIFICATE

I, ___________________, do hereby certify that I am the [duly elected, qualified and authorized] [CFO/TREASURER/FINANCIAL OFFICER] of PennyMac Loan Services, LLC (“PLS”) and Private National Mortgage Acceptance Company (“PNMAC”). This Certificate is delivered to you in connection with Section 6.24(b) of the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021, among Atlas Securitized Products, L.P., as administrative agent (the “Administrative Agent”), PLS, as seller (the “Seller”), Atlas Securitized Products Funding 2, L.P. (“Funding 2”), as a buyer (a “Buyer”), the other buyers who become party thereto from time to time after executing a Side Letter Agreement, each a buyer (a “Buyer” and together with Funding 2, the “Buyers”), and PNMAC, as guarantor (the “VFN Guarantor”) (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”). I hereby certify that, as of the date of the financial statements attached hereto and as of the date hereof, each of PLS and PNMAC (each an “Applicable Party” and collectively, the “Applicable Parties”) is and has been in compliance with all the terms of the Series 2020-SPIADVF1 Repurchase Agreement and, without limiting the generality of the foregoing, I certify on behalf of the Applicable Party that:

Adjusted Tangible Net Worth. PLS has maintained an Adjusted Tangible Net Worth of at least equal to $1,250,000,000. A detailed summary of the calculation of PLS’s actual Adjusted Tangible Net Worth is provided in Schedule 1 hereto.

Indebtedness to Adjusted Tangible Net Worth Ratio. PLS’s ratio of Indebtedness (excluding Non-Recourse Debt, including any securitization debt and any intercompany debt eliminated in consolidation) to Adjusted Tangible Net Worth has not exceeded 10:1. A calculation of PLS’s actual Indebtedness (excluding Non-Recourse Debt, including any securitization debt and any intercompany debt eliminated in consolidation) to Adjust Tangible Net Worth is provided in Schedule 1 hereto.

Maintenance of Liquidity. PLS shall ensure that, at all times, it has cash (other than Restricted Cash) and Cash Equivalents in an amount not less than $100,000,000.

Financial Statements. The financial statements attached hereto are accurate and complete, accurately reflect the financial condition of PLS, and do not omit any material fact as of the date(s) thereof.

Compliance. The Applicable Party has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in the Series 2020-SPIADVF1 Repurchase Agreement and the other Program Agreements to be observed, performed and satisfied by it. [If a covenant or other agreement or condition has not been complied with, the Applicable Party shall describe such lack of compliance and provide the date of any related waiver thereof.]

No Advance Rate Reduction Event, Servicer Termination Events, Events of Default or Funding Interruption Events. No Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has occurred or is continuing. [If any Advance Rate Reduction Event, Servicer Termination Event, Event of Default or

-0-

Funding Interruption Event has occurred and is continuing, the Applicable Party shall describe the same in reasonable detail and describe the action Applicable Party has taken or proposes to take with respect thereto, and if such Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event has been expressly waived by Buyers in writing, Applicable Party shall describe the Advance Rate Reduction Event, Servicer Termination Event, Event of Default or Funding Interruption Event, as applicable, and provide the date of the related waiver.]

Indebtedness. All Indebtedness (other than Indebtedness evidenced by the Series 2020-SPIADVF1 Repurchase Agreement) of the Applicable Party existing on the date hereof is listed on Schedule 3 or Schedule 4 hereto, as applicable.

Hedging. With respect to the Series 2020-SPIADVF1 Repurchase Agreement, attached hereto as Schedule 5 is a true and correct summary of all interest rate protection agreements entered into or maintained by the Applicable Party.

MSR Valuation. A detailed summary of the fair market value and Market Value Percentage of MSRs from the most recently delivered Market Value Report has been provided to Buyers in accordance with the timing requirements of Section 3.3(g) of the Base Indenture.

Litigation Summary. Attached hereto as Schedule 6 is a true and correct summary of all material actions, notices, proceedings and investigations five percent (5%) of Seller’s New Worth individually or in the aggregate pending with respect to which Seller has received service of process or other form of notice or, to the best of Seller’s knowledge, threatened against it, before any court, administrative or governmental agency or other regulatory body or tribunal as of the calendar month ending [DATE].

IN WITNESS WHEREOF, I have set my hand this _____ day of ________, 20___.

PENNYMAC LOAN SERVICES, LLC

By:
Name:
Title:

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC

By:
Name:
Title:

SCHEDULE 1 TO OFFICER’S COMPLIANCE CERTIFICATE

CALCULATIONS OF FINANCIAL COVENANTS (SELLER)
As of the calendar month ended [DATE] or quarter ended [DATE]

I.	Adjusted Tangible Net Worth

1.	Net Worth (book)	$
Plus:
2.	Subordinated Debt (maturity > ASP line maturity)	$

I.(a)	Total of items 1-2	$

Less:
3.	Intangibles	$
4.	Goodwill	$
5.	Receivables from Affiliates	$

I.(b)	Total of items 3-5

I.(c)	Actual Adjusted Tangible Net Worth (a minus b)	$

	Adjusted Tangible Net Worth	$1,250,000,000
	Compliance?	Yes / No

II.	Leverage Ratio

	Total Debt divided by Adjusted Tangible Net Worth	xx.x

[Please insert calculations]

	Leverage Covenant	10.1
	Compliance?	Yes / No

III.	Test Period Net Income - Actual

	Net Income/Loss	$
	Test Period Profitability	>= $1.00
	Compliance?	Yes/No

IV.	Liquidity
	Total cash (other than Restricted Cash)	$
	Total unrestricted Cash Equivalents	$
	Total	$
	Liquidity Covenant	$100,000,000
	Compliance?	Yes / No

SCHEDULE 2 TO OFFICER’S COMPLIANCE CERTIFICATE

INDEBTEDNESS of SELLER as of _________________________

LENDER	TOTAL FACILITY SIZE	FACILITY TYPE (i.e. EFP, Repurchase, etc.)	$ AMOUNT COMMITTED	OUTSTANDING INDEBTEDNESS	EXPIRATION DATE

SCHEDULE 3 TO OFFICER’S COMPLIANCE CERTIFICATE

INTEREST RATE PROTECTION AGREEMENTS

SCHEDULE 4 TO OFFICER’S COMPLIANCE CERTIFICATE

Litigation Summary

Case Caption	Filing Date	Court / Regulator	Case No.	Nature of Claims	Damages / Penalties Alleged	Plaintiff's Counsel	Customer's counsel	Status	Customer's Reserve Amount

EXHIBIT C-1

SERIES 2016-MSRVF1 SIDE LETTER AGREEMENT

[ON FILE WITH ASSIGNEE BUYER AND SELLER]

EXHIBIT C-2

SERIES 2020-SPIADVF1 SIDE LETTER AGREEMENT

[ON FILE WITH ASSIGNEE BUYER AND SELLER]

EXHIBIT D

VFN REPO GUARANTY

SECOND AMENDED AND RESTATED GUARANTY

by

PRIVATE NATIONAL MORTGAGE

ACCEPTANCE COMPANY, LLC, as guarantor

Dated as of July 30, 2021

SECOND Amended and restated GUARANTY

This SECOND AMENDED AND RESTATED GUARANTY, dated as of July 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), is made by Private National Mortgage Acceptance Company, LLC, a Delaware limited liability company (“Guarantor”), in favor of Atlas Securitized Products, L.P. (“ASP”), as administrative agent (the “Administrative Agent”) on behalf of Atlas Securitized Products Funding 2, L.P. (“Funding 2” or “Buyer”) and the buyers from time to time (collectively, the “Buyers”).

RECITALS

WHEREAS, pursuant to the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), among PennyMac Loan Services, LLC (the “Seller”), ASP and the Buyers, the Buyers have agreed from time to time to enter into Transactions with Seller in connection with the Series 2016-MSRVF1 Notes.

WHEREAS, pursuant to the Amended and Restated Master Repurchase Agreement, dated as of July 30, 2021 (as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), among PennyMac Loan Services, LLC (the “Seller”), ASP and the Buyers, the Buyers have agreed from time to time to enter into Transactions with Seller in connection with the Series 2020-SPIADVF1 Notes;

WHEREAS, it is a condition precedent to the obligation of the Buyers to enter into Transactions with Seller under the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement that Guarantor shall have executed and delivered this Guaranty to the Buyers;

WHEREAS, as a condition precedent to entering into the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement, the Guarantor is required to execute and deliver this Guaranty; and

WHEREAS, the Guarantor will receive a benefit, either directly or indirectly from the Seller for entering into this Guaranty.

NOW, THEREFORE, in consideration of the foregoing premises, to induce the Buyers to enter into the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement and to enter into Transactions thereunder, Guarantor hereby agrees with the Buyers, as follows:

1.Defined Terms.  (a) Unless otherwise defined herein, terms which are defined in the Series 2016-MSRVF1 Repurchase Agreement or in the Series 2020-SPIADVF1 Repurchase Agreement, as applicable, and used herein are so used as so defined.

(b)For purposes of this Guaranty, “Obligations” shall mean all obligations and liabilities of Seller to the Buyers, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, or out of or in connection with the Series 2016-MSRVF1 Repurchase Agreement or the Series 2020-SPIADVF1 Repurchase Agreement and any other Program Agreements and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Buyers that are required to be paid by Seller pursuant to the terms of the Program Agreements and costs of enforcement of this Guaranty reasonably incurred) or otherwise.
2.Guaranty.  (a) Guarantor hereby unconditionally and irrevocably guarantees to the Buyers the prompt and complete payment and performance by Seller when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.
(b)Guarantor further agrees to pay any and all expenses (including, without limitation, all fees and disbursements of counsel) which may be paid or incurred by the Buyers in enforcing, or obtaining advice of counsel in respect of, any rights with respect to, or collecting, any or all of the Obligations and/or enforcing any rights with respect to, or collecting against, Guarantor under this Guaranty.  This Guaranty shall remain in full force and effect until the latest of (i) the termination of the Series 2016-MSRVF1 Repurchase Agreement, (ii) the termination of the Series 2020-SPIADVF1 Repurchase Agreement and (iii) the Obligations are paid in full, notwithstanding that from time to time prior thereto Seller may be free from any Obligations.
(c)No payment or payments made by Seller or any other Person or received or collected by the Buyers from Seller or any other Person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of Guarantor hereunder which shall, notwithstanding any such payment or payments, remain liable for the amount of the outstanding Obligations until the outstanding Obligations are paid in full.
(d)Guarantor agrees that whenever, at any time, or from time to time, Guarantor shall make any payment to the Buyers on account of Guarantor’s liability hereunder, Guarantor will notify the Buyers in writing that such payment is made under this Guaranty for such purpose.
3.Right of Set-off.  The Buyers are hereby irrevocably authorized at any time and from time to time without notice to Guarantor, any such notice being hereby waived by Guarantor, to set-off and appropriate and apply any and all monies and other property of Guarantor, deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Buyers of any Affiliate thereof to or for the credit or the account of Guarantor, or any part thereof in such amounts as the Buyers may elect, on account of the Obligations and liabilities of Guarantor hereunder and claims of every nature and description of the Buyers against Guarantor, in any currency, whether arising hereunder, under the Series 2016-MSRVF1 Repurchase Agreement, under the Series 2020-SPIADVF1 Repurchase Agreement or otherwise, as the Buyers may elect, whether or not the Buyers have made any demand for payment and although such Obligations and liabilities and claims may be contingent or unmatured.  The Buyers shall notify Guarantor promptly of any such set-off and the application made by the Buyers, provided that the failure to give such notice shall not affect the validity of such set-off and application.  The rights of the Buyers under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Buyers may have.
4.Subrogation.  Notwithstanding any payment or payments made by Guarantor hereunder or any set-off or application of funds of Guarantor by the Buyers, Guarantor shall not be entitled to be subrogated to any of the rights of the Buyers against Seller or any other guarantor or any collateral security or guarantee or right of offset held by the Buyers for the payment of the Obligations, nor shall Guarantor seek or be entitled to seek any contribution or reimbursement from Seller or any other guarantor in respect of payments made by Guarantor hereunder, until all amounts owing to the Buyers by Seller on account of the Obligations are paid in full and both the Series 2016-MSRVF1 Repurchase Agreement and the Series 2020-SPIADVF1 Repurchase Agreement are terminated.  If any amount shall be paid to Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amounts shall be held by Guarantor for the benefit of the Buyers, segregated from other funds of Guarantor, and shall, forthwith upon receipt by Guarantor, be turned over to the Buyers in the exact form received by Guarantor (duly indorsed by Guarantor to the Buyers, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Buyers may determine.
5.Amendments, etc. with Respect to the Obligations.  Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against Guarantor, and without notice to or further assent by Guarantor, any demand for payment of any of the Obligations made by the Buyers may be rescinded by the Buyers, and any of the Obligations continued, and the Obligations, or the liability of any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Buyers, and the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement and the other Program Agreements and any other document in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, pursuant to its terms and as the Buyers may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Buyers for the payment of the Obligations may be sold, exchanged, waived, surrendered or released.  The Buyers shall have no obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Obligations or for this Guaranty or any property subject thereto.  When making any demand hereunder against Guarantor, the Buyers may, but shall be under no obligation to, make a similar demand on Seller and any failure by the Buyers to make any such demand or to collect any payments from Seller or any release of Seller shall not relieve Guarantor of its obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of the Buyers against Guarantor.  For the purposes hereof “demand” shall include, but is not limited to, the commencement and continuance of any legal proceedings.

6.Guaranty Absolute and Unconditional.  (a) Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Buyers upon this Guaranty or acceptance of this Guaranty; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived in reliance upon this Guaranty; and all dealings between Seller or Guarantor, on the one hand, and the Buyers, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Guaranty.  Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Seller or the Guaranty with respect to the Obligations.  This Guaranty shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (i) the validity or enforceability of the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement, the other Program Agreements, any of the Obligations or any collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Buyers, (ii) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by Seller against the Buyers, or (iii) any other circumstance whatsoever (with or without notice to or knowledge of Seller or Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of Seller for the Obligations, or of Guarantor under this Guaranty, in bankruptcy or in any other instance.  When pursuing its rights and remedies hereunder against Guarantor, the Buyers may, but shall be under no obligation to, pursue such rights and remedies that they may have against Seller or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Buyers to pursue such other rights or remedies or to collect any payments from Seller or any such other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of Seller or any such other Person or any such collateral security, guarantee or right of offset, shall not relieve Guarantor of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Buyers against Guarantor.  This Guaranty shall remain in full force and effect and be binding in accordance with and to the extent of its terms upon Guarantor and their successors and assigns thereof, and shall inure to the benefit of the Buyers, and successors, indorsees, transferees and assigns, until all the Obligations and the obligations of Guarantor under this Guaranty shall have been satisfied by payment in full, notwithstanding that from time to time during the term of the Series 2016-MSRVF1 Repurchase Agreement or the Series 2020-SPIADVF1 Repurchase Agreement Seller may be free from any Obligations.
(b)Without limiting the generality of the foregoing, Guarantor hereby agrees, acknowledges, and represents and warrants to the Buyers as follows:
(i)Guarantor hereby waives any defense arising by reason of, and any and all right to assert against the Buyers any claim or defense based upon, an election of remedies by the Buyers which in any manner impairs, affects, reduces, releases, destroys and/or extinguishes Guarantor’s (x) subrogation rights, (y) rights to proceed against Seller or any other guarantor for reimbursement or contribution, and/or (z) any other rights of Guarantor to proceed against Seller, against any other guarantor, or against any other person or security.

(ii)Guarantor is presently informed of the financial condition of Seller and of all other circumstances which diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations.  Guarantor hereby covenants that it will make its own investigation and will continue to keep itself informed of Seller’s financial condition, the status of other guarantors, if any, of all other circumstances which bear upon the risk of nonpayment and that it will continue to rely upon sources other than the Buyers for such information and will not rely upon the Buyers for any such information.  Absent a written request for such information by Guarantor to the Buyers, Guarantor hereby waives its right, if any, to require the Buyers to disclose to Guarantor any information which the Buyers may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of or revocation by any other guarantor.
(iii)Guarantor has independently reviewed the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement and related agreements and has made an independent determination as to the validity and enforceability thereof, and in executing and delivering this Guaranty to the Buyers, Guarantor is not in any manner relying upon the validity, and/or enforceability, and/or attachment, and/or perfection of any Liens or security interests of any kind or nature granted by Seller or any other guarantor to the Buyers, now or at any time and from time to time in the future.
7.Reinstatement.  This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Buyers upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Seller or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Seller or any substantial part of its property, or otherwise, all as though such payments had not been made.
8.Payments.  Guarantor hereby agrees that the Obligations will be paid to the Buyers without set-off or counterclaim in U.S. Dollars.
9.Event of Default.  If an Event of Default under the Series 2016-MSRVF1 Repurchase Agreement or the Series 2020-SPIADVF1 Repurchase Agreement shall have occurred and be continuing, Guarantor agrees that, as between Guarantor and the Buyers, the Obligations may be declared to be due in accordance with the terms of the Series 2016-MSRVF1 Repurchase Agreement or the Series 2020-SPIADVF1 Repurchase Agreement, as applicable, for purposes of this Guaranty notwithstanding any stay, injunction or other prohibition which may prevent, delay or vitiate any such declaration as against the Seller and that, in the event of any such declaration (or attempted declaration), such Obligations shall forthwith become due by Guarantor for purposes of this Guaranty.
10.Severability.  Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

11.Headings.  The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.
12.No Waiver; Cumulative Remedies.  The Buyers shall not by any act (except by a written instrument pursuant to Section 13 hereof), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof.  No failure to exercise, nor any delay in exercising, on the part of the Buyers, any right, power or privilege hereunder shall operate as a waiver thereof.  No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.  A waiver by the Buyers of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Buyers would otherwise have on any future occasion.  The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.
13.Waivers and Amendments; Successors and Assigns; Governing Law.  None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and the Buyers, provided that any provision of this Guaranty may be waived by the Buyers in a letter or agreement executed by the Buyers or by facsimile or electronic transmission from the Buyers to the Guarantor.  This Guaranty shall be binding upon the personal representatives, successors and assigns of Guarantor and shall inure to the benefit of the Buyers and its successors and assigns.
14.Notices.  Notices delivered in connection with this Guaranty shall be given in accordance with Section 11.05 of the Series 2016-MSRVF1 Repurchase Agreement or Section 10.05 of the Series 2020-SPIADVF1 Repurchase Agreement, as applicable.
15.Governing Law; Jurisdiction; Waivers.
(a)THIS GUARANTY AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS GUARANTY, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(b)THE GUARANTOR SUBMITS ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN THE BOROUGH OF MANHATTAN, THE FEDERAL COURTS OF THE

UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;
(c)THE GUARANTOR CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT IN SUCH COURTS AND, TO THE EXTENT PERMITTED BY LAW, WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;
(d)THE GUARANTOR AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO ITS ADDRESS SET FORTH HEREIN OR AT SUCH OTHER ADDRESS OF WHICH EACH OTHER PARTY HERETO SHALL HAVE BEEN NOTIFIED IN WRITING, EXCEPT THAT WITH RESPECT TO THE INDENTURE TRUSTEE, CALCULATION AGENT, PAYING AGENT AND SECURITIES INTERMEDIARY, SERVICE OF PROCESS MAY ONLY BE MADE AS REQUIRED BY APPLICABLE LAW;
(e)THE GUARANTOR AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND
(f)THE GUARANTOR WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY.
16.Integration.  This Guaranty represents the agreement of Guarantor with respect to the subject matter hereof and there are no promises or representations by the Buyers relative to the subject matter hereof not reflected herein.  This Guaranty may be executed in any number of counterparts, each of which so executed will be deemed to be an original, but all such counterparts will together constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Guaranty by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Guaranty.
17.Acknowledgments.  Guarantor hereby acknowledges that:
(a)Guarantor has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Program Agreements;
(b)the Buyers do not have any fiduciary relationship to Guarantor, Guarantor does not have any fiduciary relationship to the Buyers and the relationship between the Buyers and Guarantor is solely that of surety and creditor;

(c)no joint venture exists between the Buyers and Guarantor or among the Buyers, Seller and Guarantor;
(d)this Guaranty is “a security agreement or arrangement or other credit enhancement” that is “related to” and provided “in connection with” the PC Repurchase Agreement and each Transaction thereunder and is within the meaning of Sections 101(38A)(A) and 741(7)(A)(xi) of the Bankruptcy Reform Act of 1978, 11 U.S.C. §§ 101 et seq., as amended (the “Bankruptcy Code”) and is, therefore to the extent of damages in connection with the PC Repurchase Agreement, measured in accordance with Section 562 of the Bankruptcy Code (i) a “securities contract” as that term is defined in Section 741(7)(A)(xi) of the Bankruptcy Code and (ii) a “master netting agreement” as that term is defined in Section 101(38A) of the Bankruptcy Code; and
(e)the Buyers’s right to cause the termination, liquidation or acceleration of, or to offset or net termination values, payment amounts or other transfer obligations arising under or in connection with the Series 2016-MSRVF1 Repurchase Agreement, the Series 2020-SPIADVF1 Repurchase Agreement and this Guaranty is in each case a contractual right to cause the termination, liquidation or acceleration of, or to offset or net termination values, payment amounts or other transfer obligations arising under or in connection with this Guaranty as described in Sections 362(b)(6), 362(b)(27), 555 and/or 561 of the Bankruptcy Code.
18.Electronic Signatures. This Guaranty may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on any signatory hereof to the same extent as if it were physically executed and each signatory hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:
Name:	Pamela Marsh
Title:	Senior Managing Director, Treasurer

CONSENTED TO BY:

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By:
Name:
Title:

ATLAS SECURITIZED PRODUCTS FUNDING 2, L.P., as Buyer

By: Atlas Securitized BKR 2, L.P., its general partner

By: Atlas Securitized FundingCo GP LLC, its general partner

By:
Name:
Title: